As filed with the Securities and Exchange Commission on April 23, 2013.

Registration No. 33-43773 and 811-6459

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 37	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 80	☒

(Check appropriate box or boxes)

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road, NE

Cedar Rapids, IA 52499-0001

(800) 346-3677

(Address and telephone number of principal executive offices)

Darin D. Smith

4333 Edgewood Road, NE

Cedar Rapids, IA 52499-0001

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485

(date)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

(date)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in Flexible Premium Individual Deferred Variable Annuity Contracts.

PROSPECTUS

May 1, 2013

Merrill Lynch Life Variable Annuity Separate Account A (“Account A”)

and

Merrill Lynch Life Variable Annuity Separate Account B (“Account B”)

Flexible Premium Individual Deferred Variable Annuity Contract

also known as

Modified Single Premium Individual Deferred Variable Annuity Contract (the “Contract”)

issued by

Transamerica Advisors Life Insurance Company

Home Office: 425 West Capital Avenue

Suite 1800 Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

Transamerica Capital, Inc.

This Prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the Contract to our Service Center at the address above.

The variable annuity contract described here provides a variety of investment features. It also provides options for income protection later in life. We no longer offer the Contract for sale to new purchasers.

It is important that you understand how the Contract works, and its benefits, costs, and risks. First, some basics.

What is an annuity?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each Annuity Option has different protection features intended to cover different kinds of income needs. Many of these Annuity Options provide income streams that can’t be outlived.

What is a variable annuity?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

What are the risks in owning a variable annuity?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you’ve put in. You bear all of this risk. You could lose all or part of the money you’ve put in.

How does this annuity work?

We put your premium payments as you direct into one or more subaccounts of Account A and/or Account B. In turn, we invest each subaccount’s assets in corresponding portfolios (“Funds”) of the following companies listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

AllianceBernstein Variable Products Series Fund, Inc.

American Century Variable Portfolios, Inc.

BlackRock Variable Series Funds, Inc.

Davis Variable Account Fund, Inc.

Federated Insurance Series

MFS® Variable Insurance Trust

PIMCO Variable Insurance Trust

Transamerica Series Trust

For a complete list of the available subaccounts, please refer to “Appendix A – Portfolios Associated with the Subaccounts”. More detailed information concerning the Funds available through this Contract and their investment objectives, strategies, policies, risks, and expenses is contained in each Fund’s prospectus. Each year while you own the Contract, we will send you the current Fund prospectuses or summary prospectuses. You may also obtain a prospectus for any of the Funds by contacting our Service Center. In addition, if you receive a summary prospectus for a Fund, you may obtain a full statutory prospectus by referring to the contact information for the Fund company on the cover page of the summary prospectus. Please read the current prospectus or summary prospectus for each of the Funds carefully before investing and retain them for future reference.

The value of your contract at any point in time up to the annuity date is called your contract value. Before the annuity date, you are generally free to direct your contract value among the subaccounts as you wish. You may also withdraw all or part of your contract value. If you die before the annuity date, we pay a death benefit to your beneficiary.

We’ve designed this annuity as a long-term investment. If you withdraw money from the annuity too soon, you may incur substantial charges. In addition, any money you take out of the contract is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% Federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the contract.

Although this Prospectus was primarily designed for potential purchasers of the Contract, you are receiving this Prospectus as a current contract owner. As a current contract owner, you should note that the options, features and charges of the Contract may vary over time, may vary depending on your state, and generally, you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, refer to your Contract, and/or note Contract variations referenced throughout this Prospectus. Currently, this Contract is not available for purchase.

What does this annuity cost?

We may impose a number of charges, including a deferred sales charge and a mortality and expense risk charge. We provide more details on these two charges as well as a description of all other charges later in the Prospectus.

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This Prospectus contains information about the Contract and the Accounts that you should know before you invest. A Statement of Additional Information contains more information about the Contract and the Accounts. We have filed this Statement of Additional Information, dated May 1, 2013, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. There is no charge to obtain it. The table of contents for this Statement of Additional Information appears at the end of this Prospectus.

The Securities and Exchange Commission (“SEC”) maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

The Securities and Exchange Commission has not approved these Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

DEFINITIONS

accumulation unit: An index used to compute the value of the contract owner’s interest in a subaccount prior to the annuity date.

annuitant: The person on whose continuation of life annuity payments may depend.

annuity date: The date on which annuity payments begin. The annuity date must occur by the older annuitant’s 90th birthday.

beneficiary(s): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

contract anniversary: The same date each year as the date of issue of the Contract.

contract year: The period from one contract anniversary to the day preceding the next contract anniversary.

Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code (“IRC”).

monthiversary: The same date of each month as the date on which the Contract was issued.

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next.

nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified arrangement as described in the IRC.

qualified contract: A Contract issued in connection with a retirement arrangement described under Section 403(b) or 408(b) of the IRC.

Service Center: Where you send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by phone at (800) 535-5549.

Roth Individual Retirement Account or Annuity (“Roth IRA Account”): A retirement arrangement meeting the requirements of Section 408A of the IRC.

tax sheltered annuity: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

CAPSULE SUMMARY OF THE CONTRACT

This capsule summary provides a brief overview of the Contract. More detailed information about the Contract can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

Contracts issued in your state may provide different features and benefits from those described in this prospectus. This Prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Service Center.

The Contract is available as a nonqualified contract or may be issued as an IRA in certain circumstances or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). The Contract is currently not available to be issued in connection with a retirement arrangement under Section 403(b) of the Internal Revenue Code (i.e., a tax sheltered annuity contract). We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to qualified contracts. Please note that if you purchase your Contract through a custodial account, the owner of the Contract will be the custodial account and the annuitant must generally be the custodial account owner.

A variable annuity provides for tax deferred growth potential. The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, such as IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

We offer other variable annuity contracts that have different contract features, minimum premium amounts, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Contracts, see “Other Information — Selling the Contract.”

Premiums

Generally, before the annuity date you can pay premiums as often as you like. The minimum initial premium is $5,000 for a nonqualified Contract and $2,000 for an IRA Contract. Subsequent premiums generally must each be $100 or more. We may refuse to issue a Contract or accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000.

The Accounts

As you direct, we will put premiums into subaccounts of Account A and/or Account B corresponding to the Funds in which we invest your contract value. For the first 14 days following the date of issue, we put all premiums you’ve directed into Account A into the BlackRock Money Market V.I. Subaccount. After the 14 days, we will put the money into the Account A subaccounts you’ve selected. In Pennsylvania, we won’t wait 14 days. Instead, we will invest your premium immediately in the subaccounts you’ve selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the BlackRock Money Market V.I. Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. Currently, you may allocate premiums or contract value among 18 of the available subaccounts. Generally, within certain limits you may transfer Account A value periodically among Account A subaccounts.

The Funds Available for Investment

The funds available under the Contract are listed in Appendix A.

Fees and Charges

Mortality & Expense Risk Charge

We impose a mortality and expense risk charge to cover certain risks. The mortality portion compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. The expense portion compensates us for expense risks we assume if the contract maintenance and administration charges aren’t enough to cover all Contract maintenance and administration expenses. The charge equals 1.25% annually for

Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts. This charge ends on the annuity date.

Sales Charge

We may impose a deferred sales charge only if you withdraw money from Account A. The maximum charge is 7% of premium withdrawn during the first year after that premium is paid. The charges decrease by 1% each year. After year seven, it’s 0%. We don’t impose a sales charge on withdrawals or surrenders from Account B. The sales charge applies to each subsequent premium payment, as well as the initial premium payment.

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Contract. We deduct this charge daily only from the net asset value of Account A. We don’t impose the charge on the assets of Account B. This charge ends on the annuity date.

Contract Maintenance Charge

We charge $40 at the end of each contract year and upon a full withdrawal to reimburse us for expenses related to maintenance of the Contract. We waive this charge on all Contracts with a contract value of at least $50,000 on the Contract anniversary and in certain circumstances where you own more than three Contracts. The charge ends on the annuity date.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we impose an annual charge of 0.25% of the average of your contract values as of the end of each of the prior four contract quarters. A pro rata amount of this charge is collected upon termination of the rider or the Contract. This charge ends on the annuity date.

Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)

On the last business day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from your Account A value on the last business day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract. This fee ends on the annuity date.

Premium Taxes

On the annuity date we deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%.

Fund Expenses

You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

You can find detailed information about fees and charges imposed on the Contract under “Charges and Deductions”.

Transfers

Transfers Among Account A Subaccounts

Before the annuity date, you may transfer all or part of your Account A value among the subaccounts up to six times per contract year without charge. However, the AllianceBernstein Large Cap Growth Subaccount, BlackRock Managed Volatility V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco V.I. American Franchise Subaccount are closed to transfers of contract value from other subaccounts. You may make more than six transfers among available subaccounts, but we may charge $25 per extra transfer. You may elect a Dollar Cost Averaging feature so that money you’ve put in the Account A BlackRock Money Market V.I. Subaccount is systematically transferred monthly into other Account A subaccounts you select without charge. We may impose additional restrictions on transfers. (“See Transfers — Disruptive Trading.”)

Transfers From Account A to Account B

Once each contract year, you may transfer from Account A to Account B all or a portion of the greater of any gain in account value and/or any premium no longer subject to a sales charge or 10% of premiums still subject to a sales charge (minus any premium already withdrawn or transferred). Additionally, we allow periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, on a monthly, quarterly, semi-annual or annual basis. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same contract year.

This is the only amount you may transfer from Account A to Account B during a contract year. We impose no charge on this transfer. We don’t permit transfers from Account B to Account A.

Withdrawals

You can withdraw money from the Contract. Withdrawals from Account A are generally subject to a sales charge (see “Sales Charge”). However, we won’t impose a sales charge to the extent that the withdrawals from Account A in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b) minus any premiums previously withdrawn or transferred during that contract year, where:

(a)	=	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b)	=	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

You may take your free withdrawals through lump sum withdrawals or the systematic withdrawal program. Through systematic withdrawals from Account A you may elect, once per contract year, for withdrawals to be paid on a monthly, quarterly, semi-annual or annual basis.

We don’t impose a sales charge on withdrawals from Account B.

Once each contract year you may use the automatic withdrawal program to withdraw the value in Account B on a monthly, quarterly, semi-annual, or annual basis. These automatic withdrawals are not subject to any sales charge (see “Withdrawals and Surrenders”).

A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2. Withdrawals from tax sheltered annuities are restricted (see “Tax Information”).

Death Benefit

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit if a contract owner (or the annuitant if the Contract has a non-natural owner) dies before the annuity date.

If you are under age 80 when the Contract is issued, the death benefit equals the greatest of: premiums less adjusted withdrawals; the contract value; or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the Contract. If you are age 80 or over when the Contract is issued, the death benefit equals the greater of premiums less adjusted withdrawals or the contract value.

In all states except Washington, Illinois, and Minnesota, contract owners may elect the Estate Enhancer benefit for an additional annual charge. The Estate Enhancer benefit is an optional rider that pays, on the death of an owner, a benefit that provides proceeds that may be used to defray some or all of the expenses attributable to death benefit proceeds paid under the Contract. The Estate Enhancer benefit provides coverage in addition to the Contract’s guaranteed minimum death benefit. The Estate Enhancer benefit is not available if you are age 76 or older. If you elect the Estate Enhancer benefit, you cannot cancel it.

You can find more detailed information about the death benefit and the Estate Enhancer benefit, and how they are calculated, including age limitations that apply, under “Death Benefit”.

If you purchased your Contract prior to December 13, 2002, your guaranteed minimum death benefit was calculated in a different manner. Please refer to your Contract.

The payment of a death benefit may have tax consequences (see “Tax Information”).

Annuity Payments

Annuity payments begin on the annuity date and are made under the annuity option you select. When you buy the Contract, the annuity date for nonqualified Contracts is the older annuitant’s 90th birthday. If your Contract is owned by the type of non-natural person (i.e., a corporation or a non-grantor trust) that does not receive tax deferral, the annuity date is the annuitant’s 85th birthday. The annuity date for IRA Contracts or tax sheltered annuity Contracts is generally when the owner/annuitant reaches age 70 1/2.

Details about the annuity options available under the Contract can be found under “Annuity Options”.

Annuity payments may have tax consequences (see “Tax Information”).

All optional guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date.

Guaranteed Minimum Income Benefit

For an additional annual fee, you may elect the Guaranteed Minimum Income Benefit (“GMIB”). The GMIB is an optional rider that provides the option to receive payment of guaranteed minimum monthly fixed income during the lifetime of the annuitant, subject to certain conditions. See “Guaranteed Minimum Income Benefit”.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we will refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Money Market V.I. Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Replacement of Contracts

Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the Contract will impose a new surrender charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract could be advantageous, given the Contract’s features, benefits, and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Contract, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer contract value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Premiums	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)[1]	7%
Transfer Fee[2]	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Periodic Charges Other Than Fund Expenses
Annual Contract Maintenance Charge[3]	$40
Separate Account Annual Expenses (as a % of average Separate Account value)
Account A:
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.10%

Total Account A Annual Expenses	1.35%
Account B:
Mortality and Expense Risk Charge	0.65%
Administration Charge	0.00%

Total Account B Annual Expenses	0.65%
Annual Charges for Optional Riders
Estate Enhancer Charge[4]	0.25%
Guaranteed Minimum Income Benefit[5]	0.50%

[1]	The contingent deferred sales charge decreases by 1% annually to 0% after seven years for each premium payment made, as follows:

Complete Years Elapsed Since Payment of Premium	Charge as a Percentage of Premium Withdrawn
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

[2]

There is no charge for the first 6 transfers in a contract year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers. These rules apply only to transfers among Account A subaccounts. They do not apply to transfers from Account A to Account B. No transfers may be made from Account B.

[3]	The contract maintenance charge will be assessed annually at the end of each contract year if the contract value is less than $50,000 and upon surrender if other than on the contract anniversary.

[4]

The Estate Enhancer charge will be assessed annually at the end of each contract year based on the average of your contract values as of the end of each of the prior four contract quarters. We also impose a pro rata amount of this charge upon surrender, annuitization, death, or termination of the Rider. We won’t deduct this charge after the annuity date.

[5]

The figure shown is an annualized percentage of the GMIB Benefit Base. The GMIB charge will be deducted from your Account A value at the end of each calendar quarter based on the GMIB Benefit Base as of the last business day of each month within the calendar quarter. We will also deduct a pro rata amount of this fee upon termination of the Rider. We won’t deduct this fee after the annuity date. For Contracts issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2012. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[6]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.48%	2.37%

[6]

The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2012 or estimated for the current year. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may contractually or voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, the Annual Contract Maintenance Charge, Separate Account Annual Expenses (assuming you are invested in Account A), the Estate Enhancer charge, the GMIB fee, and Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$1089	$1839	$2603	$4770

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$915	$1314	$1721	$3057

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$456	$1382	$2327	$4770

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$268	$828	$1421	$3057

The Examples reflect the $40 contract maintenance charge as 0.040% of average assets. They assume the Estate Enhancer benefit and GMIB Rider are elected. They reflect the annual charge of 0.25% of the average contract value at the end of the four prior contract quarters for the Estate Enhancer benefit, and the fee for the GMIB Rider at an annual rate of 0.50% of the GMIB Benefit Base determined monthly and deducted quarterly from your Account A value. Contractual waivers and reimbursements are reflected in the first year of the example, but not in subsequent years. See the “Charges and Discussions” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yields of the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount refer to the annualized income generated by an investment in each subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of an Account A subaccount (besides the Account A BlackRock Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each 1, 5 and 10-year period. These percentages include any sales charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. For example, we may present total return information that doesn’t reflect a deduction for the sales charge. This presentation assumes that an investment in the Contract will extend beyond the period when the sales charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from the Account A BlackRock Money Market V.I. Subaccount to designated subaccounts under a dollar cost averaging program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the sales charge. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Transamerica Advisors Life Insurance Company was incorporated under the laws of the State of Washington on January 27, 1986. It was redomesticated to the State of Arkansas on August 30, 1991. It is engaged in the sale of life insurance and annuity products. On December 28, 2007, the Company became an indirect wholly owned subsidiary of AEGON USA, Inc., now AEGON USA, LLC (“AEGON USA”). AEGON USA is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Prior to July 1, 2010, the Company was known as Merrill Lynch Life Insurance Company. The Company was formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange.

THE ACCOUNTS

You may direct premiums into one or both of two segregated investment accounts available to the Contract (the “Accounts”). The Merrill Lynch Life Variable Annuity Separate Account A (“Account A”) offers through its subaccounts a variety of investment options. Each option has a different investment objective. The Merrill Lynch Life Variable Annuity Separate Account B (“Account B”) offers a money market investment through its subaccount.

We established the Accounts on August 6, 1991. They are governed by Arkansas law, our state of domicile. They are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940. Each account meets the definition of a separate account under the Federal securities laws. The Accounts’ assets are segregated from all of our other assets.

Segregation of Account Assets

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. We own all of the assets in the Accounts. Each Account’s income, gains, and losses, whether or not realized, derived from Account assets are credited to or charged against the Account without regard to our other income, gains or losses. The assets in each Account will always be at least equal to the reserves and other liabilities of the Account. If an Account’s assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account. Under Arkansas insurance law the assets in each Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of either Account be charged with any liabilities of the other Account.

Subaccount Investments

The subaccount available through Account B invests in the BlackRock Money Market V.I. Fund, which is also available through a subaccount in Account A. Subaccounts previously available through Account A (the AllianceBernsten Large Cap Growth Subaccount, BlackRock Managed Volatility V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco Van Kampen V. I. American Franchise Subaccount) are closed to allocations of new premiums and incoming transfers of contract value. All subaccounts invest in a corresponding portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Invesco V.I. Funds”); the AllianceBernstein Variable Products Series Fund, Inc. (the “AllianceBernstein Fund”);

the American Century Variable Portfolios, Inc. (the “American Century Portfolios”); BlackRock Variable Series Funds, Inc. (the “BlackRock Variable Funds”); the Davis Variable Account Fund, Inc. (the “Davis Fund”); the Federated Insurance Series (the “Federated Series”); the MFS®Variable Insurance TrustSM (the “MFS Trust”); the PIMCO Variable Insurance Trust (the “PIMCO VIT Trust”); Transamerica Series Trust (the “Transamerica Trust”);. Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment adviser, subadviser, or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain funds available only through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract should not be indicative of performance of the similarly named fund available through the Contract.

INVESTMENTS OF THE ACCOUNTS

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts as well as separate accounts of Transamerica Advisors Life Insurance Company of New York (an indirect wholly owned subsidiary of AEGON USA), and insurance companies affiliated or not affiliated with us, to fund benefits under certain variable annuity and variable life insurance contracts. Shares of these funds may be offered in the future to certain pension or retirement plans.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well fund management anticipates changes in economic conditions.

The Funds

The funds available under the Contract are listed in Appendix A.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•

Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.0% to 0.25% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.35% annually.

The combined percentages we receive with regard to each Fund currently range from 0.00% to 0.381% annually. Proceeds from these payments by the Funds, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Other Information – Selling the Contract” in this prospectus.

Selection of Underlying Funds

We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from contract owners.

You are responsible for choosing the subaccounts and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund. You bear the risk of any decline in the contract value of your Contract resulting from the performance of the Funds you have chosen.

Purchases and Redemptions of Fund Shares; Reinvestment

The Accounts will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Accounts are automatically reinvested at net asset value in additional shares of the Funds.

Material Conflicts, Substitution of Investments and Changes to Accounts

The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in Federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of Account A or Account B or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our contract owners.

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing contract value or the future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of contract value, or both, for some or all classes of Contracts at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to either Account, eliminate subaccounts in either Account, deregister either or both of the Accounts under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate either or both Accounts as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or account to another subaccount or account pursuant to a combination or otherwise, and create new accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

Mortality and Expense Risk Charge

We impose a mortality and expense risk charge on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts prior to the annuity date. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract.

The remaining portion of the charge, 0.50% annually for Account A and 0.30% annually for Account B, is attributable to expense risks we assume should the contract maintenance and administration charges be insufficient to cover all contract maintenance and administration expenses.

The mortality and expense risk charge is greater for Account A than for Account B because a greater guaranteed death benefit and higher administrative expenses are attributable to Account A. If this charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. The charge will never increase.

Sales Charge

When Imposed

We may impose a contingent deferred sales charge on withdrawals and surrenders from Account A. We don’t impose the charge on withdrawals or surrenders from Account B. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from Account A held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing sales charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, where permitted by state regulation, up to 10% of this premium can be accessed without a sales charge if withdrawn through systematic withdrawals from Account A. (See “Withdrawals and Surrenders”.) In addition, where permitted by state regulation, we won’t impose a contingent deferred sales charge on any premium withdrawn from Contracts purchased by our employees or our affiliates or from Contracts purchased by the employees’ spouses or dependents.

Amount of Charge

The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% annually to 0% after year seven for that premium, as shown below.

Number of Complete Years Elapsed Since Premium Was Paid	Contingent Deferred Sales Charge
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%

The charge is calculated on total premiums withdrawn from Account A. If, however, your account value at the time of withdrawal is less than your premiums paid in, the charge is based on your account value. Gain in account value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any contract year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Sales Charge Works

If you made a $5,000 premium payment to Account A and withdrew the entire $5,000 three years later, we would impose a 4% charge on the $5,000 withdrawal. If you had made a $5,000 premium payment to Account A and due to negative investment experience only $4,500 remained in Account A when you withdrew it three years later, we would impose a 4% charge only on $4,500 of the original premium. If instead the $5,000 premium payment you made to Account A grew to $6,000 due to positive investment experience, and you withdrew $600 of gain in account value three years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a contingent deferred sales charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4% contingent deferred sales charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted

We deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your Account A value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.

Pro Rata Deductions

Kim Investor’s Retirement Plus® Contract has a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Capital Appreciation V.I. Subaccount. Kim withdraws $20,000 from the Contract, and the entire $20,000 is subject to a 7% sales charge ($1,400). Accordingly, $840—60% of $1,400—is deducted from the BlackRock Basic Value V.I. Subaccount and $560—40% of $1,400—is deducted from the BlackRock Capital Appreciation V.I. Subaccount.

(See “Withdrawals and Surrenders” and “Accumulation Units” for a discussion of the effect the deduction of this charge will have on the number of accumulation units credited to a Contract.)

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Contract. We deduct the charge daily only from the net asset value of Account A prior to the annuity date. We don’t impose the charge on the assets in Account B. This charge covers such expenses as optional contract transactions (for example, processing transfers and Dollar Cost Averaging transactions). This charge will never increase.

Contract Maintenance Charge

We charge $40 each year to reimburse us for expenses related to maintenance of the Contract. These expenses include issuing Contracts, maintaining records, and performing accounting, regulatory compliance, and reporting functions. We deduct this charge from your contract value at the end of each contract year that occurs on or before the annuity date. We won’t deduct it after the annuity date. We also deduct the charge if you surrender the contract on any date besides a contract anniversary. We deduct the charge on a pro rata basis from among all subaccounts in which your contract value is invested. The contract maintenance charge will never increase.

We’ll waive this charge on all Contracts with a contract value equal to or greater than $50,000 on the date the charge would normally be deducted. Currently, a contract owner of three or more of these Contracts will be assessed no more than $120 in contract maintenance charges annually. We reserve the right to change this limit at any time.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we deduct a charge at the end of each contract year equal to 0.25% annually of the average of the contract values as of the end of each of the prior four contract quarters. We won’t deduct this charge after the annuity date. We will impose a pro rata amount of this charge upon surrender, annuitization, death or termination of the rider between contract anniversaries. We deduct this charge regardless of whether the Estate Enhancer benefit has any value.

GMIB Fee

If you elect the GMIB, we will charge a fee that compensates us for the risks we assume in providing this benefit. We will deduct the fee from Account A at the end of each calendar quarter and upon termination of the GMIB Rider. On the last business day of each month or upon termination of the GMIB Rider, we will determine a fee of 0.50% of the GMIB Benefit Base divided by 12. (For Contracts issued before October 16, 2004, we will use 0.40% of the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any termination during a calendar quarter will be deducted from your Account A value on the last business day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last business day of that month or was not in effect as of the last business day of the prior month. The GMIB Fee is withdrawn from each subaccount of Account A in the same proportion that your value in each subaccount of Account A bears to your total Account A value on the date it is withdrawn. We do not deduct the GMIB Fee after the annuity date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

Other Charges

Transfer Charges

You may make up to six transfers among Account A subaccounts per contract year without charge. If you make more than six, we may, but currently do not, charge you $25 for each extra transfer. (See “Transfers”.)

Tax Charges

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. (See “Tax Status of the Contract”.)

Fund Expenses

In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table”.) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.

Premium Taxes

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the contract value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from your contract value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract. Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that state, and the premium tax laws of that state.

FEATURES AND BENEFITS OF THE CONTRACT

As we describe the contract, we will often use the word “you”. In this context “you” means “contract owner”.

Ownership of The Contract

The contract owner is entitled to exercise all rights under the Contract. Unless otherwise specified, the purchaser of the Contract will be the contract owner. The Contract can be owned by a trust or a corporation. However, special tax rules apply to Contracts owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your tax advisor if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If you die, the beneficiary will receive a death benefit. You may also designate an annuitant. You may change the annuitant at any time prior to the annuity date. If you don’t select an annuitant, you are the annuitant. If the Contract is an IRA, the owner must be the annuitant. Please note that if you purchase your Contract through a custodial account, the owner of the Contract will be the custodial account and the annuitant must generally be the custodial account owner.

If a non-natural person owns the Contract and changes the annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a contract owner. We will then pay the beneficiary the contract value, less any applicable fees and charges.

Only spouses may be co-owners of the Contract, except in Pennsylvania, New Jersey, and Oregon. When the Contract is issued in exchange for another contract that was co-owned by non-spouses, the Contract will be issued with non-spousal co-owners. When co-owners are established, they exercise all rights under the Contract jointly unless they elect otherwise. Co-owner spouses must each be designated as beneficiary for the other in order for the surviving spouse, if eligible, to continue the Contract under the spousal continuation provision upon the death of the other spousal co-owner. Co-owner spouses may also designate a contingent beneficiary to receive benefits on the surviving spouse co-owner’s death. The surviving spouse may later name a new beneficiary, provided the original “contingent beneficiary” designation is not irrevocable. Qualified Contracts may not have co-owners. (See “Spousal Continuation” later in this Prospectus.)

Please note that non-spousal co-owners in Pennsylvania, New Jersey and Oregon are not able to continue the Contract or any guaranteed benefit, such as the GMIB, if one co-owner dies during the accumulation phase. Federal tax law requires that any death proceeds be fully distributed, generally within five years of death, in accordance with IRC Section 72(s).

You may assign the Contract to someone else by giving notice to our Service Center unless not permitted by law in your state. Please refer to your Contract. Only complete ownership of the Contract may be assigned to someone else. You can’t do it in part. An assignment to a new owner cancels all prior beneficiary designations except a prior irrevocable beneficiary designation. Assignment of the Contract may have tax consequences or may be prohibited on certain qualified Contracts, so you should consult with a qualified tax advisor before assigning the Contract. (See “Tax Information”.)

Issuing the Contract

Issue Age

You can buy a nonqualified Contract if you (or any co-owner) are less than 90 years old. Annuitants on nonqualified Contracts must also be less than 90 years old when we issue the Contract. For qualified Contracts (owned by natural persons), the contract owner and annuitant must be the same person. Contract owners and annuitants on qualified Contracts must be less than 70 1/2 years old when we issue the Contract, unless certain exceptions are met. To elect the GMIB Rider, the annuitant (and any co-annuitant) must be 75 years old or younger on the date of issue of the Contract. The Contract is currently not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing tax sheltered annuity Contracts.

If you change the owner, the new owner must be younger than the maximum age for a newly issued Contract.

Information We Need To Issue The Contract

Before we issue the Contract, we need certain information from you. We may require you to complete and return certain documents in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the documents or the information provided, and you pay the initial premium, we’ll issue a Contract. The date we do this is called the date of issue. Generally, we’ll do this and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days, we will return the premium and no Contract will be issued.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we will refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Money Market V.I. Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Premiums

Minimum and Maximum Premiums

The initial premium payment must be $5,000 or more on a nonqualified Contract and $2,000 or more on an IRA Contract. Subsequent premium payments generally must each be $100 or more. You can make them at any time before the annuity date. We may refuse to accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000. Maximum annual contributions to qualified Contracts are limited by Federal law. We reserve the right to reject premium payments for any other reason.

How to Make Payments

You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from your MLPF&S brokerage account.

Third Party Checks

We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Advisors Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

Premium Investments

For the first 14 days following the date of issue, we’ll hold all premiums directed into Account A in the BlackRock Money Market V.I. Subaccount. After the 14 days, we’ll reallocate the account value to the Account A subaccounts you selected. In Pennsylvania, we’ll invest all premiums as of the date of issue in the subaccounts you selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the BlackRock Money Market V.I. Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. We’ll place premiums directed into Account B in the BlackRock Money Market V.I. Subaccount on the date of issue. We’ll place subsequent premiums allocated to Account B in the BlackRock Money Market V.I. Subaccount as of the end of the valuation period in which our Service Center receives them.

Currently, you may allocate your premium among 18 of the available subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Total Return V.I. Subaccount, 58% allocated to the BlackRock High Yield V.I. Subaccount, and 30% allocated to the BlackRock Large Cap Core V.I. Subaccount. However, you may not allocate 33 1/3% to the BlackRock Total Return V.I.

Subaccount and 66 2/3% to the BlackRock High Yield V.I. Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

We calculate an accumulation unit value for each subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a subaccount, units are purchased. For payment of Contract proceeds (i.e., partial withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deduction for the contract maintenance charge, any sales charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.

How Do We Determine The Number of Units?

We determine the number of accumulation units purchased by dividing the dollar value of the premium payment or the amount transferred into the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the premium payment or transfer is made. Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due from a subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the redemption is made. The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units for a Contract will not change as a result of investment experience or the deduction of mortality and expense risk and administration charges. Instead, these charges and investment experience are reflected in the accumulation unit value.

When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the valuation period equivalent of the annual administration and mortality and expense risk charges. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in law that requires us to pay tax on capital gains in the Accounts or for any assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Other Charges”.)

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, and the annuitant is not a contract owner, the owner may designate a new annuitant. If a new annuitant is not designated, the contract owner will become the annuitant unless any owner is not a natural person. If any contract owner is not a natural person, no new annuitant may be named and the death benefit will be paid to the beneficiary.

Transfers

Transfers Within Account A

Before the annuity date, you may transfer all or part of your Account A value among the Account A subaccounts up to six times per contract year without charge. You can make additional transfers among Account A subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you’re transferring from. We reserve the right to change the number of additional transfers permitted each contract year.

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of Account A value. You must transfer at least $100 or the total value of a subaccount, if less. Transfers specified as percentages are also subject to a $100 minimum with allocations in whole numbers. For example, 10% or 30% of $1,000 Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10.5% may not. Also, 20% of $600 ($120) Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10% of $600 ($60) may not.

You may request transfers in writing or by telephone, once we receive proper telephone authorization. Transfer requests may also be made through your Merrill Lynch Financial Advisor, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Disruptive Trading

Frequent or short-term transfers among Account A subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by contract owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a contract owner among the subaccounts may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other contract owners and other persons who may have an interest in the Contract (e.g., annuitants and beneficiaries). In order to try to protect our contract owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of particular Account A subaccounts made by contract owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to contract owners who are found to be engaged in disruptive trading activities. Contract owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” contract owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the contract owner in writing of the restrictions that will apply to future transfers under a Contract. Currently, our restrictions require such contract owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We will also require that the contract owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:

•	not accepting a transfer request from a third party acting under authorization on behalf of more than one contract owner;
•	limiting the dollar or percentage of contract value that may be transferred among the subaccounts at any one time; and
•	imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect contract owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that contract owner even if we cannot identify, in the particular circumstances, any harmful effect from that contract owner’s future transfers.

Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all contract owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of contract owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective and consequently may result in certain trading activities being prohibited while others are allowed to proceed. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other contract owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who violate the disruptive trading policies established by the Fund.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

Contract owners and other persons with interests in the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging

What Is It?

The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows you to reallocate money at monthly intervals from the Account A BlackRock Money Market V.I. Subaccount to any of the remaining Account A subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against a loss in a declining market. If you choose to participate in the DCA Program, you should have the financial ability to continue making transfers through periods of fluctuating markets.

You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts

To elect DCA, you need to have a minimum amount of money in the Account A BlackRock Money Market V.I. Subaccount. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA feature. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. We reserve the right to change these minimums. Should the amount in your Account A BlackRock Money Market V.I. Subaccount drop below the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your designated subaccount has dropped below the selected monthly transfer amount.

When Do We Make DCA Transfers?

You select the date for DCA transfers, within certain limitations. After we receive your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. We don’t charge for DCA transfers. These transfers are in addition to the six annual transfers permitted under the Contract.

Transfers From Account A to Account B

Once each contract year, you may transfer from Account A to Account B all or a portion of the greater of an amount equal to any gain in account value and/or any premium not subject to sales charge or 10% of premiums still subject to a sales charge determined as of the date we receive the request (minus any of that premium already withdrawn or transferred). Only one subaccount, the BlackRock Money Market V.I. Subaccount, is available in Account B. Additionally, periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, are permitted, on a monthly, quarterly, semi-annual or annual basis. You may cancel periodic transfers at any time. Once canceled, they cannot be activated again until the next contract year. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same contract year.

Generally, we will deduct the amount transferred on a pro rata basis from among the Account A subaccounts you specify, based on your proportional interest in each of these subaccounts to the Account A value, unless you request otherwise. However, if you want the amount transferred on a monthly, quarterly, semi-annual or annual basis, it must be deducted on a pro rata basis. There is no charge imposed on the transfer of this amount. No transfers are permitted from Account B to Account A.

Withdrawals and Surrenders

When and How Withdrawals are Made

Withdrawals are subject to tax and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals you request from a tax sheltered annuity Contract comply with applicable tax requirements before we process your request. (See “Tax Information”.)

Lump Sum Withdrawals

We don’t impose a sales charge on the withdrawals in any contract year out of Account A to the extent that they do not exceed the “free withdrawal amount” determined as of the date of withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

(a) =	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b) =	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

Any amount previously withdrawn from Account A during that contract year plus any amount previously transferred from Account A to Account B during that contract year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We will make these withdrawals as if gain is withdrawn first, followed by premium on a first-in, first-out (“FIFO”) basis. The contract value remaining after any withdrawal must be at least $2,000. Withdrawals are subject to tax to the extent of gain and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. (See “Tax Information”.)

Example. Assume that you pay an initial premium of $100,000 and a Contract is issued on November 1, 2008. Assume that you allocate all premiums to Account A and that your contract value equals $105,000 on April 1, 2009 due to positive investment performance. On that date, you withdraw $20,000.

The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of total premiums paid into Account A that are subject to a contingent deferred sales charge, less any prior withdrawals from Account A or transfers from Account A to Account B during that contract year ((10% of $100,000) — $0 = $10,000), and (b) gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge ($105,000 — $100,000 + $0 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.

Unless you direct us otherwise, withdrawals will be taken from subaccounts in the same proportion as the subaccounts of the Account from which the withdrawal is made bear to your Account A value. You may make a withdrawal request in writing at our Service Center or once we’ve received proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your bank account or other financial institution or sent to the address of record. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Withdrawals will reduce your Contract value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

We don’t impose sales charges on any withdrawals from Account B. In addition, where permitted by state regulation we don’t impose a sales charge on withdrawals from Account A on a Contract purchased by our employees or employees of our affiliates or purchased by the employee’s spouse or dependents.

Systematic Withdrawals from Account A

You may make systematic withdrawals from Account A on a monthly, quarterly, semi-annual, or annual basis. We currently limit the total amount of these withdrawals in any contract year to the “systematic free withdrawal amount” which is an amount no greater than 10% of the total premiums paid into Account A that are subject to a contingent deferred sales charge, plus 100% of total premiums paid into Account A that are no longer subject to a contingent deferred sales charge, less any prior amount withdrawn from Account A during that contract year, less any prior amount transferred from Account A to Account B during that contract year. No sales charges apply to systematic withdrawals of the “systematic free withdrawal amount.”

We reserve the right to change the limitation on the total amount available through systematic withdrawals in a contract year at any time. However, you will always be permitted to make systematic withdrawals in a contract year of an amount at least equal to 10% of the total premiums paid into Account A, less any prior amounts withdrawn from Account A during that contract year, less any prior amount transferred from Account A to Account B during that contract year.

Systematic withdrawals allow you to access your “systematic free withdrawal amount” and are in addition to the one lump sum transfer to Account B allowed each contract year to access that amount.

The systematic withdrawal program will end if the systematic withdrawals, when added to lump sum withdrawals from Account A and lump sum transfers to Account B in the same contract year, exceed the “systematic free withdrawal amount” as described above.

You can stop systematic withdrawals at any time upon notice to us. Once withdrawals are stopped, you cannot begin them again before the next contract year. Amounts available for withdrawal cannot be carried over to subsequent contract years. You have from the contract anniversary to the first payment date to change the payment date or frequency of the systematic withdrawals. You may change the payment amount and destination at any time.

Automatic Withdrawals from Account B

You may make automatic withdrawals from Account B on a monthly, quarterly, semi-annual, or annual basis. You may activate or cancel the automatic withdrawal program once each contract year. Once canceled, you can’t activate the program again until the next contract year. Please refer to the “Transfers from Account A to Account B” section to determine the amount available for automatic withdrawals from Account B. You may increase or decrease withdrawals at any time by contacting our Service Center.

Considerations When Taking a Withdrawal from Your Contract

As stated previously, you can access cash from your annuity by initiating a lump sum withdrawal, participating in the systematic withdrawal program from Account A, or by participating in the automatic withdrawal program from Account B. You may utilize various combinations of these withdrawals. You should consider the impact that each type of withdrawal may have on your GMDB, contract value, and your ability to make future withdrawals. Please note that:

•

You are permitted to participate in both the systematic withdrawal program from Account A and the automatic withdrawal program from Account B at the same time. However, there is a limited window during which you may activate the automatic withdrawals from Account B without terminating the systematic withdrawal program from Account A. Specifically, activation of the automatic withdrawal program from Account B must occur after the last systematic withdrawal payment from Account A in the current contract year and before the next contract anniversary. If you activate the automatic withdrawal program from Account B outside this time frame, we will automatically terminate your systematic withdrawal program from Account A.

•

If you take a lump sum withdrawal prior to activating the systematic withdrawal program from Account A, the “systematic free withdrawal amount” for that contract year will be reduced dollar-for-dollar.

•

You may take lump sum withdrawals while participating in the systematic withdrawal program from Account A. However, a lump sum withdrawal from Account A may cause the systematic withdrawal program from Account A to terminate early.

•

If you take a lump sum withdrawal while participating in the systematic withdrawal program from Account A or the automatic withdrawal program from Account B, the withdrawal will reduce the amount in each subaccount on a pro-rata basis. You should note that pro-rata withdrawals that do not exclude Account B may cause early termination of your systematic withdrawal program from Account A or your automatic withdrawal program from Account B.

Minimum Amounts

The minimum amount that may be withdrawn is $100. At least $2,000 must remain in the Contract after you make a withdrawal. We reserve the right to change these minimums.

Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal. Any request to surrender the Contract must be in writing. The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center. We will pay you an amount equal to the contract value as of the end of the valuation period when we process the surrender, minus any applicable sales charge, minus any applicable contract maintenance charge, minus any applicable GMIB fee, and minus any applicable charge for premium taxes or the Estate Enhancer benefit. (See “Charges and Deductions”.) Surrenders are subject to tax and, prior to age 59 1/2, may also be subject to a 10% Federal penalty tax. Surrenders of tax sheltered annuities before age 59 1/2, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another tax sheltered annuity arrangement. (See “Tax Information”.)

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;
•	Certain surrenders on or within 15 days of an address change;
•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file;
•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. This includes many:

•	National and state banks
•	Savings banks and savings and loan associations;
•	Securities brokers and dealers; and
•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

(a)	the New York Stock Exchange is closed;
(b)	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;
(c)	the Securities and Exchange Commission declares that an emergency exists making it difficult to dispose of securities held in the Accounts or to determine their value;
(d)	the Securities and Exchange Commission by order so permits for the protection of security holders; or
(e)	payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the BlackRock Money Market V.I. Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the BlackRock Money Market V.I. Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Contract Changes

Requests to change the owner, beneficiary, annuitant, or annuity date of a Contract (if permitted) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status. Such changes may have tax consequences. (See “Tax Information”. See also “Ownership of the Contract”.)

Death Benefit

General

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit if a contract owner dies before the annuity date. If you are under age 80 when the Contract is issued, the death benefit is the Maximum Anniversary Value death benefit. If you are under age 76, you may also elect the Estate Enhancer benefit, which provides a benefit at the death of an owner that may be used to defray some or all of the expenses attributable to death benefit proceeds under the Contract. The death benefit for contract owners with issue ages of 80 and over is the greater of: (i) premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B (as such terms are defined below) plus the value of Account B or (ii) the contract value on the date we receive due proof of death. Death benefit proceeds are not payable on the death of an annuitant unless you are a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.)

Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if an owner dies (or the annuitant if there is a non-natural owner) before the annuity date, Federal tax law generally requires us to distribute the entire contract value within five years of the date of death. Special rules may apply to a surviving spouse. (See “Tax Information”.)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. For multiple beneficiaries, generally we will not pay any beneficiary his or her share of the death benefit until we receive proof of death from all beneficiaries. Such beneficiaries continue to bear the investment risk that contract value will increase or decrease until such time as they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. (See Other Information – “Abandoned or Unclaimed Property”.)

If the age of an owner (or annuitant, if any owner is a non-natural person) is misstated any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary, you may change the beneficiary at any time before the annuity date.

Death benefit proceeds are not payable on the death of an annuitant unless any owner is a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.) Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if the owner (or the annuitant if the owner is a non-natural person) dies before the annuity date, Federal tax law generally requires us to distribute the entire contract value within five years of the owner’s (or the annuitant’s as applicable) date of death. Special rules may apply to a surviving spouse. (See “Tax Information”.)

Generally, death benefit proceeds are taxable to the extent of gain. (See “Tax Information”).

Calculation of the Maximum Anniversary Value Death Benefit

This death benefit option is not available if the issue age of the oldest owner is age 80 or over.

(a)	We determine the premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B.

(b)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

(i)	we calculate an anniversary value for each contract anniversary through the earlier of your (or the older owner’s, if the Contract has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the Contract has co-owners or the annuitant’s, if the owner is a non-natural person) date of death. An anniversary value is equal to the value of Account A on a contract anniversary, plus premiums allocated to Account A since that contract anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value.
(c)	We compare the results in (a) and (b), and pick the higher value. This amount is referred to as the Guaranteed Minimum Death Benefit (“GMDB”).
(d)	We compare the GMDB plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal.

We will calculate the Maximum Anniversary Value based on your issue age (or the issue age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the contract date. Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the contract anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that contract anniversary.

The payment of the death benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Maximum Anniversary Value Death Benefit, see Appendix F.

EXISTING CONTRACT OWNERS PLEASE NOTE: If your Contract was originally issued with the Maximum Anniversary Value death benefit, see the description below. Otherwise, the death benefit applicable to your Contract may vary from the descriptions in the text below. We previously also offered the 5% Rising Floor with 7th Anniversary Step-Up death benefit under Contract Forms ML-VA-001 and ML-VA-002.

Regardless of whether your Contract was issued on Contract Form ML-VA-001 or ML-VA-002, if you elected to change from the 5% Rising Floor with 7th Anniversary Step-Up death benefit to the Maximum Anniversary Value death benefit, see Appendix B for a description of the death benefit that applies to your Contract.

If your Contract was issued on Contract Form ML-VA-002 (which is currently in use in all states) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix C for a description of the death benefit that applies to your Contract.

If your Contract was issued on Contract Form ML-VA-001 (which was in use before Contract Form ML-VA-002 became available in your state) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix D for a description of the death benefit that applies to your Contract.

If your Contract was issued in Washington before December 7, 2001, see Appendix E for a description of the 5% Rising Floor death benefit that applies to your Contract.

If you would like assistance in determining which death benefit applies to you, please consult your Contract or contact the Service Center at (800) 535-5549.

Estate Enhancer Benefit

The Estate Enhancer benefit provides coverage in addition to that provided by your death benefit. The Estate Enhancer benefit is designed to help offset expenses, including income taxes, attributable to payment of the death benefit. The Estate Enhancer benefit, like the death benefit payable under the Contract, is subject to Federal income taxes. You cannot elect the Estate Enhancer benefit if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 76 or older on the effective date. If the benefit is being elected at issue, the effective date is the date of issue. Currently, the Estate Enhancer benefit cannot be elected on qualified Contracts. Estate Enhancer availability is subject to our approval if “Estate Enhancer premiums” on all contracts issued by us with the same owner(s) exceed $2,200,000. “Estate Enhancer premiums” means initial premium plus subsequent premium payments if the effective date is the date of issue, and the contract value on the effective date plus subsequent premium payments if the effective date is other than the date of issue. Once you elect the Estate Enhancer benefit, you cannot cancel it (except in North Dakota). The Estate Enhancer benefit, however, will terminate if you annuitize or surrender the Contract, or if the Contract otherwise terminates. The amount of Estate Enhancer benefit depends upon the amount of gain in your Contract. Because withdrawals and poor investment performance of the Funds will reduce the amount of gain in your Contract, they will reduce the value of the Estate Enhancer benefit. It is possible that the Estate Enhancer benefit may not have any value.

The percentage used to determine the benefit depends on your age (or the age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the date of issue (effective date of benefit). If you are age 69 or under on the effective date, your benefit is equal to 45% of the Estate Enhancer gain, but in no event will it exceed 45% of net premiums (excluding any subsequent premiums paid within one year prior to the death of any owner, or the annuitant, if the owner is a non-natural person and any premiums paid between the date of death and the date we receive notification of death). Estate Enhancer gain is the contract value on the date we calculate the death benefit minus net premiums since the effective date. Net premiums equal the premiums paid since the effective date less the portion of each withdrawal considered to be premium. Withdrawals reduce Estate Enhancer gain first and only withdrawals in excess of Estate Enhancer gain reduce net premiums. If you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 70 or over on the date of issue, the percentages are reduced from 45% to 30% in the calculation above.

As described under “Spousal Continuation”, if a surviving spouse, if eligible, continues the Contract, the contract value will be increased to the amount that would have been paid as a death benefit, including any Estate Enhancer benefit. If the surviving spouse is younger than attained age 76 on the date he or she elects to continue the Contract, the Estate Enhancer benefit will also be continued. We will use the date the surviving spouse elects to continue the Contract as the effective date, and the percentages used in the calculations above will be based on the surviving spouse’s attained age on the effective date. Estate Enhancer gain and net premiums are calculated from the new effective date and the contract value on the effective date is considered a premium for purpose of these calculations. If the surviving spouse is attained age 76 or older on the date he or she elects to continue the Contract, the Estate Enhancer benefit will terminate.

You may change the owner of the Contract to your spouse without terminating the Estate Enhancer benefit provided that your spouse was younger than attained age 76 on the effective date. After such a change in owner, the amount of the Estate Enhancer benefit will be based on the attained age of your spouse, if older. We reserve the right to terminate the Estate Enhancer benefit if there is any other change of owner. If we do not terminate the Estate Enhancer benefit for a non-spousal ownership change, the continuation of the benefit will be subject to the parameters described in this paragraph.

The payment of the Estate Enhancer benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Estate Enhancer benefit, see Appendix G.

Spousal Continuation

If your beneficiary is your surviving spouse (as defined under Federal law), your spouse, if eligible, may elect to continue the Contract (except under tax sheltered annuities). If the Contract has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless your spouse is ineligible for continuation under the terms of the Rider. Your spouse becomes the contract owner and the beneficiary until your spouse names a new beneficiary. We will compare the contract value to the death benefit which would have been paid to the surviving spouse. If the death benefit which would have been paid to the surviving spouse is greater than the contract value as of the date we would have determined the death benefit, we will increase the contract value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. The increase will be applied to each subaccount then available for allocations of premiums and transfers of contract value based on the ratio of your contract value in each subaccount to your contract value prior to the increase.

The right of an eligible spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the Contract, the annuity date for nonqualified Contracts is the older annuitant’s 90th birthday. However, you may specify an earlier annuity date. You may change the annuity date at any time before the annuity date. Generally the annuity date for IRA Contracts or tax sheltered annuity Contracts is when the owner/annuitant reaches age 70 1/2. However, we will not require IRA and tax sheltered annuities to annuitize at age 70 1/2 if distributions from the Contract are not necessary to meet Federal minimum distribution requirements. For all Contracts, the annuity date must be at least twelve months after the Contract date.

For Contracts issued on Contract Form ML-VA-001 that do not qualify for tax deferral (such as corporate-owned or non-grantor trust owned Contracts), the annuitant must be less than 85 years old and the annuity date may not be later than the annuitant’s 85th birthday. You should consult your tax advisor if the Contract will be owned by a non-natural person.

Contract owners may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. We reserve the right to limit annuity options available to owners of qualified contracts to comply with the Internal Revenue Code or regulations under it. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules for qualified contracts. Consult a tax advisor before electing one of these options.

We calculate your annuity payments as of the annuity date, not the date when the annuitization request forms are received at the Service Center. Until the annuity date, your contract value will fluctuate in accordance with the performance of the investment options you have selected. We determine the dollar amount of annuity payments by applying your contract value on the annuity date, less any applicable Estate Enhancer benefit charge and any applicable premium tax, to our then current annuity purchase rate. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant’s age and sex at the time payments begin. The rates will never be less than those shown in the Contract.

If the contract value on the annuity date after the deduction of any applicable premium taxes is less than $5,000, we may cash out your Contract in a lump sum. If any annuity payment would be less than $20 (or a different minimum amount, if required by state law), we may change the frequency of payments so that all payments will be at least $20 (or the minimum amount required by state law). Unless you tell us differently, we’ll make annuity payments directly to your Merrill Lynch brokerage account.

Misstatement of Age or Sex

We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the Contract are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the Contract. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law of your state.

Gender-Based Annuity Purchase Rates

Generally, the Contract provides for gender-based annuity purchase rates when life annuity options are chosen. However, in Montana, which has adopted regulations prohibiting gender-based rates, blended unisex annuity purchase rates will be applied to both male and female annuitants.

Employers and employee organizations considering purchase of the Contract should consult with their legal advisor to determine whether purchasing a Contract containing gender-based annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such contract owners Contracts containing unisex annuity purchase rates. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Evidence of Survival

We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

Annuity Options

We currently provide the following fixed annuity payment options. After the annuity date, your Contract does not participate in the performance of the Accounts. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the annuity option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Under certain circumstances, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

How We Determine Present Value of Future

Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount

We will make equal payments in an amount you choose until the sum of all payments equals the contract value applied, increased for interest credited. The amount you choose must provide at least five years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period

We will make equal payments for a period you select of at least five years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Life Annuity

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 years

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years as you selected. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Life Annuity With Guaranteed Return of Contract Value

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the contract value applied. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Joint and Survivor Life Annuity

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant and the designated second person die before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity

This annuity option is available only to IRA contract owners. Payments will be made annually based on either (a) the life expectancy of the owner/annuitant; (b) the joint life expectancy of the owner/annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the owner/annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. If the measuring life or lives dies before the remaining value has been distributed, we will pay that value to you in a lump sum.

Guaranteed Minimum Income Benefit

General

The GMIB is a feature that offers you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under the terms and conditions of the GMIB Rider. If you elect the GMIB Rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or transfers from Account A or additional premiums or transfers into Account A, regardless of fluctuating market conditions. You must annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If you do not annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.

There is a waiting period of 10 years that must elapse before you can exercise the GMIB. Because of this restriction, you should not purchase the GMIB Rider if you are over age 60 at issue and may need to annuitize the Contract at age 70 1/2 to meet Required Minimum Distributions for IRAs.

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

If you decide that you want the protection offered by the GMIB Rider, you must elect it at issue. The effective date of the GMIB Rider is the date of issue of the Contract. You cannot elect the GMIB Rider if the annuitant or co-annuitant is older than age 75 on the date of issue of the Contract. You may not cancel the GMIB Rider once elected. The GMIB Rider will terminate upon full surrender, annuitization, death, or transfer of all your Account A value to Account B. The GMIB Rider will also terminate if the annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than age 75.

We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity contracts with a GMIB Rider having the same oldest annuitant or co-annuitant to exceed $2,000,000.

This feature is not available in Minnesota. Check with your Financial Advisor regarding availability.

How We Determine the Amount of Your Minimum Guaranteed Income

If you elect the GMIB Rider, we base the amount of minimum income available to you upon the value of (iii) plus the greater of (i) and (ii) where:

(i)	equals the GMIB Benefit Base (less premium taxes applicable to Account A) applied to the Annuity Option Payout Rates for the GMIB Rider for the annuity option you select (“GMIB annuity purchase rates”);
(ii)	equals your Account A value (less premium taxes and charges applicable to Account A) applied to then-current annuity purchase rates for the annuity option you select; and
(iii)	equals any Account B value (less premium taxes and charges applicable to Account B) applied to then-current annuity purchase rates for the annuity option you select.

The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a contract value, cash value, minimum death benefit, or a minimum return for any subaccount. Because the GMIB annuity purchase rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying your contract value (less applicable premium taxes and charges) on your annuity date to then-current annuity purchase rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB Rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your contract value (less applicable premium taxes and charges) on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity purchase rates depend on the sex (when permissible) and ages of the annuitant and any co-annuitant.

Your GMIB Benefit Base increases if you allocate subsequent premiums to Account A and decreases if you withdraw money from Account A or transfer money to Account B. The GMIB Benefit Base is equal to the greater of the:

    —  GMIB Maximum Anniversary Value for Account A; and

    —  GMIB Premiums Compounded at 5% for Account A.

GMIB Maximum Anniversary Value for Account A. To determine the GMIB Maximum Anniversary Value for Account A, we will calculate an anniversary value for your Account A value on the date of issue of the Contract and for each contract anniversary through the earlier of the contract anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant and the date you exercise the GMIB. An anniversary value is equal to your Account A value on the date of issue of the Contract and on each contract anniversary, increased by premiums allocated to Account A and decreased by “adjusted” transfers to Account B and “adjusted” withdrawals from Account A since the date of issue of the Contract or that anniversary. The GMIB Maximum Anniversary Value for Account A is equal to the greatest of these anniversary values.

Each “adjusted” transfer and “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by the GMIB Maximum Anniversary Value for Account A divided by your Account A value, both of which are determined immediately prior to the transfer or withdrawal.

GMIB Premiums Compounded at 5% for Account A. GMIB Premiums Compounded at 5% for Account A equals (i) minus (ii) where:

(i)	equals all premiums allocated to Account A with interest compounded daily from the date received; and
(ii)	equals all “adjusted” transfers to Account B and “adjusted” withdrawals from Account A with interest compounded daily from the date of each transfer or withdrawal.

Interest in (i) and (ii) above accrues at the annual rate of 5% until the earlier of the contract anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant or the date you exercise the GMIB.

Each “adjusted” transfer or “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by an adjustment factor. To determine the adjustment factor, we calculate the total of all transfers to Variable Account B and withdrawals from Variable Account A during the Contract Year, including any currently requested transfer or withdrawal. If the total of all such transfers and withdrawals since the previous Contract Anniversary is less than or equal to the Benefit Base Rate times the Premium Benefit Base as of the previous Contract Anniversary, the adjustment factor is equal to 1.0 divided by 1 plus the Benefit Base Rate raised to a fraction. The fraction is equal to the number of days remaining in the Contract Year, excluding leap days, divided by 365.

Any transfer or withdrawal that causes the total of all transfers to Account B and withdrawals from Account A during the contract year (including any currently requested transfer or withdrawal) to exceed 5% of the GMIB Premiums Compounded at 5% for Account A at the beginning of that contract year will be “adjusted” to reduce the GMIB Premiums Compounded at 5% for Account A proportionally. The adjustment is determined by multiplying the transfer or withdrawal by the ratio of the GMIB Premiums Compounded at 5% for Account A to the Account A value, where both values are calculated immediately prior to the transfer or withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% for Account A to be reduced by more than the amount of the transfer or withdrawal.

Electing to Receive Income Payments

You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins at the contract anniversary on or following the 85th birthday of the oldest annuitant or co-annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB Rider if the older of the annuitant or co-annuitant is older than age 75 on the date of issue of the Contract. If you annuitize your Contract at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for qualified contracts), the GMIB is not available. For example, you cannot exercise the Rider if you annuitize your Contract twelve and one-half years after you purchase the Contract or seven years after you purchase the Contract.

You are not required to use the GMIB Rider to receive annuity payments. However, we will not refund fees paid for the GMIB Rider if you annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.”

The annuity options available when using the GMIB to receive your fixed income are limited to the following:

    —  Life Annuity

    —  Joint and Survivor Life Annuity

    —  Life Annuity with Payments Guaranteed for 10 Years

    —  Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the co-annuitant for purposes of the GMIB Rider.

Change of Annuitant

If an annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new annuitant’s or co-annuitant’s age on the date of issue of the Contract was older than the current age of the oldest annuitant or co-annuitant, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or co-annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of annuitant or co-annuitant, the GMIB Rider will terminate.

If an annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than the previous oldest annuitant or co-annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of annuitant or co-annuitant, we will use the new annuitant’s or co-annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of annuitant.

GMIB Fee

We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. (See “Guaranteed Minimum Income Benefit Fee”.)

Termination of the GMIB Rider

The GMIB Rider will terminate on the earliest of: (1) the 31st day following the contract anniversary on or following age 85 of the oldest annuitant or co-annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the Contract due to full surrender, annuitization, or death; (4) transfer of all your Account A value to Account B; or (5) a change of annuitant or co-annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if your beneficiary is your surviving spouse and elects to continue the Contract as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.

The payment of the GMIB is subject to our financial strength and claims-paying ability.

TAX INFORMATION

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. The federal income tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the contract. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity contract until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the contract during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of contract -qualified or nonqualified.

If you purchase the contract as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your contract is referred to as a qualified contract. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions you can make to a qualified contract. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a contract’s provisions, the plan’s provisions will control.

If you purchase the contract other than as part of any arrangement described in the preceding paragraph, the contract is referred to as a nonqualified contract.

You will generally not be taxed on increases in the value of your contract, whether qualified or nonqualified, until a distribution occurs (either as a surrender, withdrawal, or as annuity payments). Under certain circumstances, however, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the contract.

The Internal Revenue Service (“IRS”) has not reviewed the contract for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the contract, if any, comport with IRA qualification requirements.

The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or contract.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of the Contract

Diversification Requirements. In order for a nonqualified variable contract which is based on a segregated asset account to qualify as an annuity contract under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The contract owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable contract would not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a contract vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the annuity starting date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the contract must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death that will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity starting date, such owner’s surviving spouse is the sole beneficiary, under the nonqualified contract, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

The nonqualified contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the contracts satisfy all such Code requirements. The provisions contained in the contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, exercise of the spousal continuation provisions of this contract or any riders by persons who do not meet the definition of “spouse” under federal law—e.g., civil union partners and same-sex marriage spouses—may have adverse tax consequences. Consult a tax adviser for more information on this subject.

Taxation of Annuities

The following discussion assumes the contract qualifies as an annuity contract for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a contract until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the contract value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the contract that is not a natural person should discuss these with a competent tax adviser. A contract owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your contract.

Different Individual Owner and Annuitant

If the owner and annuitant on the contract are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the contract if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your contract to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your contract and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your contract maintains its status as an annuity contract for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified contracts, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments-by dividing the “investment in the contract” on the annuity starting date by the total expected return under the contract (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments-by dividing the “investment in the contract” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Contracts

When you surrender your contract, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). Partial withdrawals are generally treated first as taxable income to the extent of the excess in the contract over the “investment in the contract.” In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. All taxable amounts received under a contract are subject to tax at ordinary rather than capital gain tax rates.

If your contract contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals will be exempt from the penalty tax. They include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after an owner dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For contracts with a guaranteed lifetime withdrawal benefit the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. The tax rules for qualified contracts may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this contract as a qualified contract.

Aggregation

All nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner (contract holder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs. If you are considering purchasing multiple contracts from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your contracts.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Tax-Free Exchanges

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another annuity contract or a qualified long-term care insurance contract. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information relating to the federal income tax status of the previous annuity contract to us.

Revenue Procedure 2011-38 significantly ease the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the newly enacted partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.

Pursuant to interim guidance provided in IRS Notice 2011-68, the IRS confirmed that it is permissible to partially exchange a portion of the cash surrender value of an annuity for a qualified long term care insurance contract, provided that the requirements of Section 1035 are met. However, further guidance is needed regarding the application of Rev. Proc. 2011-38 to such transfers. Please discuss the tax consequences of any contemplated 1035 exchange transaction with a competent tax adviser.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. While distributions from qualified contracts are not subject to the tax, such distributions may be includible in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified contract could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

Taxation of Surrenders and Partial Withdrawals-Qualified Contracts

In the case of a withdrawal under a qualified contract (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the contract will be treated as zero.

The IRS has not reviewed this contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the contract comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified contracts discussed above. You may also be required to begin taking minimum distributions from the contract by a certain date. The terms of the plan may limit the rights otherwise available to you under the contract.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Estate Enhancer Benefit

Amounts, including any Estate Enhancer benefit, may be paid from a Contract because an owner or annuitant (if owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Because the Estate Enhancer benefit is treated as a death benefit, we believe that for Federal tax purposes, the Estate Enhancer benefit should be treated as an integral part of the Contract’s benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Estate Enhancer benefit should not be treated as a distribution received by the Contract owner. However, it is possible that the IRS may take a position that some or all of the charge for the Estate Enhancer benefit should be deemed a taxable distribution to you. Although we do not believe that the fees associated with the Estate Enhancer benefit should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting this optional benefit under the Contract. The Estate Enhancer is not available with an IRA or Roth IRA.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity starting dates, the exchange of a contract and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Separate Account Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the contract.

Withholding

The portion of any distribution under a contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified contracts taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation (currently $5,250,000) and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The IRS recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Contracts Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity contract purchase.

Foreign Account Tax Compliance Act (“FATCA”)

Beginning in 2014, we may be required to withhold at a rate of 30% under FATCA on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective foreign entities are advised to consult with a competent tax adviser regarding the application of FATCA to their particular situation.

Qualified Contracts

The qualified contract is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the contracts or our contract administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the contracts comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a contract must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the contract as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the contract value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Contracts intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA

(other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. This Contract is also available for purchase through an established IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs. A Contract is available for purchase by an individual who has separately established a Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase contracts for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the contract value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1/2. For contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the contract in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders you request from a 403(b) contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Qualified Plan Distributions

For qualified plans under 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the contract that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the contract with the various types of retirement plans. Purchasers of contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

The Code generally requires that interest in a qualified contract be non-forfeitable. If your contract contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified contract.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

We have the right to modify the contract to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

OTHER INFORMATION

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your account value held in the Separate Account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your account value in the subaccounts is part of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the Contract that exceed your account value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamericaannuities.com/MerrillLynch.aspx.

Notices and Elections

To be effective, all notices, choices, and changes you make under the Contract must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. However, in certain cases where applications or transaction requests are transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly and in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

If we have received proper telephone authorization, you may make the following choices via telephone:

1.	Transfers
2.	Premium allocation
3.	Withdrawals, other than full surrenders
4.	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Voting Rights

We own all Fund shares held in the Accounts. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;
(2)	ratification of a Fund’s independent accountant;
(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;
(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and
(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each Fund, the value of each accumulation unit, and the contract value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.

We pay commissions to the Merrill Lynch Life Agencies for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Contracts, and the Distributor pays the Financial Advisors a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Contracts. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisors in a specific geographic region and whose compensation is based on sales in that region. Sales of the Contracts will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of contract value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of contract value. The maximum commission payable to Financial Advisors for Contract sales is 2.25% of each premium and up to 0.50% of contract value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of contract value not subject to a sales charge. Reduced compensation may be paid on Contracts purchased by any of our or our affiliates’ employees or their spouses or dependents.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the Contracts may help Financial Advisors, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Accounts. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The Arkansas Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance contracts) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Contract and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Experts

The financial statements of Transamerica Advisors Life Insurance Company as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012 have been audited by Ernst & Young LLP, an independent registered public accounting firm. The financial statements of the Separate Accounts A & B as of December 31, 2012, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Both financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP, is 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.

Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

ACCUMULATION UNIT VALUES

(Condensed Financial Information)

		Beginning AUV	Ending AUV	# Units
Invesco V.I. American Franchise Fund – Series I Shares(1) Sub-Account inception April 27, 2012	2012	$10.00	$9.66	1,787,855.2
Invesco V.I. Core Equity Fund – Series I Shares Sub-Account inception May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$11.00 $11.16 $10.32 $8.15 $11.83 $11.09 $10.24	$12.36 $11.00 $11.16 $10.32 $8.15 $11.83 $11.09	3,945,168.9 4,301,442.2 4,863,913.1 5,548,329.0 6,366404.3 7,650,152.5 9,365,385.9
AllianceBernstein VPS Global Thematic Growth Portfolio – Class A Sub-Account inception May 1, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$6.26 $8.27 $7.05 $4.65 $8.96 $7.56 $7.05 $6.88 $6.61 $4.65 $8.09 $10.00	$7.02 $6.26 $8.27 $7.05 $4.65 $8.96 $7.56 $7.05 $6.88 $6.61 $4.65 $8.09	698,250.2 787,464.2 1,032,284.2 902,076.7 449,553.6 600,929.7 519,722.8 565,785.8 792,831.6 828,028.4 411,448.1 3,408,114.3
AllianceBernstein VPS Large Cap Growth Portfolio – Class A Sub-Account inception December 18, 1996	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$15.93 $16.66 $15.33 $11.30 $18.98 $16.89 $17.20 $15.14 $14.13 $11.58 $16.92 $20.72 $25.17 $19.28	$18.30 $15.93 $16.66 $15.33 $11.30 $18.98 $16.89 $17.20 $15.14 $14.13 $11.58 $16.92 $20.72 $25.17	3,778,815.1 4,282,597.8 4,866,442.5 5,486,665.0 6,433,602.6 7,661,423.6 9,513,447.5 12,113,592.7 15,304,302.7 27,284,337.0 31,618,066.4 39,464,410.9 43,927,124.9 42,583,927.7
American Century VP International Fund – Class I Sub-Account inception May 1, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$9.92 $11.43 $10.22 $7.75 $14.23 $12.22 $9.91 $8.87 $7.82 $6.37 $8.10 $10.00	$11.86 $9.92 $11.43 $10.22 $7.75 $14.23 $12.22 $9.91 $8.87 $7.82 $6.37 $8.10	3,045,049.0 3,416,457.1 3,909,759.4 4,415,605.4 5,858,080.3 5,717,230.0 5,101,444.9 5,604,296.2 6,558,283.5 5,389,464.6 5,041,841.7 4,233,366.1

		Beginning AUV	Ending AUV	# Units
American Century VP Ultra® Fund – Class I Sub-Account inception May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$10.72 $10.75 $9.38 $7.07 $12.25 $10.26 $10.75 $10.67 $10.00	$12.05 $10.72 $10.75 $9.38 $7.07 $12.25 $10.26 $10.75 $10.67	410,385.5 384,034.7 426,766.5 482,761.7 6,278,274.7 896,244.7 1,044,978.4 1,251,178.2 154,232.3
BlackRock Managed Volatility V.I. – Class I Sub-Account inception February 21, 1992	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$21.30 $20.79 $19.37 $16.65 $23.64 $22.76 $20.03 $19.50 $18.19 $15.16 $17.81 $19.49 $20.09 $18.73	$23.09 $21.30 $20.79 $19.37 $16.65 $23.64 $22.76 $20.03 $19.50 $18.19 $15.16 $17.81 $19.49 $20.09	932,894.4 1,053,099.6 1,200,739.7 1,373,382.3 1,644,847.8 2,030,408.1 2,496,799.6 3,099,623.5 3,675,588.7 4,388,624.1 5,238,232.4 6,379,947.1 5,917,008.4 7,254,197.1
BlackRock Basic Value V.I. Fund – Class I Sub-Account inception July 1, 1993	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$35.22 $36.59 $32.88 $25.41 $40.73 $40.55 $33.73 $33.21 $30.31 $23.06 $28.42 $27.63 $24.86 $20.81	$39.63 $35.22 $36.59 $32.88 $25.41 $40.73 $40.55 $33.73 $33.21 $30.31 $23.06 $28.42 $27.63 $24.86	4,574,490.0 5,207,628.3 6,028,904.6 6,867,560.5 8,125,218.2 11,533,297.5 14,550,785.4 19,289,925.3 24,871,043.0 28,354,204.0 30,717,375.1 32,950,655.6 32,033,529.3 32,438,211.6
BlackRock Capital Appreciation V.I. Fund – Class I Sub-Account inception May 1, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$9.25 $10.29 $8.72 $6.50 $10.77 $9.17 $8.89 $8.38 $7.96 $6.30 $8.81 $10.00	$10.39 $9.25 $10.29 $8.72 $6.50 $10.77 $9.17 $8.89 $8.38 $7.96 $6.30 $8.81	8,075,150.6 9,052,463.2 11,656,587.3 13,448,854.5 4,707,213.2 5,281,231.4 6,401,247.1 12,768,261.5 15,080,640.0 15,516,973.2 13,264,514.6 8,002,014.8
BlackRock Global Allocation V.I. Fund – Class I Sub-Account inception February 21, 1992	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$31.59 $33.18 $30.55 $25.55 $32.14 $27.84 $24.22 $22.21 $19.68 $14.81 $16.34 $18.18 $20.38 $17.02	$34.37 $31.59 $33.18 $30.55 $25.55 $32.14 $27.84 $24.22 $22.21 $19.68 $14.81 $16.34 $18.18 $20.38	12,598,847.7 14,028,628.7 14,974,120.4 16,123,698.6 17,270,375.4 18,516,661.2 21,428,531.4 24,108,337.9 24,110,581.6 22,469,238.8 20,901,685.5 22,994,595.1 26,893,300.8 31,675,601.7

		Beginning AUV	Ending AUV	# Units
BlackRock Global Opportunities V.I. Fund – Class I Sub-Account inception June 5, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$12.49 $14.44 $13.16 $9.83 $18.44 $13.65 $11.34 $9.99 $8.79 $6.67 $9.35 $12.32 $14.69 $10.74	$14.12 $12.49 $14.44 $13.16 $9.83 $18.44 $13.65 $11.34 $9.99 $8.79 $6.67 $9.35 $12.32 $14.69	2,024,063.3 2,286,351.4 2,595,934.2 3,031,907.2 3,096,555.7 3,755,605.5 3,775,305.3 3,893,649.2 8,181,883.5 9,055,643.3 10,256,753.2 11,432,780.1 19,603,914.4 11,158,593.7
BlackRock U.S. Government Bond V.I Fund – Class I Sub-Account inception May 16, 1994	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$20.96 $19.98 $18.62 $19.21 $18.07 $17.60 $17.16 $16.85 $16.40 $16.29 $15.04 $14.24 $12.95 $13.36	$21.18 $20.96 $19.98 $18.62 $19.21 $18.07 $17.60 $17.16 $16.85 $16.40 $16.29 $15.04 $14.24 $12.95	4,723,891.6 5,364,713.0 7,594,949.5 8,885,292.2 10,267,783.2 11,032,250.4 12,477,830.3 14,380,031.5 15,486,013.3 20,466,500.5 25,047,294.4 22,840,454.2 21,134,395.4 26,086,856.7
BlackRock High Yield V.I. Fund – Class I Sub-Account inception February 21, 1992	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$29.55 $28.98 $25.46 $16.48 $23.58 $23.34 $21.61 $21.57 $19.55 $15.47 $15.91 $15.51 $16.92 $16.18	$33.71 $29.55 $28.98 $25.46 $16.48 $23.58 $23.34 $21.61 $21.57 $19.55 $15.47 $15.91 $15.51 $16.92	3,103,515.7 3,441,632.4 3,445,333.4 3,988,449.1 4,800,419.9 5,751,551.8 7,798,004.0 9,802,703.0 12.701,546.8 14,782,130.1 15,247,591.1 20,369,245.5 23,373,205.6 26,535,665.7
BlackRock International V.I. Fund – Class I Sub-Account inception November 21, 2003	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$14.50 $17.03 $16.19 $12.63 $22.26 $20.45 $16.20 $14.71 $12.17 $11.08	$16.46 $14.50 $17.03 $16.19 $12.63 $22.26 $20.45 $16.20 $14.71 $12.17	5,276,445.2 6,046,504.9 6,603,773.2 7,627,322.6 6,756,411.4 10,509,214.4 14,169,614.9 16,310,930.3 19,033,126.6 19,807,166.8

		Beginning AUV	Ending AUV	# Units
BlackRock Large Cap Core V.I. Fund – Class I Sub-Account inception February 21, 1992	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$30.87 $30.55 $28.38 $23.47 $38.85 $36.35 $32.10 $28.75 $24.95 $19.23 $23.47 $25.70 $28.89 $22.28	$34.32 $30.87 $30.55 $28.38 $23.47 $38.85 $36.35 $32.10 $28.75 $24.95 $19.23 $23.47 $25.70 $28.89	4,596,454.0 5,202,154.1 5,847,898.4 6,643,094.1 8,006,102.1 10,382,623.8 12,699,108.3 14,507,568.5 16,372,611.0 17,864,899.2 19,455,855.7 21,872,938.2 25,660,426.4 28,750,257.4
BlackRock Large Cap Growth V.I. Fund – Class I Sub-Account inception November 21, 2003	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$9.83 $9.73 $8.54 $6.82 $11.66 $10.91 $10.31 $9.45 $8.88 $8.80	$11.18 $9.83 $9.73 $8.54 $6.82 $11.66 $10.91 $10.31 $9.45 $8.88	5,714,696.2 6,376,009.5 7.645,593.1 9,008,785.6 12,163,262.6 13,658,361.3 15,730,644.8 15,997,010.9 15,568,713.5 6,240,868.3
BlackRock Large Cap Value V.I. Fund – Class I Sub-Account inception May 1, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$13.50 $13.79 $12.86 $11.41 $18.43 $17.64 $15.41 $13.31 $11.20 $8.48 $9.83 $10.00	$15.13 $13.50 $13.79 $12.86 $11.41 $18.43 $17.64 $15.41 $13.31 $11.20 $8.48 $9.83	4,584,884.5 5,179,964.3 6,275,498.5 7,414,260.3 9,017,390.5 6,711,683.1 8,616,538.0 8,866,791.8 8,560,087.4 7,822,626.6 6,809,319.2 1,258,222.7
BlackRock Money Market V.I. Fund – Class I (Account A) Sub-Account inception February 21, 1992	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$14.33 $14.52 $14.72 $14.89 $14.73 $14.24 $13.80 $13.62 $13.68 $13.77 $13.75 $13.41 $12.82 $12.39	$14.14 $14.33 $14.52 $14.72 $14.89 $14.73 $14.24 $13.80 $13.62 $13.68 $13.77 $13.75 $13.41 $12.82	8,618,782.8 10,049,256.4 11,673,107.5 14,773,811.0 12,981,608.2 11,758,538.7 13,042,974.1 14,221,087.5 17,637,574.3 22,355,053.1 28,738,375.9 29,585,818.8 25,465,430.4 33,181,894.2
BlackRock Money Market V.I. Fund – Class I (Account B) Sub-Account inception November 21, 2003	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$16.16 $16.27 $16.37 $16.45 $16.15 $15.50 $14.93 $14.63 $14.59 $14.59	$16.06 $16.16 $16.27 $16.37 $16.45 $16.15 $15.50 $14.93 $14.63 $14.59	167,942.1 207,615.5 260,492.4 277,461.6 349,180.3 306,575.3 408,562.9 411,192.6 423,127.6 461,966.9

		Beginning AUV	Ending AUV	# Units
BlackRock S&P 500 Index V.I. Fund – Class I Sub-Account inception December 18, 1996	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$17.43 $17.37 $15.35 $12.33 $19.90 $19.13 $16.79 $16.30 $14.95 $11.82 $15.44 $17.85 $19.96 $16.79	$19.88 $17.43 $17.37 $15.35 $12.33 $19.90 $19.13 $16.79 $16.30 $14.95 $11.82 $15.44 $17.85 $19.96	4,926,398.1 5,218,802.7 5,818,817.8 6,534,349.8 7,433,340.3 8,711,063.3 10,626,354.7 13,423,583.7 16,719,580.1 17,846,470.4 17,963,770.6 21,190,706.5 22,709,749.8 22,900,998.5
BlackRock Total Return V.I. Fund – Class I Sub-Account inception February 21, 1992	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$23.46 $22.39 $20.71 $17.80 $20.54 $20.09 $19.50 $19.38 $18.79 $18.18 $16.82 $15.98 $14.72 $15.28	$25.05 $23.46 $22.39 $20.71 $17.80 $20.54 $20.09 $19.50 $19.38 $18.79 $18.18 $16.82 $15.98 $14.72	5,388,729.8 6,066,172.4 7,011,293.7 8,153,508.7 10,325,812.3 14,340,110.5 17,947,238.6 21,235,672.3 25,579,969.7 30,462,610.6 33,147,722.3 34,517,334.7 28,210,223.4 32,859,390.2
BlackRock Equity Dividend V.I. Fund – Class I Sub-Account inception July 1, 1993	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$31.01 $29.66 $27.24 $24.04 $36.83 $29.54 $23.91 $21.23 $17.12 $14.44 $18.01 $21.24 $22.12 $19.91	$34.30 $31.01 $29.66 $27.24 $24.04 $36.83 $29.54 $23.91 $21.23 $17.12 $14.44 $18.01 $21.24 $22.12	423,004.9 479,700.7 556,062.9 646,013.0 765,463.7 940,734.4 1,217,584.7 1,460,485.8 1,749,447.7 2,105,169.4 2,509,787.9 3,227,019.1 4,076,374.7 5,102,928.3
BlackRock Value Opportunities V.I. Fund – Class I Sub-Account inception February 21, 1992	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$38.72 $40.22 $31.67 $25.02 $42.29 $43.26 $38.86 $35.68 $31.46 $22.31 $29.66 $23.15 $20.45 $15.45	$43.37 $38.72 $40.22 $31.67 $25.02 $42.29 $43.26 $38.86 $35.68 $31.46 $22.31 $29.66 $23.15 $20.45	2,920,459.3 3,304,663.1 3,878,144.0 4,307,603.6 3,960,632.6 5,403,880.4 6,875,035.0 8,664,083.6 11,.959,661.1 14,659,369.3 16,380,006.3 20,951,548.1 22,009,316.5 22,646,932.9

		Beginning AUV	Ending AUV	# Units
Davis Value Portfolio Sub-Account inception May 1, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$11.03 $11.66 $10.48 $8.10 $13.76 $13.33 $11.75 $10.88 $9.82 $7.67 $9.28 $10.00	$12.30 $11.03 $11.66 $10.48 $8.10 $13.76 $13.33 $11.75 $10.88 $9.82 $7.67 $9.28	3,798,352.5 4,245,632.2 9,149,999.7 10,496,427.8 5,931,871.7 8,976,541.7 10,961,194.6 12,039,070.5 11,622,640.1 10,060,406.4 7,947,780.8 6,727,793.0
Federated Managed Tail Risk Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$10.84 $11.60 $10.39 $9.28 $13.32 $12.29 $10.72 $10.66 $10.00	$11.78 $10.84 $11.60 $10.39 $9.28 $13.32 $12.29 $10.72 $10.66	263,565.9 297,179.4 366,693.1 424,406.1 3,728,816.6 126,851.8 88,275.9 87,630.2 62,722.5
Federated Kaufmann Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$12.09 $14.13 $12.14 $9.50 $16.54 $13.86 $12.22 $11.14 $10.00	$13.99 $12.09 $14.13 $12.14 $9.50 $16.54 $13.86 $12.22 $11.14	1,183,778.4 1,325,791.2 1,616,044.3 1,734,398.2 961,183.6 1,016,840.4 903,840.5 827,311.5 523,100.9
MFS® Growth Series – Initial Class Sub-Account inception December 18, 1996	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$17.10 $17.39 $15.28 $11.25 $18.22 $15.24 $14.32 $13.29 $11.93 $9.28 $14.21 $21.65 $27.30 $15.66	$19.81 $17.10 $17.39 $15.28 $11.25 $18.22 $15.24 $14.32 $13.29 $11.93 $9.28 $14.21 $21.65 $27.30	2,561,072.0 2,713,372.4 3,006,570.9 3,310,558.4 3,466,226.9 3,996,439.6 4,988,201.9 7,484,430.4 9,274,116.1 11,141,156.1 12,747,207.1 17,457,850.7 21,939,638.7 17,748,946.8
PIMCO Total Return Portfolio – Administrative Class Shares Sub-Account inception July 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$15.89 $15.54 $14.57 $12.95 $12.52 $11.67 $11.39 $11.27 $10.89 $10.51 $10.00	$17.18 $15.89 $15.54 $14.57 $12.95 $12.52 $11.67 $11.39 $11.27 $10.89 $10.51	13,333,214.4 14,217,266.5 16,082,187.8 17,469,139.0 14,265,903.3 17,706,260.0 19,009,898.3 20,022,509.8 18,717,651.9 14,558,447.2 9,661,753.1
Invesco V.I. Comstock Fund – Series I Shares(2) Sub-Account inception May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$11.52 $11.90 $10.40 $8.18 $12.89 $13.34 $11.63 $11.29 $10.00	$13.55 $11.52 $11.90 $10.40 $8.18 $12.89 $13.34 $11.63 $11.29	3,839,403.4 4,320,617.4 1,188,270.2 1,176,354.4 6,992,788.6 3,493,957.2 4,270,365.2 3,910,546.6 541,712.8

		Beginning AUV	Ending AUV	# Units
TA AEGON Tactical Vanguard ETF – Balanced – Service Class Sub-Account inception May 1, 2012	2012	$10.00	$10.21	63,715.7
TA AEGON Tactical Vanguard ETF – Conservative – Service Class Sub-Account inception May 1, 2012	2012	$10.00	$10.19	11,684.0
TA AEGON Tactical Vanguard ETF – Growth – Service Class Sub-Account inception May 1, 2012	2012	$10.00	$10.25	362.5
TA Legg Mason Dynamic Allocation – Balanced – Service Class Sub-Account inception May 1, 2012	2012	$10.00	$10.10	4,349.2
TA Legg Mason Dynamic Allocation – Growth – Service Class Sub-Account inception May 1, 2012	2012	$10.00	$10.05	0.0
TA Market Participation Strategy – Service Class Sub-Account inception September 17, 2012	2012	$10.00	$9.90	0.0
TA PIMCO Tactical – Balanced – Service Class Sub-Account inception September 17, 2012	2012	$10.00	$9.93	0.0
TA PIMCO Tactical – Conservative – Service Class Sub-Account inception September 17, 2012	2012	$10.00	$9.96	21,610.1
TA PIMCO Tactical – Growth – Service Class Sub-Account inception September 17, 2012	2012	$10.00	$9.88	0.0
TA Vanguard ETF – Balanced – Service Class(3) Sub-Account inception May 1, 2012	2012	$10.00	$10.23	7,904.6
TA Vanguard ETF – Conservative – Service Class(4) Sub-Account inception May 1, 2012	2012	$10.00	$10.19	25,841.4
TA Vanguard ETF – Growth – Service Class(5) Sub-Account inception May 1, 2012	2012	$10.00	$10.27	0.0

(1)	Formerly known as Invesco Van Kampen V.I. American Franchise Fund.
(2)	Formerly known as Invesco Van Kampen V.I. Comstock Fund.
(3)	Formerly portfolio name known as Transamerica Index 50 VP and subaccount name formerly known as TA Vanguard ETF Index
–	Balanced.
(4)	Formerly portfolio name known as Transamerica Index 35 VP and subaccount name formerly known as TA Vanguard ETF Index
–	Conservative.
(5)	Formerly portfolio name known as Transamerica Index 75 VP and subaccount name formerly known as TA Vanguard ETF Index
–	Growth.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the Contract include the following:

OTHER INFORMATION

    Selling the Contract

    Financial Statements

CALCULATION OF YIELDS AND TOTAL RETURNS

    Money Market Yields

    Other Subaccount Yields

    Total Returns

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FINANCIAL STATEMENTS OF TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Appendix A – Portfolios Associated With The Subaccounts

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
Invesco V.I. Comstock Fund(1)	Invesco V.I. Comstock Fund(1)	Invesco Advisers, Inc.
Investment Objective: Capital growth and income.
AllianceBernstein Variable Products Series Fund, Inc. – Class A
AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
American Century Variable Portfolios, Inc. – Class I
VP International Fund	VP International Fund	American Century Investment Management, Inc.
Investment Objective: Capital growth.
VP Ultra® Fund	VP Ultra® Fund	American Century Investment Management, Inc.
Investment Objective: Long-term capital growth.
BlackRock Variable Series Funds, Inc. – Class I Shares
BlackRock Basic Value V.I. Fund	BlackRock Basic Value V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Capital appreciation and income.
BlackRock Capital Appreciation V.I. Fund	BlackRock Capital Appreciation V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital.
BlackRock Global Allocation V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock Advisors, LLC
Investment Objective: High total investment return.
BlackRock Global Opportunities V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital appreciation.
BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock Advisors, LLC
Investment Objective: High level of current income.
BlackRock International V.I. Fund	BlackRock International V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Current income and long-term growth of income accompanied by growth of capital.
BlackRock Large Cap Core V.I. Fund	BlackRock Large Cap Core V.I. Fund	BlackRock Advisors, LLC
Investment Objective: High total investment return.
BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.
BlackRock Large Cap Value V.I. Fund	BlackRock Large Cap Value V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.
BlackRock Money Market V.I. Fund*	BlackRock Money Market V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Preserve capital, maintain liquidity, and achieve the highest possible current income.
BlackRock S&P 500 Index V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.
BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Maximize total return, consistent with income generation and prudent investment management.
BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Highest possible current income consistent with protection of capital.
BlackRock Value Opportunities V.I. Fund	BlackRock Value Opportunities V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital.
Davis Variable Account Fund, Inc.
Davis Value Portfolio	Davis Value Portfolio	Davis Selected Advisers, LP
Investment Objective: Long-term growth of capital.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Federated Insurance Series – Primary Shares
Federated Managed Tail Risk Fund II	Federated Managed Tail Risk Fund II	Federated Global Investment Management Corp.
Investment Objective: Capital appreciation.
Federated Kaufmann Fund II	Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Capital appreciation.
MFS® Variable Insurance Trust - Initial Class
MFS® Growth Series	MFS® Growth Series	MFS® Investment Management
Investment Objective: Capital appreciation.
PIMCO Variable Insurance Trust - Administrative Class Shares
Total Return Portfolio	Total Return Portfolio	Pacific Investment Management Company LLC
Investment Objective: Maximum total return, consistent with preservation of capital.
Transamerica Series Trust - Service Class
TA AEGON Tactical Vanguard ETF – Balanced	Transamerica AEGON Active Asset Allocation – Moderate VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation and current income.
TA AEGON Tactical Vanguard ETF – Conservative	Transamerica AEGON Active Asset Allocation – Conservative VP	AEGON USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA AEGON Tactical Vanguard ETF – Growth	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Legg Mason Dynamic Allocation – Balanced	Transamerica Legg Mason Dynamic Allocation – Balanced VP	Legg Mason Global Asset Allocation, LLC
Investment Objective: Seeks capital appreciation and income.
TA Legg Mason Dynamic Allocation – Growth	Transamerica Legg Mason Dynamic Allocation – Growth VP	Legg Mason Global Asset Allocation, LLC
Investment Objective: Seeks capital appreciation and income.
TA Market Participation Strategy	Transamerica Market Participation Strategy VP	Quantitative Management Associates LLC
Investment Objective:
TA PIMCO Tactical – Balanced	Transamerica PIMCO Tactical – Balanced VP	Pacific Investment Management Company LLC
Investment Objective:
TA PIMCO Tactical – Conservative	Transamerica PIMCO Tactical – Conservative VP	Pacific Investment Management Company LLC
Investment Objective:
TA PIMCO Tactical – Growth	Transamerica PIMCO Tactical – Growth VP	Pacific Investment Management Company LLC
Investment Objective:
TA Vanguard ETF – Balanced(2)	Transamerica Vanguard ETF Portfolio - Balanced VP(1)	AEGON USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF – Conservative(3)	Transamerica Vanguard ETF Portfolio - Conservative VP(2)	AEGON USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Vanguard ETF – Growth(4)	Transamerica Vanguard ETF Portfolio - Growth VP(3)	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.

(1) Formerly known as Invesco Van Kampen V.I. Comstock Fund.

(2) Formerly portfolio name known as Transamerica Index 50 VP and subaccount name formerly known as TA Vanguard ETF Index – Balanced.

(3) Formerly portfolio name known as Transamerica Index 35 VP and subaccount name formerly known as TA Vanguard ETF Index – Conservative.

(4) Formerly portfolio name known as Transamerica Index 75 VP and subaccount name formerly known as TA Vanguard ETF Index – Growth.

Additional Information:
The following subaccount was closed to new investments on December 6, 1996:
BlackRock Variable Series Funds, Inc. – Class I Shares
BlackRock Managed Volatility V.I. Fund	BlackRock Managed Volatility V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Level of current income.
BlackRock Equity Dividend V.I. Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term total return and current income.
Effective December 12, 2011, the following subaccounts are closed to new investments:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco V.I. American Franchise Fund(1)	Invesco V.I. American Franchise Fund(1)	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, Inc. – Class A
AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
(1) Formerly known as Invesco Van Kampen V.I. American Franchise Fund.

*	Available both through Account A and Account B.

Appendix B

Calculation of Maximum Anniversary Value Death Benefit

Owners of Contracts issued on Contract Forms ML-VA-001 and ML-VA-002 with the 5% Rising Floor with 7th Anniversary Step-Up death benefit may have elected to change their death benefits to the MAV death benefit. The Maximum Anniversary Value (MAV) Death Benefit that applies to such Contracts is as follows.

(a)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

(i)	we calculate an anniversary value for each contract anniversary beginning with the effective date of the change to the MAV death benefit through the earlier of your (or the older owner’s, if the Contract has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the Contract has co-owners or the annuitant’s, if the owner is a non-natural) date of death. An anniversary value is equal to the value of Account A on a contract anniversary, plus premiums allocated to Account A since that contract anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.

(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value. It is also the amount referred to as the “Guaranteed Minimum Death Benefit.”

(b)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals: the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by an amount equal to (i) divided by (ii) where (i) is the Guaranteed Minimum Death Benefit prior to the transfer or withdrawal and (ii) is the value of Account A prior to the transfer or withdrawal.

The period for which we will calculate the Maximum Anniversary Value is based on your attained age (or the attained age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the effective date of the change to the MAV death benefit. Subsequent changes in owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is age 80 or over, we will use the Maximum Anniversary Value as of the contract anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that contract anniversary.

Appendix C

Calculation of the 5% Rising Floor with 7th Anniversary Step-Up for Contract Form ML-VA-002

The following discussion applies for issue ages under 80.

(a)	We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less “adjusted transfers” to Account B and “adjusted withdrawals” from Account A with interest at 5% annually. (If your Contract was issued before we received state approval for the 7th anniversary value described below, we do not “adjust” transfers and withdrawals in this calculation.)
(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th contract year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th contract year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th contract year;
(iv)	for each 7th contract year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the contract year in which you reach age 80, or the date of your death.

(c)	Assuming that when we obtained necessary state approval you have not attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the contract anniversary on which you attain age 80 plus any premiums paid into Account A since that contract anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

There are limits on the period during which the assumed 5% interest will accrue for purposes of calculating the 5% Rising Floor with 7th Anniversary Step-Up. Interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Anniversary Step-Up.

The purpose of this example is to illustrate the operation of the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit. The investment returns shown are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts:  Assume a 68 year-old person purchased a Contract on June 1, 2010 with the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit and made an initial payment of $100,000, which was allocated completely to Account A. During his or her life, the contract owner makes no withdrawals, transfers, or additional premium payments. The following chart, which is discussed in more detail below, depicts the potential Death Benefit at certain points over the life of the contract owner.

					(GMDB) Guaranteed Minimum Death Benefit (Greatest of X, Y, or Z)
				(CV)	(X)	(Y)	(Z)	(DB)
		TRANSACTIONS		CONTRACT	PREMIUMS	GREATEST	ATTAINED AGE 80 ANNIVERSARY	DEATH
DATE		PREM.	WITHDR.	VALUE	AT 5%	7th ANNIV.	VALUE	BENEFIT
6/1/09	The contract is issued CV = $100,000, X = $100,000, Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80)	$100,000		$100,000	$100,000	$ 0	$ 0	$100,000 (Greater of CV or GMDB)
	DB = $100,000
6/1/10	First contract anniversary Assume contract value increased $4,000 due to positive investment performance			$104,000	$105,000	$ 0	$ 0	$105,000 (Greater of CV or GMDB)
	CV = $104,000, X = $105,000 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for one year), Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($104,000, $105,000, $0, $0) = $105,000
6/1/11	Second contract anniversary Assume contract value increased $16,000 due to positive investment performance			$120,000	$110,250	$ 0	$ 0	$120,000 (Greater of CV or GMDB)
	CV = $120,000, X = $110,250 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for two years), Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($120,000, $110,250, $0, $0) = $120,000
6/1/16	Seventh Contract anniversary Assume contract value increased $40,000 due to positive investment performance			$160,000	$140,710	$160,000	$ 0	$160,000 (Greater of CV or GMDB)
	CV = $160,000, X = $140,710 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $160,000 (the value of Account A on the Seventh Anniversary), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($160,000, $140,710, $160,000, $0) = $160,000
6/1/17	Eighth Contract anniversary Assume contract value decreased $30,000 due to negative investment performance			$130,000	$147,746	$168,000	$ 0	$168,000 (Greater of CV or GMDB)
	CV = $130,000, X = $147,746 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for eight years), Y = $168,000 (the contract value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($130,000, $147,746, $168,000, $0) = $168,000
6/1/18	Twelfth Contract Anniversary Assume contract value increased $80,000 due to positive investment performance			$210,000	$179,586	$204,205	$210,000	$210,000 (Greater of CV or GMDB)
	CV = $210,000, X = $179,586 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $204,205 (the contract value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for five years), and Z = $210,000 (the value of Account A on the anniversary the owner attains age 80)
	DB = greatest ($210,000, $179,586, $204,205, $210,000) = $210,000

Appendix D

Calculation of the 5% Rising Floor with 7th Year Anniversary Step-Up for Contract Form ML-VA-001 (except Contracts issued in Washington)

(a)	We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less transfers to Account B and withdrawals from Account A with interest at 5% annually. Interest accrues until the last day of the 20th contract year.
(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th contract year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest to premiums paid into Account A since the end of each 7th contract year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th contract year;
(iv)	for each 7th contract year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the contract year in which you reach attained age 80, or the date of your death. Interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

(c)	Assuming that when we obtained necessary state approval you were not over attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the contract anniversary on which you attain age 80 plus any premiums paid into Account A since that contract anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Year Anniversary Step-Up.

Appendix E

Calculation of the 5% Rising Floor (for Contracts issued in the state of Washington on Contract Forms ML-VA-001 and ML-VA-002)

(a)	We credit 5% assumed annual interest on premiums you pay into Account A.
(b)	We credit 5% assumed annual interest on any transfers to Account B and any withdrawals from Account A.
(c)	We subtract (b) from (a). This amount is referred to as your Guaranteed Minimum Death Benefit.
(d)	We add the value of Account B to the amount in (c).
(e)	We compare the result in (d) to your contract value. The death benefit is the higher of the two.

There are limits on the period during which the 5% interest will accrue for purposes of calculating the 5% Rising Floor. If your Contract was issued on Contract Form ML-VA-002, interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

If your Contract was issued on Contract Form ML-VA-001, interest accrues until the last day of the 20th contract year.

Appendix F – Example of Maximum Anniversary Value Death Benefit

The purpose of this example is to illustrate the operation of the Maximum Anniversary Value Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts:  Assume that you were under age 78 at issue and elected the Maximum Anniversary Value death benefit. You paid an initial premium of $100,000 on June 1, 2009 and a subsequent premium of $10,000 on December 1, 2010, which are allocated completely to Account A. You also make a withdrawal of $50,000 on January 1, 2011. Your death benefit, based on hypothetical Contract values and transactions, and resulting hypothetical maximum anniversary values (“MAV”) are illustrated below.

				(A)	(B)	(C)
		TRANSACTIONS		PREMS LESS ADJ. WITHDRS.	MAX ANNIV. VALUE (MAV)	CONTRACT VALUE	DEATH BENEFIT

DATE		PREM.	WITHDR.
6/1/09	The contract is issued MAV is $0 until first contract anniversary	$100,000		$100,000	$ 0	$100,000	$100,000 (maximum of (A), (B), (C))
6/1/10	First contract anniversary Assume contract value increased $10,000 due to positive investment performance Anniversary value for 6/1/2010 = Contract value on 6/1/2010 = $110,000 MAV = greatest of anniversary values = $110,000			$100,000	$110,000	$110,000	$110,000 (maximum of (A), (B), (C))
12/1/10	Owner puts in $10,000 additional premium Assume contract value decreased $6,000 due to negative investment performance Anniversary value for 6/1/2010 = contract value on 6/1/2010 + premiums added since that anniversary = $110,000 + $10,000 = $120,000 MAV = greatest of anniversary values = $120,000	$10,000		$110,000	$120,000	$114,000	$120,000 (maximum of (A), (B), (C))
1/1/11	Owner takes a $50,000 withdrawal Assume contract value decreased $14,000 due to negative investment performance		$50,000	$50,000	$60,000	$50,000	$60,000 (maximum of (A), (B), (C))
	Anniversary value for 6/1/2010 = contract value on 6/1/2010 + premiums added – adjusted withdrawals since that anniversary = $110,000 + $10,000 – $60,000 = $60,000
	Adjusted withdrawal = withdrawal × maximum ( MAV, prems – adj. Withdrs. ) Contract value
	= $50,000 × maximum (120,000 , 110,000)/100,000
	= $50,000 × 120,000/100,000 = $60,000
	(Note: All values are determined immediately prior to the withdrawal)
	MAV = greatest of anniversary values = $60,000
6/1/11	Second contract anniversary Assume contract value increased $5,000 due to positive investment performance Anniversary value for 6/1/2010 = $60,000 Anniversary value for 6/1/2011 = contract value on 6/1/2009 = $55,000 MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000			$50,000	$60,000	$55,000	$60,000 (maximum of (A), (B), (C))
6/1/12	Third Contract anniversary Assume contract value increased $10,000 due to positive investment performance Anniversary value for 6/1/2010 = $60,000 Anniversary value for 6/1/2011= contract value on 6/1/2011 = $55,000 Anniversary value for 6/1/2012 = contract value on 6/1/2012 = $65,000 MAV = greatest of anniversary values maximum ($60,000, $55,000, $65,000) = $65,000			$50,000	$65,000	$65,000	$65,000 (maximum of (A), (B), (C))

For a detailed explanation of how we calculate the Maximum Anniversary Value Death Benefit, see “Death Benefit.”

Appendix G – Example of the Estate Enhancer Benefit

The purpose of this example is to illustrate the operation of the Estate Enhancer benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example assumes no withdrawals and does not reflect the deduction of any fees and charges.

Facts:  Assume that a couple (ages 60 and 55) purchase a Contract on June 1, 2010 with the Estate Enhancer benefit, and makes an initial premium payment of $100,000. The Contract value on the death of the first to die is $300,000. The following chart depicts the potential Estate Enhancer benefit at the death of the contract owner.

Net Premiums	$100,000
Contract Value	$300,000
Estate Enhancer Gain	$200,000
Estate Enhancer benefit Lesser of 45% of Estate Enhancer Gain ($90,000) or 45% of Net Premiums ($45,000)	$45,000	*

*	Assuming the contract value is greater than the Guaranteed Minimum Death Benefit, the total death benefit payable equals $300,000 + $45,000 = $345,000. Assuming a lump sum payout and an income tax rate of 36%, the after-tax death benefit is $256,800.

If instead, the couple had been ages 70 and 55, the percentage used in the above calculations would have been 30% since the oldest owner at issue was over age 69 and the Estate Enhancer benefit would have been $30,000.

For a detailed explanation of how we calculate the Estate Enhancer benefit, see “Death Benefit.”

Appendix H – Example of Guaranteed Minimum Income Benefit

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no allocations or transfers to Separate Account B, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.

Facts:  Assume that a male, age 60 purchased the Contract with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB rider on the contract anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

CONTRACT ANNIVERSARY*	GMIB BENEFIT BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.

**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.

***	If the Contract were not annuitized during the 30 day period following this contract anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

and

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

also known as

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACT

Issued By

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Home Office: Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

Offered Through

Transamerica Capital, Inc.

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Transamerica Advisors Life Insurance Company (“Transamerica”) both on a nonqualified basis, and as an Individual Retirement Annuity (“IRA”) that is given qualified tax status. This Contract is currently not available to be issued as a tax sheltered annuity contract. We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider.

This Statement of Additional Information is not a Prospectus and should be read together with the Contract’s Prospectus dated May 1, 2013, which is available on request and without charge by writing to or calling Transamerica at the Service Center address or phone number set forth above.

2

OTHER INFORMATION

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2012, 2011 and 2010, Transamerica Capital, Inc. received $10,603,612, $11,801,950 and $3,611,843, respectively, in commissions.

Financial Statements

The financial statements of Transamerica included in this Statement of Additional Information should be distinguished from the financial statements of the Accounts and should be considered only as bearing upon the ability of Transamerica to meet any obligations it may have under the Contract.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

From time to time, Transamerica may quote in advertisements and sales literature the current annualized yields for the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Fund or on its respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the mortality and expense risk charge; (2) the administration charge; and (3) the annual contract maintenance charge. For purposes of calculating current yields for a Contract, an average per unit contract maintenance charge is used, as described below. Current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

3

Transamerica also may quote the effective yield of the Account A BlackRock Money Market V.I. Subaccount or the Account B BlackRock Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))365/7 = 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses of the hypothetical account for the 7-day period.

UV	=	the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yields for the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the Account A BlackRock Money Market V.I. Subaccount or the Account B BlackRock Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for that subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

Other Subaccount Yields

From time to time, Transamerica may quote in sales literature or advertisements the current annualized yield of one or more of the Account A subaccounts (other than the Account A BlackRock Money Market V.I. Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the mortality and expense risk charge, the administration charge and the annual contract maintenance charge. For purposes of calculating the 30-day or one-month yield, an average contract maintenance charge per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period, as described below. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)6 – 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

4

Currently, Transamerica may quote yields on bond subaccounts within Account A. Because of the charges and deductions imposed under the contracts, the yield for an Account A subaccount will be lower than the yield for the corresponding Fund.

The yield on the amounts held in the Account A subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the declining contingent deferred sales charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the preceding seven years. A contingent deferred sales charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period.

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.

Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the mortality and expense risk charge, the administration charge (in the case of Account A subaccounts), and the contract maintenance charge (but not the GMIB and Estate Enhancer Benefit charges), and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the contingent deferred sales charge for any period of less than seven years. For purposes of calculating total return, an average per dollar contract maintenance charge attributable to the hypothetical account for the period is used, as described below. The average annual total return is then calculated according to the following formula:

TR = ((ERV/P) 1/N) + 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the mortality and expense risk charge, administration charge, if applicable, and contract maintenance charge).

ERV	=	the ending redeemable value (net of any applicable contingent deferred sales charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

From time to time, Transamerica also may quote in sales literature or advertisements, total returns that do not reflect the contingent deferred sales charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any contingent deferred sales charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

5

From time to time, Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from the Account A BlackRock Money Market V.I. Subaccount to one or more designated subaccounts under a dollar cost averaging program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of charges described above except for the contingent deferred sales charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in the Account A BlackRock Money Market V.I. Subaccount at the beginning of that period and monthly transfers of a portion of the contract value from that subaccount to designated subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the Account A BlackRock Money Market V.I. Subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the contingent deferred sales charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

6

Ernst & Young LLP Suite 3000 801 Grand Avenue Des Moines, IA 50309-2764 Tel: +1 515 243 2727 Fax: +1 515 362 7200 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Advisors Life Insurance Company

We have audited the accompanying balance sheets of Transamerica Advisors Life Insurance Company as of December 31, 2012 and 2011, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Advisors Life Insurance Company at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

March 28, 2013

A member firm of Ernst & Young Global Limited

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS

	December 31,
(dollars in thousands, except share data)	2012	2011
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2012—$1,754,007; 2011—$1,688,276)	$1,964,452	$1,842,081
Fixed maturity trading securities	—	2,521
Equity available-for-sale securities, at estimated fair value (cost: 2012—$38,996; 2011—$36,145)	41,211	31,040
Limited partnerships	6,548	8,119
Mortgage loans on real estate	52,619	55,667
Policy loans	752,437	792,602

Total investments	2,817,267	2,732,030

Cash and cash equivalents	296,855	328,844
Accrued investment income	37,567	37,986
Deferred policy acquisition costs	44,678	45,039
Deferred sales inducements	10,004	10,355
Value of business acquired	271,351	309,559
Goodwill	2,800	2,800
Current income taxes—net	6,430	—
Deferred income taxes—net	43,977	—
Reinsurance receivables—net	2,186	2,439
Receivable for investments sold—net	—	1,089
Other assets	33,118	38,606
Separate Accounts assets	6,968,855	7,007,468

Total Assets	$10,535,088	$10,516,215

See Notes to Financial Statements

2

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS—Continued

	December 31,
(dollars in thousands, except share data)	2012	2011
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,383,757	$1,453,395
Future policy benefits	418,689	475,875
Claims and claims settlement expenses	40,338	45,504

Total policyholder liabilities and accruals	1,842,784	1,974,774

Payables for collateral under securities loaned and reverse repurchase agreements	242,650	243,982
Derivative liabilities	11,711	1,341
Current income taxes—net	—	2,450
Deferred income taxes—net	—	7,879
Affiliated payables—net	6,989	8,036
Payable for investments purchased—net	6,622	—
Other liabilities	5,217	7,382
Separate Accounts liabilities	6,968,855	7,007,468

Total Liabilities	9,084,828	9,253,312

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	2,500
Additional paid-in capital	1,366,636	1,366,636
Accumulated other comprehensive income, net of taxes	96,710	75,229
Retained deficit	(15,586)	(181,462)

Total Stockholder’s Equity	1,450,260	1,262,903

Total Liabilities and Stockholder’s Equity	$10,535,088	$10,516,215

See Notes to Financial Statements

3

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF INCOME

	For the Years Ended December 31,
(dollars in thousands)	2012	2011	2010
Revenues
Policy charge revenue	$187,707	$202,216	$204,618
Net investment income	107,106	127,519	127,647
Net realized investment losses
Other-than-temporary impairment losses on securities	(66)	(3,743)	(5,469)
Portion of other-than-temporary impairment losses recognized in other comprehensive income	—	3,572	4,335
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(259)	(1,004)	(423)

Net other-than-temporary impairment losses on securities recognized in income	(325)	(1,175)	(1,557)
Net realized investment losses, excluding other-than-temporary impairment losses on securities	(23,051)	(10,724)	(22,889)

Net realized investment losses	(23,376)	(11,899)	(24,446)

Total Revenues	271,437	317,836	307,819

Benefits and Expenses
Interest credited to policyholder liabilities	70,058	73,529	79,066
Policy benefits (net of reinsurance recoveries: 2012—$12,444; 2011—$13,529; 2010—$16,926)	17,618	181,292	30,630
Reinsurance premium ceded	10,461	11,093	14,360
Amortization (accretion) of deferred policy acquisition costs	784	(13,104)	(3,690)
Amortization of value of business acquired	19,900	12,152	20,353
Insurance expenses and taxes	49,636	49,176	53,940

Total Benefits and Expenses	168,457	314,138	194,659

Income Before Taxes	102,980	3,698	113,160

Income Tax Expense (Benefit)
Current	782	(1,151)	(436)
Deferred	(63,678)	(13,810)	(24,266)

Income Tax Expense (Benefit)	(62,896)	(14,961)	(24,702)

Net Income	$165,876	$18,659	$137,862

See Notes to Financial Statements

4

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
(dollars in thousands)	2012	2011	2010
Net Income	$165,876	$18,659	$137,862

Other Comprehensive Income
Net unrealized gains on available-for-sale securities
Net unrealized holding gains arising during the period	78,034	89,291	76,723
Reclassification adjustment for (gains) losses included in net income	(4,327)	(4,121)	5,353

	73,707	85,170	82,076
Net unrealized other-than-temporary impairments on securities
Net unrealized other-than-temporary impairment losses arising during the period	—	(3,572)	(4,335)
Change in previously recognized unrealized other-than-temporary impairments	(10,040)	4,920	401
Reclassification adjustment for other-than-temporary impairments included in net income	294	1,004	423

	(9,746)	2,352	(3,511)
Adjustments
Policyholder liabilities	(12,912)	(1,388)	(1,672)
Value of business acquired	(17,747)	(12,235)	(18,611)
Deferred federal income taxes	(11,821)	(26,157)	(20,691)

	(42,480)	(39,780)	(40,974)

Total other comprehensive income, net of taxes	21,481	47,742	37,591

Comprehensive Income	$187,357	$66,401	$175,453

See Notes to Financial Statements

5

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
(dollars in thousands)	2012	2011	2010
Common Stock	$2,500	$2,500	$2,500
Additional Paid-in Capital	$1,366,636	$1,366,636	$1,366,636
Accumulated Other Comprehensive Income (loss)
Balance at beginning of year	$75,229	$27,487	$(10,104)
Total other comprehensive income, net of taxes	21,481	47,742	37,591

Balance at end of year	$96,710	$75,229	$27,487

Retained Deficit
Balance at beginning of year	$(181,462)	$(200,121)	$(337,983)
Net income	165,876	18,659	137,862

Balance at end of year	$(15,586)	$(181,462)	$(200,121)

Total Stockholder’s Equity	$1,450,260	$1,262,903	$1,196,502

See Notes to Financial Statements

6

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
(dollars in thousands)	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$165,876	$18,659	$137,862
Adjustments to reconcile net income to net cash and cash equivalents provided by operating activities:
Change in deferred policy acquisition costs	361	(13,602)	(4,707)
Change in deferred sales inducements	352	(3,085)	(974)
Change in value of business acquired	19,900	12,152	20,353
Change in benefit reserves	(48,567)	109,378	(51,419)
Change in income tax accruals	(72,558)	(15,467)	(24,352)
Change in claims and claims settlement expenses	(5,166)	11,827	831
Change in other operating assets and liabilities, net	10,656	(10,174)	30,421
Amortization of investments	1,935	1,438	775
Limited partnership asset distributions	—	(1,152)	(386)
Interest credited to policyholder liabilities	70,058	73,529	79,066
Change in fair value of derivatives	18,177	752	353
Net increase in fixed maturity trading securities	(109)	(326)	(1,564)
Net realized investment losses	23,376	11,899	24,446

Net cash and cash equivalents provided by operating activities	184,291	195,828	210,705

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities and mortgage loans	267,437	181,763	483,148
Maturities of available-for-sale securities and mortgage loans	193,317	116,349	160,270
Purchases of available-for-sale securities	(520,809)	(428,704)	(861,126)
Sales of trading securities	2,632	20,943	—
Sales of limited partnerships	1,455	2,877	3,189
Change in affiliated short-term note receivable	—	—	40,000
Change in payable for collateral under securities loaned and reverse repurchase agreements	(1,332)	83,619	11,313
Cash received in connection with derivatives	—	2,844	—
Cash paid in connection with derivatives	(7,808)	(2,608)	—
Policy loans on insurance contracts, net	40,165	35,036	39,723
Net settlement on futures contracts	(30,225)	(18,571)	(26,864)
Other	115	(218)	873

Net cash and cash equivalents used in investing activities	$(55,053)	$(6,670)	$(149,474)

See Notes to Financial Statements

7

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS—Continued

	For the Years Ended December 31,
(dollars in thousands)	2012	2011	2010
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$28,821	$27,592	$40,784
Policyholder withdrawals	(190,048)	(196,520)	(222,249)

Net cash and cash equivalents used in financing activities	(161,227)	(168,928)	(181,465)

Net increase (decrease) in cash and cash equivalents (1)	(31,989)	20,230	(120,234)
Cash and cash equivalents, beginning of year	328,844	308,614	428,848

Cash and cash equivalents, end of year	$296,855	$328,844	$308,614

(1)	Included in net increase (decrease) in cash and cash equivalents is interest received (2012—$0; 2011—$94; 2010—$109); interest paid (2012—$7; 2011—$18; 2010—$36); federal income taxes paid (2012—$10,000; 2011—$500; 2010—$3,200); and federal income taxes received (2012—$0; 2011—$0; 2010—$3,589)

See Notes to Financial Statements

8

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in Thousands)

Note 1. Summary of Significant Accounting Policies

Basis of Presentation

Transamerica Advisors Life Insurance Company (“TALIC” or the “Company”) is a wholly owned subsidiary of AEGON USA, LLC (“AUSA”). AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to December 28, 2007, the Company was an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co”).

The Company is a life insurance company, who conducts its business primarily in the annuity markets and to a lesser extent in the life insurance markets of the financial services industry. The Company is domiciled in the State of Arkansas and is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. Currently, the Company is not issuing new life insurance, variable annuity and market value adjusted annuity products. In 2012, the Company began selling a fixed contingent annuity (also sometimes referred to as a contingent deferred annuity (“CDA”)) that includes a stand-alone living benefit (“SALB”). A SALB is essentially a guaranteed lifetime withdrawal benefit which exists independently and is applied to mutual funds and exchange traded funds.

Basis of Reporting

The accompanying financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting principles (“SAP”). The significant accounting policies and related judgments underlying the Company’s financial statements are summarized below.

Certain reclassifications and format changes have been made to prior period financial statements, where appropriate, to conform to the current period presentation. In particular, in the Statements of Cash Flows, changes in the fair value of derivatives have been reclassified from Investing Activities into Operating Activities. These reclassifications have no effect on net income or stockholder’s equity.

Accounting Estimates and Assumptions

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, value of business acquired, policyholder liabilities, income taxes, and potential effects of unresolved litigated matters.

Investments

Fixed maturity and equity securities

The Company’s investments consist principally of fixed maturity and equity securities that are classified as available-for-sale (“AFS”) which are reported at estimated fair value. In addition, the Company held fixed maturity securities which contain a conversion to equity feature, which is considered an embedded derivative. These fixed maturity securities have been classified as trading and are reported at estimated fair value. During 2012, the last of these securities converted so the Company no longer holds any of these securities as of December 31, 2012. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. If broker quotes are not available, then securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

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To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities. Additionally, the Company performs back testing on a sample basis. Back testing involves selecting a sample of securities trades and comparing the prices in those transactions to prices used for financial reporting. Significant variances between the price used for financial reporting and the transaction price are investigated to explain the cause of the difference.

The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third party service and indicates current spreads for securities based on weighted average life, credit rating and industry sector. Monthly, the Company reviews the matrix to ensure the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market, as well as comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is less than 1% of the fair value.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification.

Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of accumulated other comprehensive income (loss), net of taxes on the Balance Sheets and are not reflected in the Statements of Income until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary. Changes in fair value of fixed maturity securities deemed trading are reported as a component of net investment income.

Other-than-temporary impairments (“OTTI”)

The Company regularly reviews each investment in its fixed maturity and equity AFS securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e., company announcements, ratings agency announcements, or news wire services). For fixed maturity AFS securities, the Company also considers whether it is more likely than not that it will not be required to sell the debt security before its anticipated recovery. The factors that may give rise to a potential OTTI include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

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For equity securities, once management determines a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.

For fixed maturity AFS securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security or b) more likely than not will be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For AFS fixed maturity securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non credit portion). The credit loss is recognized in earnings and the non credit loss is recognized in other comprehensive income (“OCI”), net of applicable taxes and value of business acquired. Management records subsequent changes in the estimated fair value (positive and negative) of AFS fixed maturity securities for which non credit OTTI was previously recognized in OCI in OCI-OTTI.

Limited partnerships

At December 31, 2012 the Company had an investment in one limited partnership that was not publicly traded. This partnership is carried at estimated fair value which is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. At December 31, 2011, the Company had investments in two limited partnerships that are not publicly traded. One of the partnerships was carried at estimated fair value while the remaining partnership was carried at cost until it was disposed of in 2012.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances and general reserves. The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred.

Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value. Changing economic conditions impact the Company’s valuation of mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced debt coverage reduction. Where warranted, the Company has established or increased loss reserves based upon this analysis. The Company does not accrue interest on loans ninety days past due. The Company also establishes a general reserve which is calculated by applying a percentage, based on risk rating and maturity, to the outstanding loan balance

Policy loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

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Derivative Instruments

Derivatives are financial instruments in which the value changes in response to an underlying variable, that require little or no net initial investment and are settled at a future date. The Company has entered into exchange traded derivatives, such as futures, options, and variance swaps to hedge the costs of the volatility of the S&P market.

Futures contracts are used to hedge the liability risk associated with products providing the policyholder a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized investment gains (losses) in the Statements of Income.

Equity collars, which are a combination of put and call options, have been entered into by the Company to hedge the equity risk associated with variable annuities and variable universal life products. The collars do not accrue interest and had an initial net cost of zero. A single receipt or payment occurs at maturity or termination.

Variance swaps are used to hedge the gamma risk created when delta hedging the minimum guarantee benefit riders associated with variable annuity products. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest, and typically, no cash is exchanged at initiation.

All derivatives, recognized on the Balance Sheet, are carried at fair value with changes in fair value recognized in the Statements of Income. The Company does not seek hedge accounting on these hedges because, in most cases, the derivatives’ change in value will create a natural offset in the Statements of Income with the change in reserves. At termination, the final fair value of the variance swaps or equity collars is recorded as a realized investment gain (loss) in the Statements of Income.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

Securities Lending

Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Company retains substantially all the risks and rewards of asset ownership. The lent securities are included in fixed maturity AFS securities in the Balance Sheets. A liability is recognized for cash collateral received, required initially at 102%, on which interest is accrued. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities.

Reverse Repurchase Agreements

The Company enters into dollar roll repurchase agreement transactions whereby the Company takes delivery of mortgage-backed securities (“MBS”) pools and sells them to a counterparty along with an agreement to repurchase substantially the same pools at some point in the future, typically one month forward. These transactions are accounted for as collateralized borrowings and the repurchase agreement liability is included in the Balance Sheets in payables for collateral under securities loaned and reverse repurchase agreements.

Value of Business Acquired (“VOBA”), Deferred Policy Acquisition Costs (“DAC”) and Deferred Sales Inducements (“DSI”)

VOBA

VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, Separate Account performance, operating expenses, investment returns, and other factors. Actual experience on the purchased business may vary from these projections. Revisions in estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance. See Note 4 to the financial statements for further discussion.

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DAC

The costs of acquiring business, principally commissions, certain expenses related to policy issuance, and certain variable sales expenses that relate to and vary with the production of new and renewal business are deferred and amortized based on the estimated future gross profits for a group of contracts. DAC are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each reporting period.

DAC for variable annuities is amortized with interest over the anticipated lives of the insurance contracts in relation to the present values of estimated future gross profits from asset-based fees, guaranteed benefit rider fees, contract fees, and surrender charges, less a provision for guaranteed death and living benefit expenses, policy maintenance expenses, and non-capitalized commissions.

Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. The impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

At December 31, 2012 and 2011, variable annuities accounted for the Company’s entire DAC asset. See Note 4 to the Financial Statements for further discussion.

DSI

The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.

The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Income. At December 31, 2012 and 2011, variable annuities accounted for the Company’s entire DSI asset. See Note 4 to the Financial Statements for further discussion.

Goodwill

Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. The Company performed tests of goodwill at December 31, 2012, 2011, and 2010 and determined there was no impairment of goodwill.

Separate Accounts

The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.

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Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income.

Policyholder Account Balances

The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the Balance Sheet dates. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

	2012	2011
Interest-sensitive life products	4.00% - 4.85%	4.00% - 4.85%
Interest-sensitive deferred annuities	0.25% - 4.90%	0.25% - 6.05%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

Future Policy Benefits

The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Interest rates used in establishing such liabilities were in the range of 2.55% to 5.75% during 2012 and 2011, respectively. See Note 5 to the Financial Statements for further discussion.

Revenue Recognition

Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.

Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned.

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Claims and Claims Settlement Expenses

Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

Federal Income Taxes

The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with GAAP guidance. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted.

The Company filed a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. A tax return has been filed for 2012, 2011 and 2010, but no examination by the Internal Revenue Service has commenced.

The Company is subject to taxes on premiums and is exempt from state income taxes in most states.

Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves.

Recent Accounting Guidance

Current Adoption of Recent Accounting Guidance

Accounting Standards Codification (“ASC”) 944, Financial Services—Insurance

In October 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, which modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. An insurance entity may only capitalize incremental direct costs of contract acquisition, the portion of employees’ compensation directly related to time spent performing specified acquisition activities for a contract that has actually been acquired, other costs related directly to specified activities that would not have been incurred had the acquisition contract transaction not occurred, and advertising costs that meet capitalization criteria in other GAAP guidance. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted the guidance prospectively on January 1, 2012. The only acquisition costs being capitalized are renewal commissions; therefore there was no change to the current practice of deferring costs. As a result, the adoption did not impact the Company’s results of operations and financial position.

ASC 860, Transfers and Servicing

In April 2011, the FASB issued ASU 2011-03, Reconsideration of Effective Control for Repurchase Agreements, which modifies the criteria for determining whether a repurchase transaction should be accounted for as a secured borrowing or as a sale. The amendments in this ASU remove from the assessment of effective control 1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee, and 2) the collateral maintenance implementation guidance related to that criterion. The guidance is effective for the first interim or annual period beginning after December 15, 2011. The Company adopted the guidance on January 1, 2012. The adoption did not impact the Company’s results of operations and financial position.

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ASC 820, Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which amends current guidance to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). Some of the amendments represent clarifications of existing requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. The guidance is effective for interim and annual periods beginning after December 15, 2011. The Company adopted the guidance on January 1, 2012. The adoption affected disclosures but did not impact the Company’s results of operations and financial position.

ASC 220, Comprehensive Income

•

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, which requires an entity to report components of comprehensive income in either a single, continuous statement of comprehensive income or two separate but consecutive statements. Under the two statement approach, the first statement would include components of net income and the second statement would include components of other comprehensive income (“OCI”).

Regardless of format, an entity is required to present items that are reclassified from OCI to net income in both net income and OCI. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted the guidance on January 1, 2012. The adoption affected disclosures but did not impact the Company’s results of operations and financial position.

•

In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011- 05. This guidance defers the portion of ASU 2011-05 that requires an entity to present reclassification adjustments and the effect of those reclassification adjustments on the face of the financial statements where net income is presented, by component of net income, and on the face of the financial statements where OCI is presented, by component of OCI. The deferral is effective at the same time as ASU 2011-05, for fiscal years, and interim periods within those years, beginning after December 15, 2011.

ASC 350, Intangibles—Goodwill and Other

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, which gives entities the option of performing a qualitative assessment to determine whether it is necessary to perform the two-step goodwill impairment test. If, after assessing qualitative factors, a company determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then the company does not need to perform further testing. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the company would have to perform the two step goodwill impairment test. The option is unconditional so it may be skipped in any reporting period and an entity may resume performing the qualitative assessment in any subsequent period. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning on or after December 15, 2011. The Company adopted the guidance on January 1, 2012. The adoption did not impact the Company’s results of operations and financial position.

Accounting Guidance Adopted in 2011

ASC 820, Fair Value Measurements and Disclosures

On January 1, 2011, the Company adopted guidance (ASU 2010-06, Improving Disclosures about Fair Value Measurements) requiring separate presentation of information about purchases, sales, issuances, and settlements in the Level 3 reconciliation for fair value measurements using significant unobservable inputs. The adoption affected disclosures but did not impact the Company’s results of operations or financial position.

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ASC 944, Financial Services—Insurance

On January 1, 2011, the Company adopted guidance (ASU 2010-15, How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments) clarifying that an insurance entity should not consider any separate account interest held for the benefit of policyholders in an investment to be the insurer’s interest and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. The adoption did not impact the Company’s results of operations or financial position.

ASC 350, Intangibles—Goodwill and Other

On January 1, 2011, the Company adopted guidance (ASU 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts), which requires entities with a zero or negative carrying value to assess, considering qualitative factors, whether it is more likely than not that a goodwill impairment exists. If an entity concludes that it is more likely than not that a goodwill impairment exists, the entity must perform step 2 of the goodwill impairment test. The adoption did not impact the Company’s results of operations and financial position.

ASC 310, Receivables

On April 1, 2011, the Company early adopted guidance, retrospectively to January 1, 2011, (ASU 2011-02, A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring), which provides clarification to help creditors in determining whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for purposes of determining whether a restructuring constitutes a troubled debt restructuring. Additionally, the Company provided the previously deferred qualitative and quantitative disclosures about troubled debt restructurings in accordance with ASU 2010-20, including how financing receivables were modified and the financial effects of the modifications. The adoption did not impact the Company’s results of operations and financial position.

Future Adoption of Accounting Guidance

ASC 210, Balance Sheet

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which enhances disclosures about financial instruments and derivative instruments that are either offset on the statement of financial position or subject to an enforceable master netting arrangement or similar agreement. Entities are required to provide both net and gross information for these assets and liabilities in order to enhance comparability between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. The guidance is effective for annual reporting periods, and interim periods within those years, beginning on or after January 1, 2013. The disclosures required by this guidance should be applied retrospectively for all comparative periods presented. The Company will adopt the guidance on January 1, 2013, which affects disclosures and therefore will not impact the Company’s results of operations and financial position.

ASC 220, Comprehensive Income

In February 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (ASU 2013-02), which requires an entity to provide information about significant items reclassified out of accumulated other comprehensive income (“AOCI”) by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The guidance is effective prospectively for annual reporting periods, and interim periods within those years, beginning after December 15, 2012. The guidance will be effective for the Company on January 1, 2013, which affects disclosures and therefore will not impact the Company’s results of operations and financial position.

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Note 2. Fair Value of Financial Instruments

Fair Value Measurements

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair Value Hierarchy

The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company recognizes transfers between levels at the beginning of the quarter.

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The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis:

	December 31, 2012
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity available-for-sale (“AFS”) securities (a)
Corporate securities	$—	$1,284,009	$—	$1,284,009
Asset-backed securities	—	104,664	—	104,664
Commercial mortgage-backed securities	—	109,050	—	109,050
Residential mortgage-backed securities	—	97,144	91	97,235
Municipals	—	1,104	—	1,104
Government and government agencies
United States	357,366	—	—	357,366
Foreign	3,802	7,222	—	11,024

Total fixed maturity AFS securities (a)	361,168	1,603,193	91	1,964,452
Equity securities (a)
Banking securities	—	34,234	—	34,234
Other financial services securities	—	491	—	491
Industrial securities	233	6,253	—	6,486

Total equity securities (a)	233	40,978	—	41,211
Cash equivalents (b)	—	299,716	—	299,716
Limited partnerships (c)	—	—	6,548	6,548
Separate Accounts assets (d)	6,968,855	—	—	6,968,855

Total assets	$7,330,256	$1,943,887	$6,639	$9,280,782

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$(17,397)	$(17,397)
Derivative liabilities (f)	—	11,711	—	11,711

Total liabilities	$—	$11,711	$(17,397)	$(5,686)

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	December 31, 2011
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$1,164,173	$—	$1,164,173
Asset-backed securities	—	96,783	9,365	106,148
Commercial mortgage-backed securities	—	119,050	—	119,050
Residential mortgage-backed securities	—	82,770	1,449	84,219
Municipals	—	1,210	—	1,210
Government and government agencies
United States	356,960	—	—	356,960
Foreign	3,779	6,542	—	10,321

Total fixed maturity AFS securities (a)	360,739	1,470,528	10,814	1,842,081
Fixed maturity trading securities (a) - corporate securities	—	2,521	—	2,521
Equity securities (a)
Banking securities	—	24,993	—	24,993
Other financial services securities	—	394	—	394
Industrial securities	—	5,653	—	5,653

Total equity securities (a)	—	31,040	—	31,040
Cash equivalents (b)	—	336,130	—	336,130
Limited partnerships (c)	—	—	8,119	8,119
Separate Accounts assets (d)	7,007,468	—	—	7,007,468

Total assets	$7,368,207	$1,840,219	$18,933	$9,227,359

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$14,120	$14,120
Derivative liabilities (f)	—	1,341	—	1,341

Total liabilities	$—	$1,341	$14,120	$15,461

(a)	Securities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Level 1 securities primarily include highly liquid U.S. Treasury and U.S. government agency securities. Securities are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the asset or prices for similar assets. Securities are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 3 consists principally of fixed maturity securities whose fair value is estimated based on non-binding broker quotes and internal models. These internal models primarily use projected cash flows discounted using relevant risk spreads and market interest rate curves. At December 31, 2012 and 2011, less than 0.5% of fixed maturity AFS securities were valued using internal models.
(b)	Cash equivalents are primarily valued at amortized cost, which approximates fair value. Operating cash is not included in the abovementioned table.
(c)	The Company has an investment in a limited partnership for which the fair value was derived from management’s review of the underlying financial statements that were prepared on a GAAP basis at December 31, 2012 and 2011.
(d)	Separate Accounts assets are carried at the net asset value provided by the fund managers.
(e)	The Company issued contracts containing guaranteed minimum withdrawal benefit riders (“GMWB”) and obtained reinsurance on guaranteed minimum income benefit riders (“GMIB reinsurance”). GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host contract. In addition, the Company issues SALB contracts which are required to be reported at fair value. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, their fair values are determined using stochastic techniques under a variety of market return, discount rates and actuarial assumptions. Since many of the assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 of the fair value hierarchy.

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(f)	Derivative liabilities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Derivatives are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the identical asset or prices for similar assets. Derivatives are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 2 derivatives include variance swaps and equity collars for which the Company utilized readily accessible quoted index levels and broker quotes. The fair value for the variance swaps is calculated as the difference between the estimated volatility of the underlying S&P index at maturity to the actual volatility of the underlying S&P index at initiation (i.e., strike) multiplied by the notional value of the swap. Fair value for the equity collar’s put and call options is calculated using the Black-Scholes model using market observable inputs for the underlying market price and volatility surface.

During 2012 and 2011, there were no transfers between level 1 and 2, respectively.

The following table provides a summary of the change in fair value of the Company’s Level 3 assets at December 31, 2012 and 2011:

	December 31, 2012		December 31, 2011
	Limited Partnership	Fixed Maturity AFS Securities	Limited Partnership	Fixed Maturity AFS Securities
Balance at beginning of period (a)	$8,119	$10,814	$9,415	$14,634
Change in unrealized gains (b)	—	608	—	840
Sales	(1,455)	(7,088)	(2,663)	(4,191)
Transfers into Level 3	—	—	—	4
Transfers out of Level 3	—	(4,814)	—	(508)
Changes in valuation (c)	(116)	300	215	35
Net realized investment gains (d)	—	271	1,152	—

Balance at end of period (a)	$6,548	$91	$8,119	$10,814

(a)	Recorded as a component of limited partnerships and fixed maturity AFS securities in the Balance Sheets.
(b)	Recorded as a component of other comprehensive income (loss).
(c)	Recorded as a component of net investment income in the Statements of Income.
(d)	Recorded as a component of net realized investment gains (losses) for fixed maturity and net investment income for limited partnerships in the Statements of Income.

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investments will be classified as Level 2 investments. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. The decrease in Level 3 fixed maturity AFS securities at December 31, 2012 was due to sales and a bond that transferred out of Level 3 due to the availability of market observable data (Level 2) from an external pricing source. The decrease in Level 3 fixed maturity AFS securities at December 31, 2011 was primarily due to sales and availability of market observable data (Level 2).

The Company’s Level 3 liabilities (assets) consist of provisions for GMWB, SALB and GMIB reinsurance. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of

21

market returns, discount rates and actuarial assumptions. For GMWB and SALB, an increase (decrease) in credit spread in isolation would result in a lower (higher) fair value measurement and increases (decreases) in volatility in isolation would result in a higher (lower) fair value measurement. Changes in the Company’s credit spread and volatility assumption have an inverse reaction for GMIB reinsurance, due to this reserve being an asset.

The expected returns are based on risk-free rates, such as the current London Inter-Bank Offered Rate (“LIBOR”) forward curve. The credit spread is set by using the credit default swap (“CDS”) spreads of a reference portfolio of life insurance companies, adjusted to reflect the subordination of senior debt holders at the holding company level to the position of policyholders at the operating company level (who have priority in payments to other creditors). The credit spread was 80 basis points (“bps”) and 135 bps at December 31, 2012 and 2011, respectively.

For equity volatility, the Company uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases, therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate. The resulting volatility assumption in year 20 for the S&P 500 index (expressed as a spot rate) was 24.4% at December 31, 2012 and 25.7% at December 31, 2011. Correlations of market returns across underlying indices are based on historical market returns and their inter-relationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities. These assumptions are reviewed at each valuation date and updated based on historical experience and observable market data as required.

The following table provides a summary of the changes in fair value of the Company’s Level 3 liabilities (assets) at December 31, 2012 and 2011:

	December 31, 2012		December 31, 2011
	GMWB	GMIB Reinsurance	GMWB	GMIB Reinsurance
Balance at beginning of period (b)	$108,637	$(94,517)	$31,001	$(56,417)
Changes in interest rates (a)	2,560	(7,176)	55,032	(27,361)
Changes in equity markets (a)	(24,762)	9,746	20,561	(9,759)
Other (a)	(12,413)	528	2,043	(980)

Balance at end of period (b)	$74,022	$(91,419)	$108,637	$(94,517)

(a)	Recorded as a component of policy benefits in the Statements of Income.
(b)	Recorded as a component of future policy benefits in the Balance Sheets.

During 2012, the change in GMWB and GMIB reinsurance reserves was primarily driven by updated policyholder behavior assumptions, decrease in risk neutral rates, change in volatility and favorable equity market performance. The SALB reserve was $43 due to low sales volume during 2012. During 2011, the change in GMWB and GMIB reinsurance reserves was primarily driven by the reduction in risk neutral rates and lower equity market performance.

The Level 3 asset at December 31, 2012 consists of a residential mortgage-backed security (“RMBS”) that is valued using a discounted cash flow approach. This approach utilizes assumptions that are typically developed based upon assumptions observed for similar securities, to the extent possible, with reviews performed on any significant changes in measurements from one period to the next. The primary unobservable assumptions used in the fair value measurement of these securities are prepayment rates, probability of default, and loss severity in the event of default. Increases (decreases) in any of those inputs would result in a lower (higher) fair value measurement. Typically, changes in the assumptions used for the probability of default and loss severity move in the same direction, while changes in the assumption used for prepayment rates would move in the opposite direction.

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The following table provides a summary of the quantitative inputs and assumptions of the Company’s Level 3 assets and liabilities at December 31, 2012:

Description	December 31, 2012 Estimated Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Assets
Structured securities
Residential mortgage-backed securities	$91

Total structured securities	91	Discounted cash flows	Constant prepayment rate	1%
			Probability of default	12%
			Loss severity	65%
Limited partnership	6,548	Not applicable (1)	Not applicable (1)	Not applicable (1)

Total assets	$6,639

Liabilities
Future policy benefits (embedded derivatives)—GMWB	$74,022	Discounted cash flow	Own credit risk	80 bps
			Long-term volatility	25%
Future policy benefits (embedded derivatives)—GMIB Reinsurance	(91,419)	Discounted cash flow	Own credit risk	80 bps
			Long-term volatility	25%

Total liabilities	$(17,397)

(1)	The Company has an investment in a limited partnership for which the fair value is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. Management did not make any adjustments to the valuation from the underlying financial statements. As a result, inputs are not developed by management to determine the fair value measurement for this investment.

The following table provides the estimated fair value of the Company’s assets not carried at fair value on the Balance Sheets at December 31, 2012 and December 31, 2011:

	December 31, 2012
	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans on real estate (a)	$—	$—	$59,548	$59,548
Policy loans (b)	—	752,437	—	752,437

Total assets	$—	$752,437	$59,548	$811,985

	December 31, 2011
	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans on real estate (a)	$—	$—	$61,833	$61,833
Policy loans (b)	—	792,602	—	792,602

Total assets	$—	$792,602	$61,833	$854,435

(a)	The fair value of mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or remaining maturities.
(b)	Policy Loans are stated at unpaid principal balance. Fair value is estimated as equal to the book value of the loan.

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Note 3. Investments

Fixed Maturity and Equity Securities

The amortized cost/cost and estimated fair value of investments in fixed maturity and equity AFS securities at December 31, 2012 and 2011 were:

	December 31, 2012
		Gross Unrealized		Estimated
	Amortized Cost/Cost	Gains	Losses/ OTTI (1)	Fair Value
Fixed maturity AFS securities
Corporate securities	$1,145,614	$139,290	$(894)	$1,284,010
Asset-backed securities	102,492	3,583	(1,412)	104,663
Commercial mortgage-backed securities	97,266	11,784	—	109,050
Residential mortgage-backed securities	92,292	5,178	(234)	97,236
Municipals	1,076	28	—	1,104
Government and government agencies
United States	306,430	50,935	—	357,365
Foreign	8,837	2,187	—	11,024

Total fixed maturity AFS securities	$1,754,007	$212,985	$(2,540)	$1,964,452

Equity securities
Banking securities	$32,820	$2,686	$(1,273)	$34,233
Other financial services securities	150	341	—	491
Industrial securities	6,026	463	(2)	6,487

Total equity securities	$38,996	$3,490	$(1,275)	$41,211

	December 31, 2011
		Gross Unrealized		Estimated
	Amortized Cost/Cost	Gains	Losses/ OTTI (1)	Fair Value
Fixed maturity AFS securities
Corporate securities	$1,068,904	$99,060	$(3,791)	$1,164,173
Asset-backed securities	107,373	5,944	(7,169)	106,148
Commercial mortgage-backed securities	109,318	9,913	(181)	119,050
Residential mortgage-backed securities	83,576	4,108	(3,465)	84,219
Municipals	1,124	86	—	1,210
Government and government agencies
United States	309,063	47,897	—	356,960
Foreign	8,918	1,403	—	10,321

Total fixed maturity AFS securities	$1,688,276	$168,411	$(14,606)	$1,842,081

Equity securities
Banking securities	$30,189	$—	$(5,196)	$24,993
Other financial services securities	165	229	—	394
Industrial securities	5,791	—	(138)	5,653

Total equity securities	$36,145	$229	$(5,334)	$31,040

(1)	Subsequent unrealized gains (losses) on other-than-temporary (“OTTI”) securities are included in OCI-OTTI.

Excluding investments in U.S. government and government agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

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The amortized cost and estimated fair value of fixed maturity AFS securities by investment grade at December 31, 2012 and 2011 were:

	December 31, 2012		December 31, 2011
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Investment grade	$1,680,467	$1,886,198	$1,622,322	$1,783,734
Below investment grade	73,540	78,254	65,954	58,347

Total fixed maturity AFS securities	$1,754,007	$1,964,452	$1,688,276	$1,842,081

At December 31, 2012 and 2011 the estimated fair value of fixed maturity securities rated BBB- were $96,136 and $61,750, respectively, which is the lowest investment grade rating given by S&P. Below investment grade securities are speculative and are subject to significantly greater risks related to the creditworthiness of the issuers and the liquidity of the market for such securities. The Company closely monitors such investments.

The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2012 and 2011 by contractual maturities were:

	December 31, 2012		December 31, 2011
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Fixed maturity AFS securities
Due in one year or less	$81,476	$82,721	$44,125	$44,653
Due after one year through five years	258,569	278,158	243,351	256,758
Due after five years through ten years	852,450	955,898	876,074	949,419
Due after ten years	269,462	336,726	224,459	281,834

	1,461,957	1,653,503	1,388,009	1,532,664
Mortgage-backed securities and other asset-backed securities	292,050	310,949	300,267	309,417

Total fixed maturity AFS securities	$1,754,007	$1,964,452	$1,688,276	$1,842,081

In the preceding table fixed maturity securities not due at a single maturity date have been included in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

During 2012, 2011 and 2010, there was $101, $612, and $1,675, respectively, of investment income on fixed maturity trading securities recorded in net investment income in the Statements of Income. During 2012, 2011, and 2010 there was $1,069, $394, and ($1,462), respectively, of income (loss) recognized from the change in the fair value on fixed maturity trading securities recorded in net investment income in the Statements of Income. The Company recognized losses of $960 and $98 during 2012 and 2011, respectively, on the conversion of fixed maturity trading securities to preferred stock. There were no conversions of fixed maturity trading securities to preferred stock in 2010.

The Company had investment securities with an estimated fair value of $22,121 and $20,291 that were deposited with insurance regulatory authorities at December 31, 2012 and 2011, respectively.

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Unrealized Gains (Losses) on Fixed Maturity and Equity Securities

The Company’s investments in fixed maturity and equity securities classified as AFS are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes.

The estimated fair value and gross unrealized losses and OTTI of fixed maturity and equity AFS securities aggregated by length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2012 and 2011 were as follows:

	December 31, 2012
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$16,567	$16,942	$(375)
Asset-backed securities	12,187	12,222	(35)
Commercial mortgage-backed securities	11	11	—
Residential mortgage-backed securities	9	10	(1)
Equity securities—industrial securities	233	235	(2)

Total fixed maturity and equity securities	29,007	29,420	(413)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Corporate securities	7,780	8,070	(290)
Residential mortgage-backed securities	25	26	(1)

Total fixed maturity and equity securities	7,805	8,096	(291)

Greater than one year
Fixed maturity AFS securities
Corporate securities	10,795	11,024	(229)
Asset-backed securities	18,690	20,067	(1,377)
Residential mortgage-backed securities	10,638	10,870	(232)
Equity securities—banking securities	5,358	6,631	(1,273)

Total fixed maturity and equity securities	45,481	48,592	(3,111)

Total fixed maturity and equity securities	$82,293	$86,108	$(3,815)

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	December 31, 2011
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$47,771	$51,014	$(3,243)
Asset-backed securities	33,112	33,399	(287)
Commercial mortgage-backed securities	8,312	8,493	(181)
Residential mortgage-backed securities	102	105	(3)
Equity securities
Banking securities	13,648	15,058	(1,410)
Industrial securities	5,653	5,791	(138)

Total fixed maturity and equity securities	108,598	113,860	(5,262)

Greater than six months but less than or equal to one year
Equity securities—banking securities	6,973	8,500	(1,527)

Total fixed maturity and equity securities	6,973	8,500	(1,527)

Greater than one year
Fixed maturity AFS securities
Corporate securities	11,545	12,093	(548)
Asset-backed securities	11,284	18,166	(6,882)
Residential mortgage-backed securities	14,576	18,038	(3,462)
Equity securities—banking securities	4,372	6,631	(2,259)

Total fixed maturity and equity securities	41,777	54,928	(13,151)

Total fixed maturity and equity securities	$157,348	$177,288	$(19,940)

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

The total number of securities in an unrealized loss position was 52 and 68 at December 31, 2012 and 2011, respectively.

The estimated fair value, gross unrealized losses, OTTI and number of securities where the fair value had declined below amortized cost by greater than 20% at December 31, 2012, and the estimated fair value, gross unrealized losses, OTTI and number of securities where the fair value had declined below amortized cost by greater than 20% and greater than 40% at December 31, 2011 were as follows:

	December 31, 2012
	Estimated Fair Value	Gross Unrealized Losses/ OTTI (1)	Number of Securities
Decline > 20%
Greater than one year	$3,655	$(1,180)	1

Total	$3,655	$(1,180)	1

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	December 31, 2011
	Estimated Fair Value	Gross Unrealized Losses/ OTTI (1)	Number of Securities
Decline > 20%
Less than or equal to six months	$2,381	$(635)	2
Greater than one year	25,483	(11,929)	7

Total	$27,864	$(12,564)	9

Decline > 40%
Greater than one year	$3,544	$(3,039)	2

Total	$3,544	$(3,039)	2

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

Unrealized gains (losses) incurred during 2012 and 2011 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. If the Company has the intent to sell or it is more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, securities are written down to fair value. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to discounted cash flows. As the remaining unrealized losses in the portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired.

The components of net unrealized gains (losses) and OTTI included in accumulated other comprehensive income (loss), net of taxes, at December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011
Assets
Fixed maturity securities	$210,445	$153,805
Equity securities	2,215	(5,105)
Value of business acquired	(49,810)	(32,064)

	162,850	116,636

Liabilities
Policyholder account balances	(12,912)	—
Federal income taxes—deferred	(53,228)	(41,407)

	(66,140)	(41,407)

Stockholder’s equity
Accumulated other comprehensive income, net of taxes	$96,710	$75,229

The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist entirely of mortgages on commercial real estate. Prepayment premiums are collected when borrowers elect to prepay their debt prior to the stated maturity. There were no prepayment premiums for the years ended December 31, 2012 and 2010. There was $75 of prepayment premiums collected for the year ended December 31, 2011. Prepayment premiums are included in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income.

The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. The estimated fair value of the mortgages on commercial real estate at December 31, 2012 and 2011 was $59,548 and $61,833, respectively.

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Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. A valuation allowance is established when a loan is impaired for the excess carrying value of the loan over its estimated collateral value. In addition to the valuation allowance for specific loans, a general reserve is estimated based on a percent of the outstanding loan balance. The general reserve at December 31, 2012 and 2011 was $25 and $28, respectively. The change in the reserve is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income. There were no impaired mortgage loans at December 31, 2012 or 2011. The change in the credit loss allowances on mortgage loans by type of property for the years ended December 31 was as follows:

	December 31,
Commercial	2012	2011
Balance at beginning of period	$28	$666
Charge offs	—	(633)
Provision	(3)	(5)

Balance at end of period	$25	$28

The commercial mortgages are geographically diversified throughout the United States with the largest concentrations in Pennsylvania, New Hampshire, Virginia, Ohio, and California which account for approximately 76% of mortgage loans at December 31, 2012.

The credit quality of mortgage loans by type of property for the years ended December 31 was as follows:

	December 31,
Commercial	2012	2011
AAA—AA	$20,821	$21,949
A	31,823	22,471
BBB	—	11,275

Total mortgage loans on real estate	52,644	55,695
Less: general reserve	(25)	(28)

Total mortgage loans on real estate, net	$52,619	$55,667

The credit quality for the commercial mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the risk rating process is updated at least annually. While mortgage loans with a lower rating carry a higher risk of loss, adequate reserves for loan losses have been established to cover those risks.

Policy Loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. The estimated fair value of the policy loans at December 31, 2012 and 2011 was $752,437 and $792,602, respectively. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

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Securities Lending

The Company loans securities under securities lending agreements. The amortized cost of securities out on loan at December 31, 2012 and 2011 was $187,240 and $205,909, respectively. The estimated fair value of securities out on loan at December 31, 2012 and 2011 was $206,241 and $239,207, respectively.

Reverse Repurchase Agreements

The Company enters into dollar roll repurchase agreement transactions whereby the Company takes delivery of mortgage-backed securities (“MBS”) pools and sells them to a counterparty along with an agreement to repurchase substantially the same pools at some point in the future, typically one month forward. These transactions are accounted for as collateralized borrowings, and the repurchase agreement liability is included in the Balance Sheet in payables for collateral under securities loaned and reverse repurchase agreements. At December 31, 2012, the payable for reverse repurchase agreements was $26,355. At December 31, 2012, the estimated fair value and amortized cost of the securities that were pledged to the counterparty to support the initial dollar roll was $26,222 and $25,986, respectively. There were no reverse repurchase agreements at December 31, 2011.

Derivatives

The Company uses several types of derivatives to manage the capital market risk associated with the GMWB.

S&P 500 Composite Stock Price Index futures contracts are used to hedge the equity risk associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. Net settlements on the futures occur daily. At December 31, 2012, the Company had 412 outstanding short futures contracts with a notional value of $145,702. At December 31, 2011, the Company had 630 outstanding short futures contracts with a notional value of $197,285.

The Company uses variance swaps to hedge equity risk. At December 31, 2012, the Company had variance swaps with a notional value of $11 and a net fair value of ($1,910). The Company recognized $569 of realized losses from the change in fair value of the variance swaps in net investment income in the Statements of Income during the year ended December 31, 2012. At December 31, 2011, the Company had variance swaps with a notional value of $5 and a net fair value of ($1,341). The Company recognized $988 of realized losses from the change in fair value of the variance swaps in net investment income in the Statements of Income during the year ended December 31, 2011.

The Company also uses equity collars to hedge equity risk. These derivatives were purchased in the fourth quarter of 2012 as part of a hedging program which, with a zero cost at issue, hedges a portion of equity market decline by selling a portion of market upside above the Company’s long-term expected return. At December 31, 2012, the Company had equity collars with a notional value of $1,525 million and a net fair value of ($9,800).

The Company will not seek hedge accounting on these hedges because, in most cases, the derivatives’ change in value will create a natural offset in the Statements of Income with the change in reserves.

The Company can also receive or pledge collateral related to derivative transactions. The credit support agreement contains a fair value threshold of $1,000 over which collateral needs to be pledged by the Company or its counterparty. At December 31, 2012, the Company has pledged securities in the amount of $4,949 to counterparties. At December 31, 2011, there was no cash collateral pledged or received on derivative transactions in accordance with the credit support agreement.

In addition, in order to trade futures, the Company is required to post collateral to an exchange (sometimes referred to as margin). The fair value of collateral posted in relation to the futures margin was $9,921 and $16,892 as of December 31, 2012 and 2011, respectively.

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Net Investment Income

Net investment income by source for the years ended December 31 was as follows:

	2012	2011	2010
Fixed maturity AFS securities	$81,650	$80,146	$77,950
Fixed maturity trading securities	209	908	213
Equity securities	2,070	1,606	1,050
Limited partnerships	(116)	1,357	2,514
Mortgage loans on real estate	3,527	3,712	4,360
Policy loans	40,833	42,384	44,324
Cash and cash equivalents	934	856	858
Derivatives	(18,178)	(752)	(353)
Other	421	377	346

Gross investment income	111,350	130,594	131,262
Less: investment expenses	(4,244)	(3,075)	(3,615)

Net investment income	$107,106	$127,519	$127,647

Realized Investment Gains (Losses)

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds and gross realized investment gains (losses) from the sale of AFS securities for the years ended December 31 were as follows:

	2012	2011	2010
Proceeds	$267,437	$178,888	$479,248
Gross realized investment gains	8,021	9,000	11,209
Gross realized investment losses	(253)	(231)	(2,723)
Proceeds on AFS securities sold at a realized loss	6,647	5,447	114,547

Net realized investment losses for the years ended December 31 were as follows:

	2012	2011	2010
Fixed maturity AFS securities	$7,378	$7,564	$6,660
Equity securities	30	29	10
Limited partnerships	—	(58)	(2,268)
Mortgage loans on real estate	2	243	(1,262)
Derivatives	(30,225)	(18,571)	(26,864)
Adjustment related to VOBA	(561)	(1,106)	(722)

Net realized investment losses	$(23,376)	$(11,899)	$(24,446)

In 2012 and 2011 there were no impaired limited partnerships. During 2010, the Company recorded a limited partnership impairment of $3,828 due to the decline in fair value of the fund being deemed to be other-than-temporary with the recovery in value from the remaining underlying investments in the fund not anticipated.

There were no impaired mortgage loans in 2012 and 2011. During 2010, the Company established a valuation allowance of $634 for an impaired mortgage loan. A valuation allowance is established when the excess carrying value of the mortgage loan exceeds the estimated collateral value. In addition, mortgage loan losses include a loss of $654 at December 31, 2010, for a mortgage loan which was impaired and sold during the fourth quarter 2010.

OTTI

If management determines that a decline in the value of an AFS equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. For debt securities, the manner in which an OTTI is recorded depends on whether management intends to sell a security or it is more likely than not that it will be required to sell a security in an unrealized loss position before its anticipated recovery. If management intends to sell or more likely than not will be

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required to sell the debt security before recovery, the OTTI is recognized in earnings for the difference between amortized cost and fair value. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss is recognized in earnings at an amount equal to the difference between the amortized cost of the debt security and the present value of the security’s anticipated cash flows, and a non credit loss is recognized in OCI for any difference between the fair value and the net present value of the debt security at the impairment measurement date.

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the years ended December 31:

	December 31,
	2012	2011
Balance at beginning of period	$2,229	$2,014
Credit loss impairment recognized in the current period on securities not previously impaired	—	27
Additional credit loss impairments recognized in the current period on securities previously impaired through other comprehensive income	294	1,004
Accretion of credit loss impairments previously recognized	(1,103)	(816)

Balance at end of period	$1,420	$2,229

The components of OTTI reflected in the Statements of Income for the years ended December 31 were as follows:

	2012	2011	2010
Gross OTTI losses on securities	$360	$4,747	$6,150
Net OTTI loss recognized in OCI	—	3,572	4,335

Net OTTI losses	360	1,175	1,815
VOBA	(35)	—	(258)

Net OTTI losses recognized in income	$325	$1,175	$1,557

During 2012, the Company impaired is holding on a corporate non-convertible bond for $66 as part of a pre-packaged bankruptcy. The Company impaired its holding in a 2007 vintage subprime RMBS for $42, a previously OCI impaired holding of a 2005 vintage RMBS for $44, a 2007 vintage subprime RMBS for $148 and a previously OCI impaired 2007 vintage subprime RMBS for $59 due to an adverse change in cash flows.

During 2011, the Company impaired its holdings of 2007 vintage subprime RMBS for $712 due to an adverse change in cash flows, a 2006 vintage subprime RMBS for $63, a corporate bond for $258 due to adverse changes in cash flows and a corporate non-convertible security for $142 due to a pre-packaged bankruptcy.

For the year ended December 31, 2010, the gross impairment losses recognized in the Statements of Income were primarily driven by the impairment of a 2005 vintage RMBS for $722 and a 2007 vintage subprime RMBS for $272 due to adverse changes in cash flows. A corporate bond was also impaired for $397 due to the intent to sell or being more likely than not required to sell. In addition, the Company impaired its holding of a 2007 vintage subprime RMBS for $423.

Note 4. VOBA, DAC, and DSI

VOBA

VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Accounts performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience. The long-term and short-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2012, 2011 and 2010.

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The change in the carrying amount of VOBA for the years ended December 31 was as follows:

	2012	2011
Balance at beginning of period	$309,559	$335,051
Amortization expense	(24,195)	(573)
Unlocking	4,295	(11,579)
Adjustment related to realized gains on investments and OTTI	(561)	(1,106)
Adjustment related to unrealized gains and OTTI on investments	(17,747)	(12,235)

Balance at end of period	$271,351	$309,559

2012 was impacted by higher gross profits, principally driven by favorable equity market performance resulting in amortization and favorable unlocking as compared to 2011.

The estimated future amortization of VOBA from 2013 to 2017 is as follows:

2013	$26,818
2014	26,761
2015	25,895
2016	25,519
2017	24,956

DAC and DSI

The change in the carrying amount of DAC and DSI for the years ended December 31 was as follows:

	DAC	DSI
Balance, January 1, 2011	$31,437	$7,270
Capitalization	498	48
Accretion	16,098	3,645
Unlocking	(2,994)	(608)

Balance, December 31, 2011	45,039	10,355
Capitalization	423	23
Amortization	(2,638)	(920)
Unlocking	1,854	546

Balance, December 31, 2012	$44,678	$10,004

The decrease in DAC and DSI in 2012 as compared to 2011 was principally driven by favorable equity market performance resulting in amortization and favorable unlocking as compared to 2011.

Note 5. Variable Contracts Containing Guaranteed Benefits

Variable Annuity Contracts Containing Guaranteed Benefits

Prior to 2009, the Company issued variable annuity contracts in which the Company may have contractually guaranteed to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company included a guaranteed minimum income benefit (“GMIB”) and a GMWB. Information regarding the general characteristics of each guaranteed benefit type is provided below:

•

In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

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•

In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years from contract issue that must elapse before the GMIB provision can be exercised.

•

Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	GMDB	GMIB	GMWB
2012
Net amount at risk (a)	$1,109,211	$9,899	$158,732
Average attained age of contract owners	68	65	73
Weighted average period remaining until expected annuitization	n/a	2.6 yrs	n/a

2011
Net amount at risk (a)	$1,448,303	$15,078	$204,271
Average attained age of contract owners	71	64	72
Weighted average period remaining until expected annuitization	n/a	3.5 yrs	n/a

(a)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the difference between the maximum amount payable under the guarantee and the contract owners’ account balance at the Balance Sheet date.

The Company records liabilities for contracts containing GMDB and GMIB as a component of future policy benefits in the Balance Sheets and changes in the liabilities are included as a component of policy benefits in the Statements of Income. The GMDB and GMIB liabilities are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and policyholder behavior assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.

The changes in the variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance, January 1, 2011	$114,528	$31,991
Guaranteed benefits incurred	35,489	13,657
Guaranteed benefits paid	(42,571)	—
Unlocking	36,934	33,026

Balance, December 31, 2011	144,380	78,674
Guaranteed benefits incurred	33,900	15,396
Guaranteed benefits paid	(29,382)	—
Unlocking	(3,985)	(32,248)

Balance, December 31, 2012	$144,913	$61,822

The change in reserve was primarily driven by more favorable than expected separate account returns and policy holder behavior assumption unlocking decreased GMIB reserves compared to 2011.

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At December 31, contract owners’ account balances by mutual fund class by guaranteed benefit provisions were comprised as follows:

	Equity	Bond	Balanced	Money Market	Total
2012
GMDB only	$1,407,025	$654,889	$507,416	$126,097	$2,695,427
GMDB and GMIB	968,539	318,493	383,368	31,286	1,701,686
GMDB and GMWB	359,497	98,019	197,787	1,867	657,170
GMWB only	141,326	38,556	76,676	1,628	258,186
GMIB only	84,446	21,553	50,567	2,584	159,150
No guaranteed benefit	14,437	4,588	14,422	310	33,757

Total	$2,975,270	$1,136,098	$1,230,236	$163,772	$5,505,376

2011
GMDB only	$1,442,519	$635,018	$514,187	$153,684	$2,745,408
GMDB and GMIB	994,502	267,283	390,801	37,043	1,689,629
GMDB and GMWB	372,978	68,399	196,968	2,147	640,492
GMWB only	146,893	26,437	74,768	1,643	249,741
GMIB only	81,900	15,646	49,084	2,905	149,535
No guaranteed benefit	15,421	3,498	12,893	691	32,503

Total	$3,054,213	$1,016,281	$1,238,701	$198,113	$5,507,308

Variable Life Contracts Containing Guaranteed Benefits

The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	2012	2011
Balanced	$645,487	$654,817
Equity	485,744	468,542
Bond	194,422	202,761
Money Market	137,826	174,040

Total	$1,463,479	$1,500,160

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Note 6. Federal Income Taxes

The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31:

	2012	2011	2010
Provisions for income taxes computed at Federal statutory rate (35%)	$36,210	$1,292	$39,606
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(8,120)	(10,220)	(9,275)
Tax credits	(919)	(567)	(1,588)
Valuation allowance on deferred tax assets	(90,402)	(2,549)	(52,555)
Provision to return adjustment	910	(1,149)	(2,702)
Unrecognized tax benefits	126	(1,777)	676
Tax goodwill amortization	(225)	—	(198)
Other	(476)	9	1,334

Federal income tax provision	$(62,896)	$(14,961)	$(24,702)

Effective tax rate	N/M	N/M	N/M

The effective tax rate was not meaningful for December 31, 2012, 2011, and 2010. Differences between the effective rate and the U.S. statutory rate of 35% principally were the result of Separate Accounts dividends-received deduction (“DRD”) and the valuation allowance on net operating loss carryforward.

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes.

Deferred tax assets and liabilities at December 31 were as follows:

	December 31,
	2012	2011
Deferred tax assets
DAC	$52,101	$65,820
Net operating and capital loss carryforward	151,777	183,935
Intangible assets	49,239	54,303
Tax credits	12,181	8,445
Other	18,329	3,103
Liability for guaranty fund assessments	155	153

Total deferred tax assets	283,782	315,759
Valuation allowance	—	(90,402)

Net deferred tax assets	283,782	225,357

Deferred tax liabilities
VOBA	94,661	108,277
Policyholder account balance	44,126	62,618
Investment adjustments	101,018	62,341

Total deferred tax liabilities	239,805	233,236

Total net deferred tax asset (liability)	$43,977	$(7,879)

At December 31, 2012, the Company did not have a tax valuation allowance for deferred tax assets. The valuation allowance for deferred tax assets at December 31, 2011 was $90,402. At March 31, 2012, management determined that deferred tax assets on the net operating loss carryforward and other assets are more likely than not to be realized. At December 31, 2011 the valuation allowance was related to deferred tax assets on a net operating loss carryforward and other assets that, in the judgment of

36

management, were not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment.

The Company has analyzed all material tax positions under the guidance of ASC 740, Income Taxes, related to the accounting for uncertainty in income tax, and determined there were tax benefits of $2,648 (gross $7,566) and $2,522 (gross $7,205) that should not be recognized at December 31, 2012 and December 31, 2011, respectively, which primarily relate to uncertainty regarding the sustainability of certain deductions taken on the 2011, 2010, 2009 and 2008 U.S. Federal income tax returns. To the extent these unrecognized tax benefits are ultimately recognized, they will not impact the effective tax rate in a future period. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The components of the change in the unrecognized tax benefits were as follows:

	December 31,
	2012	2011
Balance at beginning of period	$2,522	$4,299
Additions for tax positions of prior years	126	—
Reductions for tax positions of prior years	—	(1,777)

Balance at end of period	$2,648	$2, 522

At December 31, 2012 and 2011, the Company had an operating loss carryforward for federal income tax purposes of $426,083 (net of the ASC 740 reduction of $7,566) and $518,325 (net of the ASC 740 reduction of $7,205), respectively, with a carryforward period of fifteen years that expire at various dates up to 2026. At December 31, 2012 and 2011, the Company did not have a capital loss carryforward for federal income tax purposes. At December 31, 2012 and 2011, the Company had a foreign tax credit carryforward of $7,907 and $5,956, respectively, with a carryforward period of ten years that will expire at various dates up to 2022. Also, the Company has an Alternative Minimum Tax tax credit carryforward for federal income tax purposes of $4,274 and $2,488, at December 31, 2012 and 2011, respectively, with an indefinite carryforward period.

The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company did not recognize any penalties in its financial statements at December 31, 2012. The Company has recognized $5 in penalties in its financial statements at December 31, 2011. The Company recognized interest (income) expense of ($30) and $30 at December 31, 2012 and 2011, respectively.

The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. A tax return has been filed for 2011, 2010, 2009 and 2008, but no examination by the Internal Revenue Service has commenced.

Note 7. Stockholder’s Equity and Statutory Accounting Principles

The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Arkansas. The State of Arkansas has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles as the basis of its statutory accounting principles.

The Company’s statutory net income (loss) for the years ended December 31, 2012, 2011, and 2010 was $178,189, ($340,218), and $181,242, respectively.

Statutory capital and surplus at December 31, 2012 and 2011 was $636,158 and $438,047, respectively. At December 31, 2012 and 2011, approximately $215,556 and $43,805, respectively, of stockholder’s equity was available for dividend distribution that would not require approval by the Arkansas Insurance Department, subject to the availability of unassigned surplus. During 2012 and 2011, the Company did not pay any dividends to AUSA or receive any capital contributions from AUSA.

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The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. At December 31, 2012 and 2011, based on the RBC formula, the Company’s total adjusted capital level was above the minimum amount of capital required to avoid regulatory action.

A financial exam of the Company has been performed by the state, for the period January 1, 2005 through December 31, 2009, and was completed on February 7, 2011. The Examination Report, as of December 31, 2009, was adopted by the Insurance Department of the State of Arkansas on May 13, 2011. There were no changes to the Company’s financial statements as a result of the exam.

Note 8. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily quota share coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies.

Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2012 and 2011, net reinsurance receivables were $2,186 and $2,439 respectively. The Company had no assumed reinsurance reserve at December 31, 2012. The Company had a reinsurance reserve on a portion of the recapture of the life reinsurance of $383 at December 31, 2011.

Effective October 1, 2011, the Company recaptured an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsured, on a modified coinsurance basis, 50% of the unaffiliated insurer’s variable annuity contracts sold from January 1, 1997 to June 30, 2001.

At December 31, 2012, the Company had the following life insurance inforce:

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$5,806,720	$1,100,998	$739	$4,706,461	0.02%

In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. At December 31, 2012, 39% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured. At December 31, 2011, 41% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.

Note 9. Related Party Transactions

At December 31, 2012, the Company had the following related party agreements in effect:

The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During 2012, 2011 and 2010, the Company incurred $11,514, $8,417, and $10,040, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

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The Company is party to intercompany short-term note receivable arrangements with its parent and affiliates at various times during the year. On March 30, 2011, the Company entered into an intercompany short-term note receivable of $50,000 with an interest rate of 0.25% that was paid off in December 2011. On April 29, 2010, the Company entered into an intercompany short-term note receivable of $40,000 with an interest rate of 0.21% that was paid off in December 2010. During 2012, 2011 and 2010, the Company accrued and/or received $0, $94, and $134 of interest, respectively. Interest related to these arrangements is included in net investment income.

AEGON USA Realty Advisors, LLC acts as the manager and administrator for the Company’s mortgage loans on real estate under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2012, 2011 and 2010, the Company incurred $86, $130, and $151, respectively, under this agreement. There were no mortgage loan origination fees during 2012, 2011 and 2010, respectively. Mortgage loan origination fees are amortized into net investment income over the life of the mortgage loans.

AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2012, 2011 and 2010, the Company incurred $1,625, $2,212, and $2,136, respectively, in expenses under this agreement. Charges attributable to this agreement are included in net investment income.

Transamerica Capital, Inc. provides underwriting and distribution services for the Company under an underwriting agreement. During 2012, 2011 and 2010, the Company incurred $32,546, $37,642, $33,844, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

Transamerica Asset Management, Inc. acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under multiple service agreements. During 2012, 2011 and 2010, the Company incurred $405, $423 and $69 respectively, in expenses under this agreement. Charges attributed to these agreements are included in insurance expenses and taxes, net of amounts capitalized.

The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for said related party funds. The Company has entered into a distribution and shareholder services agreement for certain of the said funds. During 2012, 2011 and 2010, the Company received $1,737, $1,852, and $191, respectively, in revenue under these agreements. Revenue attributable to this agreement is included in policy charge revenue.

The Company has a reinsurance agreement with Transamerica Life Insurance Company. During 2012, 2011 and 2010, the Company incurred $35, $22, and $50, respectively, in reinsurance premium ceded expense under this agreement and there were no reinsurance recoveries on death claims incurred.

The Company is party to the purchasing and selling of investments between various affiliated companies. The investments are purchased and sold at fair value and are included in fixed maturity AFS securities and mortgage loans on real estate in the Balance Sheets. During 2012, the Company sold $9,714 fixed maturity AFS securities to affiliated companies. During 2011, the Company sold $2,800 of mortgage loans on real estate to affiliated companies. During 2010, the Company sold $48,177 and $3,909 of fixed maturity AFS securities and mortgage loans on real estate, respectively, to affiliated companies.

While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.

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Note 10. Commitments and Contingencies

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2012 and 2011, the Company’s estimated liability for future guaranty fund assessments was $631 and $624, respectively. In addition, the Company has a receivable for future premium tax deductions of $3,991 and $3,778 at December 31, 2012 and 2011, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.

Note 11. Segment Information

In reporting to management, the Company’s operating results are categorized into two business segments: Annuity and Life Insurance. The Company’s Annuity segment consists of variable annuities and interest-sensitive annuities. The Company’s Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The accounting policies of the business segments are the same as those for the Company’s financial statements included herein. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management. The following tables summarize each business segment’s contribution to select Statements of Income information for the years ended December 31:

	Annuity	Life Insurance	Total
2012
Net revenues (a)	$127,544	$73,835	$201,379
Amortization of VOBA	16,253	3,647	19,900
Policy benefits (net of reinsurance recoveries)	(18,195)	35,813	17,618
Income tax expense (benefit)	(64,000)	1,104	(62,896)
Net income	143,793	22,083	165,876

2011
Net revenues (a)	$167,850	$76,457	$244,307
Amortization (accretion) of VOBA	(5,066)	17,218	12,152
Policy benefits (net of reinsurance recoveries)	148,579	32,713	181,292
Income tax expense (benefit)	(16,068)	1,107	(14,961)
Net income	5,252	13,407	18,659

2010
Net revenues (a)	$152,570	$76,183	$228,753
Amortization of VOBA	17,379	2,974	20,353
Policy benefits (net of reinsurance recoveries)	(628)	31,258	30,630
Income tax expense (benefit)	(24,973)	271	(24,702)
Net Income	111,584	26,278	137,862

(a)	Net revenues include total revenues net of interest credited to policyholder liabilities.

40

The following tables represent select Balance Sheet information at December 31:

	Total Assets	Total Policyholder Liabilities
2012
Annuity	$7,583,313	$578,345
Life Insurance	2,951,775	1,264,439

Total	$10,535,088	$1,842,784

2011
Annuity	$7,414,438	$649,926
Life Insurance	3,101,777	1,324,848

Total	$10,516,215	$1,974,774

41

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Years Ended December 31, 2012 and 2011

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Financial Statements

Years Ended December 31, 2012 and 2011

The Board of Directors and Contract Owners

Of Merrill Lynch Life Variable Annuity Separate Account A

Transamerica Advisors Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2012, the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A, at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

April 22, 2013

/s/ Ernst & Young

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Invesco Van Kampen V.I. Value Opportunities Subaccount	Invesco V.I. Core Equity Subaccount	Invesco V.I. International Growth Subaccount	Invesco V.I. Mid Cap Core Equity Subaccount
Assets
Investment in securities:
Number of shares	36,249.990	1,710,178.792	373,330.956	317,474.361

Cost	$208,522	$42,778,608	$10,496,943	$3,745,289

Investments in mutual funds, Level 1 prices quoted at net asset value	$257,375	$51,544,789	$11,211,129	$4,035,099
Receivable for units sold	1	—	5	8

Total assets	257,376	51,544,789	11,211,134	4,035,107

Liabilities
Payable for units redeemed	—	5	—	—

Total net assets	$257,376	$51,544,784	$11,211,134	$4,035,107

Net Assets:
Deferred annuity contracts terminable by owners	$257,376	$51,544,784	$11,211,134	$4,035,107

Total net assets	$257,376	$51,544,784	$11,211,134	$4,035,107

Accumulation units outstanding:
M&E—1.25% Investor Series	5,833	—	—	21,967

M&E—1.35% Investor Series	—	—	—	17,257

M&E—1.35% Retirement Plus	—	3,945,169	—	—

M&E—1.45% Investor Series	13,118	—	—	76,474

M&E—1.55% Retirement Optimizer	—	6,881	38,711	—

M&E—1.55% Investor Series	1,587	—	—	25,689

M&E—1.59% Retirement Power	—	221,729	949,237	—

M&E—1.60% Investor Series	533	—	—	7,836

M&E—1.65% Investor Series	3,493	—	—	140,839

M&E—1.70% Investor Series	—	—	—	185

M&E—1.75% Investor Series	—	—	—	2,432

Accumulation unit value:
M&E—1.25% Investor Series	$10.643068	$—	$—	$14.119473

M&E—1.35% Investor Series	$10.555936	$—	$—	$14.003846

M&E—1.35% Retirement Plus	$—	$12.360589	$—	$—

M&E—1.45% Investor Series	$10.469525	$—	$—	$13.889206

M&E—1.55% Retirement Optimizer	$—	$12.193339	$19.745622	$—

M&E—1.55% Investor Series	$10.383817	$—	$—	$13.775527

M&E—1.59% Retirement Power	$—	$12.160185	$11.005418	$—

M&E—1.60% Investor Series	$10.341254	$—	$—	$13.719060

M&E—1.65% Investor Series	$10.298854	$—	$—	$13.662832

M&E—1.70% Investor Series	$10.256667	$—	$—	$13.606827

M&E—1.75% Investor Series	$10.214621	$—	$—	$13.551069

See accompanying notes.

2

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Invesco Van Kampen V.I. American Franchise Subaccount	Invesco Van Kampen V.I. Comstock Subaccount	AllianceBernstein International Value Subaccount	AllianceBernstein Global Thematic Growth Subaccount
Assets
Investment in securities:
Number of shares	553,461.315	8,973,061.674	141,849.629	290,179.750

Cost	$20,058,749	$105,820,208	$1,864,623	$5,184,603

Investments in mutual funds, Level 1 prices quoted at net asset value	$20,079,577	$119,072,528	$1,838,371	$4,898,234
Receivable for units sold	4	—	—	2

Total assets	20,079,581	119,072,528	1,838,371	4,898,236

Liabilities
Payable for units redeemed	—	6	—	—

Total net assets	$20,079,581	$119,072,522	$1,838,371	$4,898,236

Net Assets:
Deferred annuity contracts terminable by owners	$20,079,581	$119,072,522	$1,838,371	$4,898,236

Total net assets	$20,079,581	$119,072,522	$1,838,371	$4,898,236

Accumulation units outstanding:
M&E—1.25% Investor Series	—	778,609	28,787	—

M&E—1.35% Investor Series	—	270,890	17,434	—

M&E—1.35% Retirement Plus	1,787,855	3,839,403	—	698,250

M&E—1.45% Investor Series	—	1,328,107	102,263	—

M&E—1.55% Retirement Optimizer	5,542	43,200	—	—

M&E—1.55% Investor Series	—	454,658	48,059	—

M&E—1.59% Retirement Power	483,600	490,811	—	—

M&E—1.60% Investor Series	—	194,407	37,762	—

M&E—1.65% Investor Series	—	1,446,087	68,293	—

M&E—1.70% Investor Series	—	53,856	1,084	—

M&E—1.75% Investor Series	—	110,782	7,453	—

Accumulation unit value:
M&E—1.25% Investor Series	$—	$13.193430	$5.998972	$—

M&E—1.35% Investor Series	$—	$13.085307	$5.964181	$—

M&E—1.35% Retirement Plus	$9.661043	$13.552830	$—	$7.015016

M&E—1.45% Investor Series	$—	$12.978130	$5.929603	$—

M&E—1.55% Retirement Optimizer	$11.636027	$13.320792	$—	$—

M&E—1.55% Investor Series	$—	$12.871849	$5.895228	$—

M&E—1.59% Retirement Power	$5.671118	$13.274880	$—	$—

M&E—1.60% Investor Series	$—	$12.819034	$5.878119	$—

M&E—1.65% Investor Series	$—	$12.766462	$5.861064	$—

M&E—1.70% Investor Series	$—	$12.714116	$5.844087	$—

M&E—1.75% Investor Series	$—	$12.661987	$5.827126	$—

See accompanying notes.

3

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	AllianceBernstein Growth and Income Subaccount	AllianceBernstein Large Cap Growth Subaccount	AllianceBernstein Small/Mid Cap Value Subaccount	AllianceBernstein Value Subaccount
Assets
Investment in securities:
Number of shares	411,882.195	2,385,682.251	223,423.767	115,964.333

Cost	$6,356,795	$61,753,271	$3,440,603	$1,075,569

Investments in mutual funds, Level 1 prices quoted at net asset value	$8,600,100	$74,361,716	$3,947,898	$1,232,701
Receivable for units sold	—	1	—	—

Total assets	8,600,100	74,361,717	3,947,898	1,232,701

Liabilities
Payable for units redeemed	—	—	6	—

Total net assets	$8,600,100	$74,361,717	$3,947,892	$1,232,701

Net Assets:
Deferred annuity contracts terminable by owners	$8,600,100	$74,361,717	$3,947,892	$1,232,701

Total net assets	$8,600,100	$74,361,717	$3,947,892	$1,232,701

Accumulation units outstanding:
M&E—1.25% Investor Series	—	—	39,719	25,344

M&E—1.35% Investor Series	—	—	7,523	2,358

M&E—1.35% Retirement Plus	—	3,778,815	—	—

M&E—1.45% Investor Series	—	—	77,329	45,166

M&E—1.55% Retirement Optimizer	38,186	15,639	—	—

M&E—1.55% Investor Series	—	—	11,652	2,678

M&E—1.59% Retirement Power	598,574	761,501	—	—

M&E—1.60% Investor Series	—	—	22,534	6,624

M&E—1.65% Investor Series	—	—	89,765	31,556

M&E—1.70% Investor Series	—	—	1,379	1,494

M&E—1.75% Investor Series	—	—	3,484	—

Accumulation unit value:
M&E—1.25% Investor Series	$—	$—	$15.915755	$10.895646

M&E—1.35% Investor Series	$—	$—	$15.785487	$10.806398

M&E—1.35% Retirement Plus	$—	$18.297037	$—	$—

M&E—1.45% Investor Series	$—	$—	$15.656310	$10.717900

M&E—1.55% Retirement Optimizer	$13.505453	$11.493539	$—	$—

M&E—1.55% Investor Series	$—	$—	$15.528215	$10.630149

M&E—1.59% Retirement Power	$13.506085	$6.619617	$—	$—

M&E—1.60% Investor Series	$—	$—	$15.464601	$10.586565

M&E—1.65% Investor Series	$—	$—	$15.401233	$10.543137

M&E—1.70% Investor Series	$—	$—	$15.338124	$10.499918

M&E—1.75% Investor Series	$—	$—	$15.275315	$10.456863

See accompanying notes.

4

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	American Century VP International Subaccount	American Century VP Ultra® Subaccount	American Funds Asset Allocation Subaccount	American Funds Bond Subaccount
Assets
Investment in securities:
Number of shares	4,042,750.622	522,354.830	744,491.091	972,315.947

Cost	$30,568,464	$4,174,885	$12,083,296	$10,410,788

Investments in mutual funds, Level 1 prices quoted at net asset value	$36,101,763	$5,641,432	$13,631,632	$10,860,769
Receivable for units sold	3	—	3	—

Total assets	36,101,766	5,641,432	13,631,635	10,860,769

Liabilities
Payable for units redeemed	—	2	—	—

Total net assets	$36,101,766	$5,641,430	$13,631,635	$10,860,769

Net Assets:
Deferred annuity contracts terminable by owners	$36,101,766	$5,641,430	$13,631,635	$10,860,769

Total net assets	$36,101,766	$5,641,430	$13,631,635	$10,860,769

Accumulation units outstanding:
M&E—1.25% Investor Series	—	2,111	179,816	202,237

M&E—1.35% Investor Series	—	—	29,313	31,076

M&E—1.35% Retirement Plus	3,045,049	410,385	—	—

M&E—1.45% Investor Series	—	2,830	374,647	278,852

M&E—1.55% Retirement Optimizer	—	3,444	—	—

M&E—1.55% Investor Series	—	—	15,320	36,888

M&E—1.59% Retirement Power	—	48,105	—	—

M&E—1.60% Investor Series	—	—	38,071	49,443

M&E—1.65% Investor Series	—	2,368	314,194	285,691

M&E—1.70% Investor Series	—	—	6,778	2,851

M&E—1.75% Investor Series	—	—	1,978	5,124

Accumulation unit value:
M&E—1.25% Investor Series	$—	$12.490543	$14.473586	$12.405042

M&E—1.35% Investor Series	$—	$12.388213	$14.355056	$12.303480

M&E—1.35% Retirement Plus	$11.855890	$12.045561	$—	$—

M&E—1.45% Investor Series	$—	$12.286754	$14.237576	$12.202780

M&E—1.55% Retirement Optimizer	$—	$11.839310	$—	$—

M&E—1.55% Investor Series	$—	$12.186149	$14.121054	$12.102932

M&E—1.59% Retirement Power	$—	$11.798515	$—	$—

M&E—1.60% Investor Series	$—	$12.136183	$14.063201	$12.053324

M&E—1.65% Investor Series	$—	$12.086406	$14.005535	$12.003910

M&E—1.70% Investor Series	$—	$12.036832	$13.948140	$11.954736

M&E—1.75% Investor Series	$—	$11.987521	$13.890981	$11.905745

See accompanying notes.

5

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	American Funds Growth Subaccount	American Funds Growth-Income Subaccount	American Funds International Subaccount	BlackRock Balanced Capital V.I. Subaccount
Assets
Investment in securities:
Number of shares	577,629.948	566,679.765	4,832,358.274	1,621,876.320

Cost	$22,386,037	$19,922,119	$79,632,220	$18,570,451

Investments in mutual funds, Level 1 prices quoted at net asset value	$34,917,730	$21,669,834	$85,146,153	$21,538,518
Receivable for units sold	—	—	—	2

Total assets	34,917,730	21,669,834	85,146,153	21,538,520

Liabilities
Payable for units redeemed	7	2	4	—

Total net assets	$34,917,723	$21,669,832	$85,146,149	$21,538,520

Net Assets:
Deferred annuity contracts terminable by owners	$34,917,723	$21,669,832	$85,146,149	$21,538,520

Total net assets	$34,917,723	$21,669,832	$85,146,149	$21,538,520

Accumulation units outstanding:
M&E—1.25% Investor Series	530,214	326,141	1,002,926	—

M&E—1.35% Investor Series	84,498	41,950	230,675	—

M&E—1.35% Retirement Plus	—	—	—	932,894

M&E—1.45% Investor Series	701,362	482,805	1,702,805	—

M&E—1.55% Retirement Optimizer	—	—	—	—

M&E—1.55% Investor Series	126,559	49,080	401,104	—

M&E—1.59% Retirement Power	—	—	—	—

M&E—1.60% Investor Series	118,755	65,205	251,605	—

M&E—1.65% Investor Series	774,447	724,458	1,797,607	—

M&E—1.70% Investor Series	23,643	3,363	44,501	—

M&E—1.75% Investor Series	40,072	16,726	105,752	—

Accumulation unit value:
M&E—1.25% Investor Series	$14.836787	$12.943123	$15.691092	$—

M&E—1.35% Investor Series	$14.715308	$12.837077	$15.562604	$—

M&E—1.35% Retirement Plus	$—	$—	$—	$23.087842

M&E—1.45% Investor Series	$14.594856	$12.731993	$15.435201	$—

M&E—1.55% Retirement Optimizer	$—	$—	$—	$—

M&E—1.55% Investor Series	$14.475437	$12.627793	$15.308876	$—

M&E—1.59% Retirement Power	$—	$—	$—	$—

M&E—1.60% Investor Series	$14.416094	$12.576047	$15.246103	$—

M&E—1.65% Investor Series	$14.356987	$12.524477	$15.183612	$—

M&E—1.70% Investor Series	$14.298163	$12.473148	$15.121384	$—

M&E—1.75% Investor Series	$14.239596	$12.422020	$15.059416	$—

See accompanying notes.

6

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	BlackRock Basic Value V.I. Subaccount	BlackRock Total Return V.I. Subaccount	BlackRock Capital Appreciation V.I. Subaccount	BlackRock Global Allocation V.I. Subaccount
Assets
Investment in securities:
Number of shares	16,050,048.998	12,131,937.181	19,795,700.578	33,396,698.419

Cost	$216,652,248	$139,013,779	$132,710,010	$465,258,545

Investments in mutual funds, Level 1 prices quoted at net asset value	$205,440,627	$145,704,566	$168,263,455	$537,686,845
Receivable for units sold	—	397,890	17	28

Total assets	205,440,627	146,102,456	168,263,472	537,686,873

Liabilities
Payable for units redeemed	—	—	—	—

Total net assets	$205,440,627	$146,102,456	$168,263,472	$537,686,873

Net Assets:
Deferred annuity contracts terminable by owners	$205,440,627	$146,102,456	$168,263,472	$537,686,873

Total net assets	$205,440,627	$146,102,456	$168,263,472	$537,686,873

Accumulation units outstanding:
M&E—1.25% Investor Series	111,722	107,961	831,476	939,354

M&E—1.35% Investor Series	9,427	40,433	279,658	638,506

M&E—1.35% Retirement Plus	4,574,490	5,388,730	8,075,151	12,598,848

M&E—1.45% Investor Series	136,250	125,864	1,458,139	1,597,263

M&E—1.55% Retirement Optimizer	85,984	35,945	120,662	—

M&E—1.55% Investor Series	9,693	12,512	452,897	491,894

M&E—1.59% Retirement Power	1,124,415	337,578	2,039,956	—

M&E—1.60% Investor Series	18,897	16,833	215,334	484,009

M&E—1.65% Investor Series	153,614	135,894	1,546,877	1,823,015

M&E—1.70% Investor Series	1,244	1,165	53,864	105,743

M&E—1.75% Investor Series	3,277	11,384	119,426	197,026

Accumulation unit value:
M&E—1.25% Investor Series	$13.071636	$13.141957	$13.509543	$17.020294

M&E—1.35% Investor Series	$12.964577	$13.034306	$13.398881	$16.880969

M&E—1.35% Retirement Plus	$39.628515	$25.050024	$10.386345	$34.370365

M&E—1.45% Investor Series	$12.858426	$12.927573	$13.289158	$16.742781

M&E—1.55% Retirement Optimizer	$15.569445	$14.188858	$12.178192	$—

M&E—1.55% Investor Series	$12.753184	$12.821734	$13.180396	$16.605789

M&E—1.59% Retirement Power	$15.228919	$14.129562	$8.479673	$—

M&E—1.60% Investor Series	$12.700901	$12.769163	$13.126342	$16.537733

M&E—1.65% Investor Series	$12.648808	$12.716811	$13.072523	$16.469942

M&E—1.70% Investor Series	$12.596945	$12.664666	$13.018932	$16.402456

M&E—1.75% Investor Series	$12.545318	$12.612742	$12.965565	$16.335255

See accompanying notes.

7

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	BlackRock Global Opportunities V.I. Subaccount	BlackRock U.S. Government Bond V.I. Subaccount	BlackRock High Yield V.I. Subaccount	BlackRock International V.I. Subaccount
Assets
Investment in securities:
Number of shares	2,130,262.124	11,163,129.649	16,003,691.627	11,043,883.863

Cost	$22,668,201	$115,296,359	$108,580,658	$108,198,387

Investments in mutual funds, Level 1 prices quoted at net asset value	$29,607,670	$119,557,119	$119,067,466	$99,836,710
Receivable for units sold	14	241,662	538,416	—

Total assets	29,607,684	119,798,781	119,605,882	99,836,710

Liabilities
Payable for units redeemed	—	—	—	8

Total net assets	$29,607,684	$119,798,781	$119,605,882	$99,836,702

Net Assets:
Deferred annuity contracts terminable by owners	$29,607,684	$119,798,781	$119,605,882	$99,836,702

Total net assets	$29,607,684	$119,798,781	$119,605,882	$99,836,702

Accumulation units outstanding:
M&E—1.25% Investor Series	15,998	72,974	166,639	65,067

M&E—1.35% Investor Series	8,717	2,061	62,760	14,552

M&E—1.35% Retirement Plus	2,024,063	4,723,892	3,103,516	5,276,445

M&E—1.45% Investor Series	9,526	26,223	242,750	84,369

M&E—1.55% Retirement Optimizer	—	138,092	—	37,622

M&E—1.55% Investor Series	39,975	62,667	114,251	11,738

M&E—1.59% Retirement Power	—	905,559	—	560,267

M&E—1.60% Investor Series	—	28,905	33,928	31,934

M&E—1.65% Investor Series	13,388	90,497	270,835	110,315

M&E—1.70% Investor Series	13,357	3,908	12,885	3,076

M&E—1.75% Investor Series	25,553	18,517	27,652	13,508

Accumulation unit value:
M&E—1.25% Investor Series	$8.261807	$12.740612	$16.401152	$13.038069

M&E—1.35% Investor Series	$8.223516	$12.636255	$16.266835	$12.931279

M&E—1.35% Retirement Plus	$14.118747	$21.175630	$33.713162	$16.458979

M&E—1.45% Investor Series	$8.185425	$12.532779	$16.133638	$12.825396

M&E—1.55% Retirement Optimizer	$—	$13.602248	$—	$16.937625

M&E—1.55% Investor Series	$8.147512	$12.430179	$16.001584	$12.720389

M&E—1.59% Retirement Power	$—	$15.545898	$—	$14.426476

M&E—1.60% Investor Series	$8.128655	$12.379208	$15.935974	$12.668232

M&E—1.65% Investor Series	$8.109807	$12.328432	$15.870649	$12.616310

M&E—1.70% Investor Series	$8.091036	$12.277901	$15.805583	$12.564581

M&E—1.75% Investor Series	$8.072301	$12.227558	$15.740798	$12.513067

See accompanying notes.

8

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	BlackRock Large Cap Core V.I. Subaccount	BlackRock Large Cap Growth V.I. Subaccount	BlackRock Large Cap Value V.I. Subaccount	BlackRock Money Market V.I. Subaccount
Assets
Investment in securities:
Number of shares	6,515,939.350	6,132,932.214	7,174,242.932	144,927,577.965

Cost	$190,369,602	$63,824,141	$54,939,439	$144,927,578

Investments in mutual funds, Level 1 prices quoted at net asset value	$166,417,091	$70,774,038	$76,979,627	$144,927,578
Receivable for units sold	8	—	—	27

Total assets	166,417,099	70,774,038	76,979,627	144,927,605

Liabilities
Payable for units redeemed	—	2	14	—

Total net assets	$166,417,099	$70,774,036	$76,979,613	$144,927,605

Net Assets:
Deferred annuity contracts terminable by owners	$166,417,099	$70,774,036	$76,979,613	$144,927,605

Total net assets	$166,417,099	$70,774,036	$76,979,613	$144,927,605

Accumulation units outstanding:
M&E—1.25% Investor Series	128,414	61,268	118,481	134,938

M&E—1.35% Investor Series	29,631	9,647	12,689	25,183

M&E—1.35% Retirement Plus	4,596,454	5,714,696	4,584,884	8,618,783

M&E—1.45% Investor Series	280,292	126,832	145,756	498,768

M&E—1.55% Retirement Optimizer	—	—	—	40,523

M&E—1.55% Investor Series	26,883	62,885	22,228	64,361

M&E—1.59% Retirement Power	—	—	—	871,082

M&E—1.60% Investor Series	28,018	111,050	35,492	115,594

M&E—1.65% Investor Series	147,107	130,730	267,492	414,310

M&E—1.70% Investor Series	3,206	2,478	1,320	5,943

M&E—1.75% Investor Series	7,162	22,301	6,537	54,778

Accumulation unit value:
M&E—1.25% Investor Series	$13.533703	$13.368322	$12.765504	$10.467244

M&E—1.35% Investor Series	$13.422926	$13.258836	$12.660980	$10.381501

M&E—1.35% Retirement Plus	$34.323217	$11.179489	$15.127650	$14.137605

M&E—1.45% Investor Series	$13.313106	$13.150294	$12.557323	$10.296466

M&E—1.55% Retirement Optimizer	$—	$—	$—	$10.073071

M&E—1.55% Investor Series	$13.204208	$13.042696	$12.454590	$10.212164

M&E—1.59% Retirement Power	$—	$—	$—	$10.586339

M&E—1.60% Investor Series	$13.150097	$12.989207	$12.403523	$10.170284

M&E—1.65% Investor Series	$13.096236	$12.935983	$12.352705	$10.128574

M&E—1.70% Investor Series	$13.042585	$12.882947	$12.302083	$10.087048

M&E—1.75% Investor Series	$12.989173	$12.830162	$12.251673	$10.045688

See accompanying notes.

9

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Equity Dividend V.I. Subaccount	BlackRock Value Opportunities V.I. Subaccount	Davis Value Subaccount
Assets
Investment in securities:
Number of shares	7,412,912.771	1,621,233.729	6,756,721.660	6,591,277.589

Cost	$101,158,878	$16,198,082	$113,888,745	$65,782,995

Investments in mutual funds, Level 1 prices quoted at net asset value	$114,381,243	$14,510,042	$131,012,833	$72,042,664
Receivable for units sold	—	1	4	—

Total assets	114,381,243	14,510,043	131,012,837	72,042,664

Liabilities
Payable for units redeemed	11	—	—	9

Total net assets	$114,381,232	$14,510,043	$131,012,837	$72,042,655

Net Assets:
Deferred annuity contracts terminable by owners	$114,381,232	$14,510,043	$131,012,837	$72,042,655

Total net assets	$114,381,232	$14,510,043	$131,012,837	$72,042,655

Accumulation units outstanding:
M&E—1.25% Investor Series	74,509	—	35,052	200,368

M&E—1.35% Investor Series	26,069	—	1,376	21,662

M&E—1.35% Retirement Plus	4,926,398	423,005	2,920,459	3,798,353

M&E—1.45% Investor Series	163,725	—	68,184	352,753

M&E—1.55% Retirement Optimizer	52,964	—	6,304	59,121

M&E—1.55% Investor Series	71,462	—	12,119	61,200

M&E—1.59% Retirement Power	912,903	—	92,574	1,053,805

M&E—1.60% Investor Series	53,478	—	25,485	129,824

M&E—1.65% Investor Series	94,491	—	62,423	264,135

M&E—1.70% Investor Series	48,405	—	—	4,170

M&E—1.75% Investor Series	12,938	—	1,259	28,604

Accumulation unit value:
M&E—1.25% Investor Series	$13.382572	$—	$13.561958	$12.331469

M&E—1.35% Investor Series	$13.272960	$—	$13.450863	$12.230427

M&E—1.35% Retirement Plus	$19.875391	$34.302304	$43.372794	$12.302922

M&E—1.45% Investor Series	$13.164290	$—	$13.340741	$12.130255

M&E—1.55% Retirement Optimizer	$13.471536	$—	$16.337490	$13.945768

M&E—1.55% Investor Series	$13.056527	$—	$13.231531	$12.030901

M&E—1.59% Retirement Power	$9.434398	$—	$16.269183	$11.046606

M&E—1.60% Investor Series	$13.002991	$—	$13.177281	$11.981558

M&E—1.65% Investor Series	$12.949684	$—	$13.123256	$11.932389

M&E—1.70% Investor Series	$12.896606	$—	$13.069467	$11.883479

M&E—1.75% Investor Series	$12.843743	$—	$13.015887	$11.834755

See accompanying notes.

10

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Dreyfus VIF Appreciation Subaccount	Eaton Vance VT Floating-Rate Income Subaccount	Eaton Vance VT Large-Cap Value Subaccount	Federated Capital Appreciation II Subaccount
Assets
Investment in securities:
Number of shares	655,056.779	304,347.991	4,961,283.500	729,673.921

Cost	$22,062,608	$2,873,000	$43,197,713	$4,083,185

Investments in mutual funds, Level 1 prices quoted at net asset value	$26,366,035	$2,879,132	$45,842,260	$4,560,462
Receivable for units sold	4	21	—	1

Total assets	26,366,039	2,879,153	45,842,260	4,560,463

Liabilities
Payable for units redeemed	—	—	6	—

Total net assets	$26,366,039	$2,879,153	$45,842,254	$4,560,463

Net Assets:
Deferred annuity contracts terminable by owners	$26,366,039	$2,879,153	$45,842,254	$4,560,463

Total net assets	$26,366,039	$2,879,153	$45,842,254	$4,560,463

Accumulation units outstanding:
M&E—1.25% Investor Series	270,732	20,714	766,382	12,890

M&E—1.35% Investor Series	109,021	26,658	313,917	3,699

M&E—1.35% Retirement Plus	—	—	—	263,566

M&E—1.45% Investor Series	624,590	49,461	1,483,861	3,204

M&E—1.55% Retirement Optimizer	—	—	—	1,466

M&E—1.55% Investor Series	170,171	24,665	510,126	18,974

M&E—1.59% Retirement Power	—	—	—	61,899

M&E—1.60% Investor Series	61,517	17,677	170,518	4,648

M&E—1.65% Investor Series	501,495	85,816	1,418,438	12,456

M&E—1.70% Investor Series	25,924	2,122	73,264	—

M&E—1.75% Investor Series	42,817	966	125,500	5,458

Accumulation unit value:
M&E—1.25% Investor Series	$14.892753	$12.907698	$9.562931	$12.075781

M&E—1.35% Investor Series	$14.770737	$12.801945	$9.508305	$11.976834

M&E—1.35% Retirement Plus	$—	$—	$—	$11.778696

M&E—1.45% Investor Series	$14.649744	$12.697067	$9.454046	$11.878745

M&E—1.55% Retirement Optimizer	$—	$—	$—	$11.577015

M&E—1.55% Investor Series	$14.529778	$12.593097	$9.400101	$11.781460

M&E—1.59% Retirement Power	$—	$—	$—	$11.537117

M&E—1.60% Investor Series	$14.470187	$12.541435	$9.373250	$11.733146

M&E—1.65% Investor Series	$14.410823	$12.489993	$9.346505	$11.685016

M&E—1.70% Investor Series	$14.351723	$12.438779	$9.319815	$11.637113

M&E—1.75% Investor Series	$14.292896	$12.387784	$9.293205	$11.589395

See accompanying notes.

11

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Federated Kaufmann II Subaccount	Templeton Foreign Securities Subaccount	Templeton Growth Securities Subaccount	Janus Aspen Forty Subaccount
Assets
Investment in securities:
Number of shares	1,539,971.827	487,044.540	230,067.321	116,293.487

Cost	$19,464,617	$6,156,787	$2,471,489	$3,990,500

Investments in mutual funds, Level 1 prices quoted at net asset value	$23,191,975	$6,998,830	$2,753,906	$4,684,302
Receivable for units sold	2	—	2	—

Total assets	23,191,977	6,998,830	2,753,908	4,684,302

Liabilities
Payable for units redeemed	—	1	—	—

Total net assets	$23,191,977	$6,998,829	$2,753,908	$4,684,302

Net Assets:
Deferred annuity contracts terminable by owners	$23,191,977	$6,998,829	$2,753,908	$4,684,302

Total net assets	$23,191,977	$6,998,829	$2,753,908	$4,684,302

Accumulation units outstanding:
M&E—1.25% Investor Series	63,669	57,091	30,488	45,760

M&E—1.35% Investor Series	14,218	13,205	5,388	57,834

M&E—1.35% Retirement Plus	1,183,778	—	—	—

M&E—1.45% Investor Series	67,701	181,779	50,809	65,753

M&E—1.55% Retirement Optimizer	15,072	—	—	—

M&E—1.55% Investor Series	28,984	12,784	6,773	41,339

M&E—1.59% Retirement Power	164,578	—	—	—

M&E—1.60% Investor Series	10,768	38,523	1,084	18,200

M&E—1.65% Investor Series	104,263	168,605	126,539	117,061

M&E—1.70% Investor Series	1,119	225	1,310	5,553

M&E—1.75% Investor Series	3,322	6,446	2,105	24,005

Accumulation unit value:
M&E—1.25% Investor Series	$14.458197	$14.940328	$12.563323	$12.666851

M&E—1.35% Investor Series	$14.339732	$14.817883	$12.460440	$12.593403

M&E—1.35% Retirement Plus	$13.990508	$—	$—	$—

M&E—1.45% Investor Series	$14.222272	$14.696466	$12.358424	$12.520389

M&E—1.55% Retirement Optimizer	$13.750973	$—	$—	$—

M&E—1.55% Investor Series	$14.105817	$14.576123	$12.257266	$12.447855

M&E—1.59% Retirement Power	$13.703591	$—	$—	$—

M&E—1.60% Investor Series	$14.047974	$14.516298	$12.207007	$12.411753

M&E—1.65% Investor Series	$13.990358	$14.456735	$12.156967	$12.375760

M&E—1.70% Investor Series	$13.932989	$14.397448	$12.107128	$12.339878

M&E—1.75% Investor Series	$13.875863	$14.338406	$12.057516	$12.304097

See accompanying notes.

12

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Janus Aspen- Enterprise Subaccount	MFS® Growth Series Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Main Street Subaccount
Assets
Investment in securities:
Number of shares	11,674.552	2,150,057.648	28,000.104	18,460.135

Cost	$446,711	$43,239,268	$995,067	$362,186

Investments in mutual funds, Level 1 prices quoted at net asset value	$504,107	$61,986,162	$1,250,485	$438,982
Receivable for units sold	—	—	—	—

Total assets	504,107	61,986,162	1,250,485	438,982

Liabilities
Payable for units redeemed	1	10	2	1

Total net assets	$504,106	$61,986,152	$1,250,483	$438,981

Net Assets:
Deferred annuity contracts terminable by owners	$504,106	$61,986,152	$1,250,483	$438,981

Total net assets	$504,106	$61,986,152	$1,250,483	$438,981

Accumulation units outstanding:
M&E—1.25% Investor Series	5,206	—	34,683	6,801

M&E—1.35% Investor Series	15	—	1,676	—

M&E—1.35% Retirement Plus	—	2,561,072	—	—

M&E—1.45% Investor Series	7,761	—	28,107	7,305

M&E—1.55% Retirement Optimizer	—	53,270	—	—

M&E—1.55% Investor Series	—	—	3,409	2,974

M&E—1.59% Retirement Power	—	1,526,401	—	—

M&E—1.60% Investor Series	4,308	—	4,653	705

M&E—1.65% Investor Series	22,577	—	28,610	13,594

M&E—1.70% Investor Series	—	—	—	249

M&E—1.75% Investor Series	—	—	3,309	2,337

Accumulation unit value:
M&E—1.25% Investor Series	$12.869176	$—	$12.175775	$13.218402

M&E—1.35% Investor Series	$12.794504	$—	$12.076063	$13.110170

M&E—1.35% Retirement Plus	$—	$19.807891	$—	$—

M&E—1.45% Investor Series	$12.720344	$—	$11.977183	$13.002794

M&E—1.55% Retirement Optimizer	$—	$15.643225	$—	$—

M&E—1.55% Investor Series	$12.646596	$—	$11.879148	$12.896407

M&E—1.59% Retirement Power	$—	$6.828751	$—	$—

M&E—1.60% Investor Series	$12.609928	$—	$11.830439	$12.843526

M&E—1.65% Investor Series	$12.573343	$—	$11.781936	$12.790878

M&E—1.70% Investor Series	$12.536889	$—	$11.733628	$12.738455

M&E—1.75% Investor Series	$12.500538	$—	$11.685547	$12.686256

See accompanying notes.

13

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Oppenheimer Main Street Small & Mid- Cap Subaccount	PIMCO CommodityRealReturn® Strategy Subaccount	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount
Assets
Investment in securities:
Number of shares	124,470.780	2,034,865.550	4,525,520.358	3,749,826.760

Cost	$1,643,599	$16,599,721	$47,613,230	$51,645,183

Investments in mutual funds, Level 1 prices quoted at net asset value	$2,484,437	$14,508,591	$48,785,109	$53,435,031
Receivable for units sold	—	4	15	275

Total assets	2,484,437	14,508,595	48,785,124	53,435,306

Liabilities
Payable for units redeemed	1	—	—	—

Total net assets	$2,484,436	$14,508,595	$48,785,124	$53,435,306

Net Assets:
Deferred annuity contracts terminable by owners	$2,484,436	$14,508,595	$48,785,124	$53,435,306

Total net assets	$2,484,436	$14,508,595	$48,785,124	$53,435,306

Accumulation units outstanding:
M&E—1.25% Investor Series	33,294	200,534	620,360	569,080

M&E—1.35% Investor Series	2,536	56,004	277,616	227,418

M&E—1.35% Retirement Plus	—	—	—	—

M&E—1.45% Investor Series	57,665	311,335	981,256	924,678

M&E—1.55% Retirement Optimizer	—	—	—	—

M&E—1.55% Investor Series	4,761	93,007	412,109	390,729

M&E—1.59% Retirement Power	—	—	—	—

M&E—1.60% Investor Series	11,544	73,423	162,363	157,820

M&E—1.65% Investor Series	49,169	455,422	1,295,120	1,155,211

M&E—1.70% Investor Series	1,211	8,833	80,885	55,593

M&E—1.75% Investor Series	3,405	28,942	106,824	101,139

Accumulation unit value:
M&E—1.25% Investor Series	$15.488019	$12.076550	$12.578936	$15.235593

M&E—1.35% Investor Series	$15.361231	$11.977601	$12.506049	$15.110803

M&E—1.35% Retirement Plus	$—	$—	$—	$—

M&E—1.45% Investor Series	$15.235519	$11.879487	$12.433621	$14.987085

M&E—1.55% Retirement Optimizer	$—	$—	$—	$—

M&E—1.55% Investor Series	$15.110854	$11.782208	$12.361639	$14.864405

M&E—1.59% Retirement Power	$—	$—	$—	$—

M&E—1.60% Investor Series	$15.048929	$11.733904	$12.325803	$14.803446

M&E—1.65% Investor Series	$14.987273	$11.685754	$12.290084	$14.742765

M&E—1.70% Investor Series	$14.925830	$11.637843	$12.254490	$14.682325

M&E—1.75% Investor Series	$14.864706	$11.590127	$12.218994	$14.622163

See accompanying notes.

14

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	PIMCO Total Return Subaccount	Pioneer Emerging Markets VCT Subaccount	Pioneer Fund VCT Subaccount	Pioneer High Yield VCT Subaccount
Assets
Investment in securities:
Number of shares	40,140,468.825	207,735.830	37,291.329	253,515.158

Cost	$438,023,917	$5,654,861	$815,856	$2,595,031

Investments in mutual funds, Level 1 prices quoted at net asset value	$463,622,415	$5,307,650	$780,135	$2,641,628
Receivable for units sold	120	3	—	71

Total assets	463,622,535	5,307,653	780,135	2,641,699

Liabilities
Payable for units redeemed	—	—	5	—

Total net assets	$463,622,535	$5,307,653	$780,130	$2,641,699

Net Assets:
Deferred annuity contracts terminable by owners	$463,622,535	$5,307,653	$780,130	$2,641,699

Total net assets	$463,622,535	$5,307,653	$780,130	$2,641,699

Accumulation units outstanding:
M&E—1.25% Investor Series	1,921,725	68,053	12,966	48,709

M&E—1.35% Investor Series	891,999	17,019	—	17,238

M&E—1.35% Retirement Plus	13,333,214	—	—	—

M&E—1.45% Investor Series	3,302,609	73,298	19,104	37,936

M&E—1.55% Retirement Optimizer	230,193	—	—	—

M&E—1.55% Investor Series	1,392,211	52,883	—	31,783

M&E—1.59% Retirement Power	2,283,585	—	—	—

M&E—1.60% Investor Series	541,735	8,702	4,079	5,885

M&E—1.65% Investor Series	3,668,023	240,260	26,249	33,585

M&E—1.70% Investor Series	168,508	1,401	—	—

M&E—1.75% Investor Series	328,639	13,467	—	4,622

Accumulation unit value:
M&E—1.25% Investor Series	$15.529890	$11.396047	$12.763714	$14.943074

M&E—1.35% Investor Series	$15.402669	$11.318616	$12.659192	$14.820694

M&E—1.35% Retirement Plus	$17.182030	$—	$—	$—

M&E—1.45% Investor Series	$15.276558	$11.241716	$12.555540	$14.699336

M&E—1.55% Retirement Optimizer	$17.096460	$—	$—	$—

M&E—1.55% Investor Series	$15.151514	$11.165377	$12.452765	$14.579026

M&E—1.59% Retirement Power	$19.596237	$—	$—	$—

M&E—1.60% Investor Series	$15.089370	$11.127422	$12.401708	$14.519224

M&E—1.65% Investor Series	$15.027502	$11.089592	$12.350855	$14.459689

M&E—1.70% Investor Series	$14.965929	$11.051889	$12.300218	$14.400431

M&E—1.75% Investor Series	$14.904595	$11.014346	$12.249814	$14.341429

See accompanying notes.

15

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Pioneer Real Estate Shares VCT Subaccount	Columbia Variable Portfolio Select Smaller-Cap Value Subaccount	TA AllianceBernstein Dynamic Allocation Subaccount	TA WMC Diversified Growth Subaccount
Assets
Investment in securities:
Number of shares	84,886.332	705,759.209	19,233.710	2,836,783.764

Cost	$1,481,570	$8,300,747	$148,403	$63,208,787

Investments in mutual funds, Level 1 prices quoted at net asset value	$1,691,785	$8,779,645	$164,833	$68,054,442
Receivable for units sold	—	—	—	2

Total assets	1,691,785	8,779,645	164,833	68,054,444

Liabilities
Payable for units redeemed	7	11	1	—

Total net assets	$1,691,778	$8,779,634	$164,832	$68,054,444

Net Assets:
Deferred annuity contracts terminable by owners	$1,691,778	$8,779,634	$164,832	$68,054,444

Total net assets	$1,691,778	$8,779,634	$164,832	$68,054,444

Accumulation units outstanding:
M&E—1.25% Investor Series	24,815	—	979	1,212,289

M&E—1.35% Investor Series	4,125	—	1,400	408,502

M&E—1.35% Retirement Plus	—	—	—	—

M&E—1.45% Investor Series	25,068	—	3,421	2,063,619

M&E—1.55% Retirement Optimizer	—	61,810	—	—

M&E—1.55% Investor Series	23,424	—	7,641	676,620

M&E—1.59% Retirement Power	—	809,689	—	—

M&E—1.60% Investor Series	1,940	—	1,321	274,233

M&E—1.65% Investor Series	45,994	—	809	2,260,077

M&E—1.70% Investor Series	999	—	—	82,079

M&E—1.75% Investor Series	6,033	—	1,238	179,905

Accumulation unit value:
M&E—1.25% Investor Series	$12.941180	$—	$9.933181	$9.622725

M&E—1.35% Investor Series	$12.879038	$—	$9.885517	$9.576538

M&E—1.35% Retirement Plus	$—	$—	$—	$—

M&E—1.45% Investor Series	$12.817218	$—	$9.838089	$9.530623

M&E—1.55% Retirement Optimizer	$—	$10.080901	$—	$—

M&E—1.55% Investor Series	$12.755723	$—	$9.790949	$9.484883

M&E—1.59% Retirement Power	$—	$10.073661	$—	$—

M&E—1.60% Investor Series	$12.725086	$—	$9.767452	$9.462138

M&E—1.65% Investor Series	$12.694524	$—	$9.744032	$9.439431

M&E—1.70% Investor Series	$12.664067	$—	$9.720670	$9.416799

M&E—1.75% Investor Series	$12.633692	$—	$9.697380	$9.394218

See accompanying notes.

16

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	TA Morgan Stanley Mid-Cap Growth Subaccount	TA Systematic Small/Mid Cap Value Subaccount	TA AEGON Tactical Vanguard ETF - Balanced Subaccount	TA AEGON Tactical Vanguard ETF - Conservative Subaccount
Assets
Investment in securities:
Number of shares	1,032,048.406	635,388.857	62,051.850	11,361.746

Cost	$27,705,892	$12,270,185	$639,232	$118,483

Investments in mutual funds, Level 1 prices quoted at net asset value	$28,371,011	$10,941,396	$650,303	$119,071
Receivable for units sold	—	3	—	—

Total assets	28,371,011	10,941,399	650,303	119,071

Liabilities
Payable for units redeemed	4	—	—	—

Total net assets	$28,371,007	$10,941,399	$650,303	$119,071

Net Assets:
Deferred annuity contracts terminable by owners	$28,371,007	$10,941,399	$650,303	$119,071

Total net assets	$28,371,007	$10,941,399	$650,303	$119,071

Accumulation units outstanding:
M&E—1.25% Investor Series	448,870	166,570	—	—

M&E—1.35% Investor Series	153,789	44,668	—	—

M&E—1.35% Retirement Plus	—	—	63,716	11,684

M&E—1.45% Investor Series	763,217	249,042	—	—

M&E—1.55% Retirement Optimizer	—	—	—	—

M&E—1.55% Investor Series	233,967	63,695	—	—

M&E—1.59% Retirement Power	—	—	—	—

M&E—1.60% Investor Series	97,476	32,110	—	—

M&E—1.65% Investor Series	858,113	327,031	—	—

M&E—1.70% Investor Series	27,551	5,942	—	—

M&E—1.75% Investor Series	64,748	20,021	—	—

Accumulation unit value:
M&E—1.25% Investor Series	$10.741982	$12.181467	$—	$—

M&E—1.35% Investor Series	$10.731238	$12.123003	$—	$—

M&E—1.35% Retirement Plus	$—	$—	$10.206323	$10.190963

M&E—1.45% Investor Series	$10.720491	$12.064829	$—	$—

M&E—1.55% Retirement Optimizer	$—	$—	$—	$—

M&E—1.55% Investor Series	$10.709778	$12.006952	$—	$—

M&E—1.59% Retirement Power	$—	$—	$—	$—

M&E—1.60% Investor Series	$10.704420	$11.978152	$—	$—

M&E—1.65% Investor Series	$10.699060	$11.949415	$—	$—

M&E—1.70% Investor Series	$10.693715	$11.920748	$—	$—

M&E—1.75% Investor Series	$10.688378	$11.892145	$—	$—

See accompanying notes.

17

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	TA AEGON Tactical Vanguard ETF - Growth Subaccount	TA Legg Mason Dynamic Allocation - Balanced Subaccount	TA Legg Mason Dynamic Allocation - Growth Subaccount	TA Vanguard ETF Index - Balanced Subaccount
Assets
Investment in securities:
Number of shares	362.674	4,310	0.001	7,505.713

Cost	$3,458	$43,618	$—	$79,858

Investments in mutual funds, Level 1 prices quoted at net asset value	$3,714	$43,920	$—	$80,837
Receivable for units sold	—	—	—	—

Total assets	3,714	43,920	—	80,837

Liabilities
Payable for units redeemed	—	—	—	1

Total net assets	$3,714	$43,920	$—	$80,836

Net Assets:
Deferred annuity contracts terminable by owners	$3,714	$43,920	$—	$80,836

Total net assets	$3,714	$43,920	$—	$80,836

Accumulation units outstanding:
M&E—1.25% Investor Series	—	—	—	—

M&E—1.35% Investor Series	—	—	—	—

M&E—1.35% Retirement Plus	362	4,349	—	7,905

M&E—1.45% Investor Series	—	—	—	—

M&E—1.55% Retirement Optimizer	—	—	—	—

M&E—1.55% Investor Series	—	—	—	—

M&E—1.59% Retirement Power	—	—	—	—

M&E—1.60% Investor Series	—	—	—	—

M&E—1.65% Investor Series	—	—	—	—

M&E—1.70% Investor Series	—	—	—	—

M&E—1.75% Investor Series	—	—	—	—

Accumulation unit value:
M&E—1.25% Investor Series	$—	$—	$—	$—

M&E—1.35% Investor Series	$—	$—	$—	$—

M&E—1.35% Retirement Plus	$10.245820	$10.098478	$10.048912	$10.226569

M&E—1.45% Investor Series	$—	$—	$—	$—

M&E—1.55% Retirement Optimizer	$—	$—	$—	$—

M&E—1.55% Investor Series	$—	$—	$—	$—

M&E—1.59% Retirement Power	$—	$—	$—	$—

M&E—1.60% Investor Series	$—	$—	$—	$—

M&E—1.65% Investor Series	$—	$—	$—	$—

M&E—1.70% Investor Series	$—	$—	$—	$—

M&E—1.75% Investor Series	$—	$—	$—	$—

See accompanying notes.

18

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	TA Vanguard ETF Index - Conservative Subaccount	TA Vanguard ETF Index - Growth Subaccount	TA PIMCO Tactical Growth Subaccount	TA PIMCO Tactical Conservative Subaccount
Assets
Investment in securities:
Number of shares	22,530.466	—	—	21,229

Cost	$262,824	$—	$—	$212,767

Investments in mutual funds, Level 1 prices quoted at net asset value	$263,381	$—	$—	$215,263
Receivable for units sold	—	—	—	—

Total assets	263,381	—	—	215,263

Liabilities
Payable for units redeemed	—	—	—	—

Total net assets	$263,381	$—	$—	$215,263

Net Assets:
Deferred annuity contracts terminable by owners	$263,381	$—	$—	$215,263

Total net assets	$263,381	$—	$—	$215,263

Accumulation units outstanding:
M&E—1.25% Investor Series	—	—	—	—

M&E—1.35% Investor Series	—	—	—	—

M&E—1.35% Retirement Plus	25,841	—	—	21,610

M&E—1.45% Investor Series	—	—	—	—

M&E—1.55% Retirement Optimizer	—	—	—	—

M&E—1.55% Investor Series	—	—	—	—

M&E—1.59% Retirement Power	—	—	—	—

M&E—1.60% Investor Series	—	—	—	—

M&E—1.65% Investor Series	—	—	—	—

M&E—1.70% Investor Series	—	—	—	—

M&E—1.75% Investor Series	—	—	—	—

Accumulation unit value:
M&E—1.25% Investor Series	$—	$—	$—	$—

M&E—1.35% Investor Series	$—	$—	$—	$—

M&E—1.35% Retirement Plus	$10.192230	$10.267942	$9.880688	$9.961259

M&E—1.45% Investor Series	$—	$—	$—	$—

M&E—1.55% Retirement Optimizer	$—	$—	$—	$—

M&E—1.55% Investor Series	$—	$—	$—	$—

M&E—1.59% Retirement Power	$—	$—	$—	$—

M&E—1.60% Investor Series	$—	$—	$—	$—

M&E—1.65% Investor Series	$—	$—	$—	$—

M&E—1.70% Investor Series	$—	$—	$—	$—

M&E—1.75% Investor Series	$—	$—	$—	$—

See accompanying notes.

19

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	TA PIMCO Tactical Balanced Subaccount	TA Market Participation Strategy Subaccount	Wanger International Subaccount	Wanger USA Subaccount
Assets
Investment in securities:
Number of shares	—	—	882,769.451	302,323.557

Cost	$—	$—	$30,117,545	$8,777,533

Investments in mutual funds, Level 1 prices quoted at net asset value	$—	$—	$27,533,579	$10,230,629
Receivable for units sold	—	—	—	—

Total assets	—	—	27,533,579	10,230,629

Liabilities
Payable for units redeemed	—	—	8	—

Total net assets	$—	$—	$27,533,571	$10,230,629

Net Assets:
Deferred annuity contracts terminable by owners	$—	$—	$27,533,571	$10,230,629

Total net assets	$—	$—	$27,533,571	$10,230,629

Accumulation units outstanding:
M&E—1.25% Investor Series	—	—	467,163	104,129

M&E—1.35% Investor Series	—	—	120,462	40,148

M&E—1.35% Retirement Plus	—	—	—	—

M&E—1.45% Investor Series	—	—	734,478	193,738

M&E—1.55% Retirement Optimizer	—	—	—	—

M&E—1.55% Investor Series	—	—	200,318	43,217

M&E—1.59% Retirement Power	—	—	—	—

M&E—1.60% Investor Series	—	—	106,509	25,701

M&E—1.65% Investor Series	—	—	789,323	229,241

M&E—1.70% Investor Series	—	—	22,046	5,226

M&E—1.75% Investor Series	—	—	53,429	10,696

Accumulation unit value:
M&E—1.25% Investor Series	$—	$—	$11.198419	$16.015767

M&E—1.35% Investor Series	$—	$—	$11.133518	$15.884534

M&E—1.35% Retirement Plus	$9.932472	$9.901461	$—	$—

M&E—1.45% Investor Series	$—	$—	$11.069000	$15.754395

M&E—1.55% Retirement Optimizer	$—	$—	$—	$—

M&E—1.55% Investor Series	$—	$—	$11.004857	$15.625409

M&E—1.59% Retirement Power	$—	$—	$—	$—

M&E—1.60% Investor Series	$—	$—	$10.972954	$15.561298

M&E—1.65% Investor Series	$—	$—	$10.941146	$15.497478

M&E—1.70% Investor Series	$—	$—	$10.909432	$15.433914

M&E—1.75% Investor Series	$—	$—	$10.877827	$15.370642

See accompanying notes.

20

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Invesco Van Kampen V.I. Value Opportunities Subaccount	Invesco V.I. Core Equity Subaccount	Invesco V.I. International Growth Subaccount	Invesco V.I. Mid Cap Core Equity Subaccount
Net Assets as of January 1, 2011	$402,147	$58,069,962	$17,147,544	$4,697,424

Investment income:
Dividends	4,186	520,699	241,989	12,519
Investment expenses:
Mortality and expense risk and other charges	5,767	750,550	241,363	65,395

Net investment income (loss)	(1,581)	(229,851)	626	(52,876)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	1,652	838,605	(260,423)	318,024

Net realized capital gains (losses) on investments	1,652	838,605	(260,423)	318,024
Net change in unrealized appreciation (depreciation)	(9,584)	(1,230,834)	(822,825)	(569,552)

Net gain (loss) on investment	(7,932)	(392,229)	(1,083,248)	(251,528)
Increase (decrease) in net assets from operations	(9,513)	(622,080)	(1,082,622)	(304,404)

Increase (decrease) in net assets from contract transactions	56,737	(7,119,152)	(2,777,377)	(620,497)

Total increase (decrease) in net assets	47,224	(7,741,232)	(3,859,999)	(924,901)

Net Assets as of December 31, 2011	$449,371	$50,328,730	$13,287,545	$3,772,523

Investment income:
Dividends	4,035	501,154	167,573	2,603
Investment expenses:
Mortality and expense risk and other charges	4,451	713,101	198,768	61,306

Net investment income (loss)	(416)	(211,947)	(31,195)	(58,703)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	33,837
Realized gain (loss) on investments	35,817	870,066	436,965	58,177

Net realized capital gains (losses) on investments	35,817	870,066	436,965	92,014
Net change in unrealized appreciation (depreciation)	28,178	5,357,836	1,147,760	312,000

Net gain (loss) on investment	63,995	6,227,902	1,584,725	404,014
Increase (decrease) in net assets from operations	63,579	6,015,955	1,553,530	345,311

Increase (decrease) in net assets from contract transactions	(255,574)	(4,799,901)	(3,629,941)	(82,727)

Total increase (decrease) in net assets	(191,995)	1,216,054	(2,076,411)	262,584

Net Assets as of December 31, 2012	$257,376	$51,544,784	$11,211,134	$4,035,107

See accompanying notes.

(1)	See footnote 1

21

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Invesco Van Kampen V.I. American Franchise Subaccount	Invesco Van Kampen V.I. Comstock Subaccount	AllianceBernstein International Value Subaccount	AllianceBernstein Global Thematic Growth Subaccount
Net Assets as of January 1, 2011	$4,125,946	$92,045,545	$1,948,303	$8,536,194

Investment income:
Dividends	—	2,349,316	74,081	47,028
Investment expenses:
Mortality and expense risk and other charges	58,988	1,850,215	27,184	100,295

Net investment income (loss)	(58,988)	499,101	46,897	(53,267)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	112,645	5,034,406	(28,982)	695,806

Net realized capital gains (losses) on investments	112,645	5,034,406	(28,982)	695,806
Net change in unrealized appreciation (depreciation)	(315,461)	(10,598,439)	(410,793)	(2,534,804)

Net gain (loss) on investment	(202,816)	(5,564,033)	(439,775)	(1,838,998)
Increase (decrease) in net assets from operations	(261,804)	(5,064,932)	(392,878)	(1,892,265)

Increase (decrease) in net assets from contract transactions	(797,021)	43,131,563	(20,739)	(1,711,302)

Total increase (decrease) in net assets	(1,058,825)	38,066,631	(413,617)	(3,603,567)

Net Assets as of December 31, 2011	$3,067,121	$130,112,176	$1,534,686	$4,932,627

Investment income:
Dividends	—	2,171,094	28,901	—
Investment expenses:
Mortality and expense risk and other charges	211,841	1,819,104	25,781	68,768

Net investment income (loss)	(211,841)	351,990	3,120	(68,768)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	33,386	2,680,533	27,096	(40,299)

Net realized capital gains (losses) on investments	33,386	2,680,533	27,096	(40,299)
Net change in unrealized appreciation (depreciation)	(143,761)	17,950,731	171,150	630,854

Net gain (loss) on investment	(110,375)	20,631,264	198,246	590,555
Increase (decrease) in net assets from operations	(322,216)	20,983,254	201,366	521,787

Increase (decrease) in net assets from contract transactions	17,334,676	(32,022,908)	102,319	(556,178)

Total increase (decrease) in net assets	17,012,460	(11,039,654)	303,685	(34,391)

Net Assets as of December 31, 2012	$20,079,581	$119,072,522	$1,838,371	$4,898,236

See accompanying notes.

(1)	See footnote 1

22

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	AllianceBernstein Growth and Income Subaccount	AllianceBernstein Large Cap Growth Subaccount	AllianceBernstein Small/Mid Cap Value Subaccount	AllianceBernstein Value Subaccount
Net Assets as of January 1, 2011	$9,847,077	$88,874,902	$4,476,272	$1,410,217

Investment income:
Dividends	127,641	275,686	21,539	18,475
Investment expenses:
Mortality and expense risk and other charges	148,104	1,133,086	67,061	18,949

Net investment income (loss)	(20,463)	(857,400)	(45,522)	(474)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	703,562	(4,283,158)	193,357	(139,088)

Net realized capital gains (losses) on investments	703,562	(4,283,158)	193,357	(139,088)
Net change in unrealized appreciation (depreciation)	(252,030)	1,304,685	(618,110)	81,874

Net gain (loss) on investment	451,532	(2,978,473)	(424,753)	(57,214)
Increase (decrease) in net assets from operations	431,069	(3,835,873)	(470,275)	(57,688)

Increase (decrease) in net assets from contract transactions	(1,678,725)	(10,816,336)	298,816	(94,573)

Total increase (decrease) in net assets	(1,247,656)	(14,652,209)	(171,459)	(152,261)

Net Assets as of December 31, 2011	$8,599,421	$74,222,693	$4,304,813	$1,257,956

Investment income:
Dividends	137,830	226,566	22,427	23,406
Investment expenses:
Mortality and expense risk and other charges	141,508	1,061,670	64,082	18,060

Net investment income (loss)	(3,678)	(835,104)	(41,655)	5,346
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	130,706	—
Realized gain (loss) on investments	720,582	(190,227)	260,320	(103,151)

Net realized capital gains (losses) on investments	720,582	(190,227)	391,026	(103,151)
Net change in unrealized appreciation (depreciation)	564,517	12,082,561	274,117	265,787

Net gain (loss) on investment	1,285,099	11,892,334	665,143	162,636
Increase (decrease) in net assets from operations	1,281,421	11,057,230	623,488	167,982

Increase (decrease) in net assets from contract transactions	(1,280,742)	(10,918,206)	(980,409)	(193,237)

Total increase (decrease) in net assets	679	139,024	(356,921)	(25,255)

Net Assets as of December 31, 2012	$8,600,100	$74,361,717	$3,947,892	$1,232,701

See accompanying notes.

(1)	See footnote 1

23

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	American Century VP International Subaccount	American Century VP Ultra® Subaccount	American Funds Asset Allocation Subaccount	American Funds Bond Subaccount
Net Assets as of January 1, 2011	$44,682,658	$5,172,843	$15,565,673	$13,100,988

Investment income:
Dividends	638,288	—	253,448	312,201
Investment expenses:
Mortality and expense risk and other charges	562,615	67,549	230,973	185,002

Net investment income (loss)	75,673	(67,549)	22,475	127,199
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(2,146,956)	497,595	(507,036)	414,805

Net realized capital gains (losses) on investments	(2,146,956)	497,595	(507,036)	414,805
Net change in unrealized appreciation (depreciation)	(3,078,767)	(426,916)	495,096	(49,323)

Net gain (loss) on investment	(5,225,723)	70,679	(11,940)	365,482
Increase (decrease) in net assets from operations	(5,150,050)	3,130	10,535	492,681

Increase (decrease) in net assets from contract transactions	(5,646,331)	(518,870)	(2,445,927)	(3,370,740)

Total increase (decrease) in net assets	(10,796,381)	(515,740)	(2,435,392)	(2,878,059)

Net Assets as of December 31, 2011	$33,886,277	$4,657,103	$13,130,281	$10,222,929

Investment income:
Dividends	298,268	—	257,943	268,518
Investment expenses:
Mortality and expense risk and other charges	471,181	74,548	224,047	174,800

Net investment income (loss)	(172,913)	(74,548)	33,896	93,718
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	740,142	377,672	(183,201)	101,703

Net realized capital gains (losses) on investments	740,142	377,672	(183,201)	101,703
Net change in unrealized appreciation (depreciation)	5,649,687	277,453	1,967,489	183,797

Net gain (loss) on investment	6,389,829	655,125	1,784,288	285,500
Increase (decrease) in net assets from operations	6,216,916	580,577	1,818,184	379,218

Increase (decrease) in net assets from contract transactions	(4,001,427)	403,750	(1,316,830)	258,622

Total increase (decrease) in net assets	2,215,489	984,327	501,354	637,840

Net Assets as of December 31, 2012	$36,101,766	$5,641,430	$13,631,635	$10,860,769

See accompanying notes.

(1)	See footnote 1

24

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	American Funds Growth Subaccount	American Funds Growth-Income Subaccount	American Funds International Subaccount	BlackRock Balanced Capital V.I. Subaccount
Net Assets as of January 1, 2011	$44,792,087	$24,349,159	$121,142,480	$24,958,681

Investment income:
Dividends	228,509	337,798	1,844,850	499,176
Investment expenses:
Mortality and expense risk and other charges	633,495	368,088	1,724,400	319,988

Net investment income (loss)	(404,986)	(30,290)	120,450	179,188
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	4,425,112	(957,523)	(4,018,481)	206,537

Net realized capital gains (losses) on investments	4,425,112	(957,523)	(4,018,481)	206,537
Net change in unrealized appreciation (depreciation)	(5,901,089)	283,474	(11,355,930)	268,277

Net gain (loss) on investment	(1,475,977)	(674,049)	(15,374,411)	474,814
Increase (decrease) in net assets from operations	(1,880,963)	(704,339)	(15,253,961)	654,002

Increase (decrease) in net assets from contract transactions	(9,437,854)	(2,853,369)	(13,180,888)	(3,183,819)

Total increase (decrease) in net assets	(11,318,817)	(3,557,708)	(28,434,849)	(2,529,817)

Net Assets as of December 31, 2011	$33,473,270	$20,791,451	$92,707,631	$22,428,864

Investment income:
Dividends	272,297	343,423	1,251,885	304,649
Investment expenses:
Mortality and expense risk and other charges	571,740	358,886	1,491,204	302,670

Net investment income (loss)	(299,443)	(15,463)	(239,319)	1,979
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	2,105,692	(709,219)	4,995,329	289,149

Net realized capital gains (losses) on investments	2,105,692	(709,219)	4,995,329	289,149
Net change in unrealized appreciation (depreciation)	3,364,408	3,829,250	9,384,734	1,528,014

Net gain (loss) on investment	5,470,100	3,120,031	14,380,063	1,817,163
Increase (decrease) in net assets from operations	5,170,657	3,104,568	14,140,744	1,819,142

Increase (decrease) in net assets from contract transactions	(3,726,204)	(2,226,187)	(21,702,226)	(2,709,486)

Total increase (decrease) in net assets	1,444,453	878,381	(7,561,482)	(890,344)

Net Assets as of December 31, 2012	$34,917,723	$21,669,832	$85,146,149	$21,538,520

See accompanying notes.

(1)	See footnote 1

25

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	BlackRock Basic Value V.I. Subaccount	BlackRock Total Return V.I. Subaccount	BlackRock Capital Appreciation V.I. Subaccount	BlackRock Global Allocation V.I. Subaccount
Net Assets as of January 1, 2011	$251,894,744	$169,226,502	$225,074,062	$613,245,749

Investment income:
Dividends	3,985,392	6,683,612	629,123	12,843,709
Investment expenses:
Mortality and expense risk and other charges	3,184,803	2,176,423	2,918,591	8,080,456

Net investment income (loss)	800,589	4,507,189	(2,289,468)	4,763,253
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	4,165,115	12,599,520
Realized gain (loss) on investments	(6,403,740)	(1,585,603)	6,417,547	20,656,498

Net realized capital gains (losses) on investments	(6,403,740)	(1,585,603)	10,582,662	33,256,018
Net change in unrealized appreciation (depreciation)	(2,410,388)	4,561,594	(29,240,944)	(66,040,247)

Net gain (loss) on investment	(8,814,128)	2,975,991	(18,658,282)	(32,784,229)
Increase (decrease) in net assets from operations	(8,013,539)	7,483,180	(20,947,750)	(28,020,976)

Increase (decrease) in net assets from contract transactions	(34,553,016)	(23,087,358)	(23,628,984)	(38,283,074)

Total increase (decrease) in net assets	(42,566,555)	(15,604,178)	(44,576,734)	(66,304,050)

Net Assets as of December 31, 2011	$209,328,189	$153,622,324	$180,497,328	$546,941,699

Investment income:
Dividends	3,675,217	5,271,524	1,272,589	8,139,184
Investment expenses:
Mortality and expense risk and other charges	2,942,799	2,059,041	2,591,893	7,573,780

Net investment income (loss)	732,418	3,212,483	(1,319,304)	565,404
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	2,052,085	1,577,017
Realized gain (loss) on investments	(4,025,971)	(397,564)	13,820,699	16,516,332

Net realized capital gains (losses) on investments	(4,025,971)	(397,564)	15,872,784	18,093,349
Net change in unrealized appreciation (depreciation)	28,312,934	7,051,555	7,655,654	27,356,125

Net gain (loss) on investment	24,286,963	6,653,991	23,528,438	45,449,474
Increase (decrease) in net assets from operations	25,019,381	9,866,474	22,209,134	46,014,878

Increase (decrease) in net assets from contract transactions	(28,906,943)	(17,386,342)	(34,442,990)	(55,269,704)

Total increase (decrease) in net assets	(3,887,562)	(7,519,868)	(12,233,856)	(9,254,826)

Net Assets as of December 31, 2012	$205,440,627	$146,102,456	$168,263,472	$537,686,873

See accompanying notes.

(1)	See footnote 1

26

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	BlackRock Global Opportunities V.I. Subaccount	BlackRock U.S. Government Bond V.I. Subaccount	BlackRock High Yield V.I. Subaccount	BlackRock International V.I. Subaccount
Net Assets as of January 1, 2011	$38,541,440	$175,906,672	$113,591,593	$131,008,911

Investment income:
Dividends	374,447	4,655,368	8,317,832	3,003,227
Investment expenses:
Mortality and expense risk and other charges	468,886	1,992,628	1,616,812	1,703,984

Net investment income (loss)	(94,439)	2,662,740	6,701,020	1,299,243
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	1,676,375	146,779	(1,419,958)	(16,649,141)

Net realized capital gains (losses) on investments	1,676,375	146,779	(1,419,958)	(16,649,141)
Net change in unrealized appreciation (depreciation)	(6,374,505)	3,829,604	(3,165,625)	(2,461,641)

Net gain (loss) on investment	(4,698,130)	3,976,383	(4,585,583)	(19,110,782)
Increase (decrease) in net assets from operations	(4,792,569)	6,639,123	2,115,437	(17,811,539)

Increase (decrease) in net assets from contract transactions	(4,137,989)	(49,671,226)	(368,951)	(11,258,732)

Total increase (decrease) in net assets	(8,930,558)	(43,032,103)	1,746,486	(29,070,271)

Net Assets as of December 31, 2011	$29,610,882	$132,874,569	$115,338,079	$101,938,640

Investment income:
Dividends	311,796	3,085,873	7,820,567	1,785,649
Investment expenses:
Mortality and expense risk and other charges	403,742	1,746,869	1,634,347	1,397,945

Net investment income (loss)	(91,946)	1,339,004	6,186,220	387,704
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	460,278	—	—
Realized gain (loss) on investments	1,259,600	873,717	(793,696)	(10,062,055)

Net realized capital gains (losses) on investments	1,259,600	1,333,995	(793,696)	(10,062,055)
Net change in unrealized appreciation (depreciation)	2,467,779	(1,405,234)	10,219,075	22,550,012

Net gain (loss) on investment	3,727,379	(71,239)	9,425,379	12,487,957
Increase (decrease) in net assets from operations	3,635,433	1,267,765	15,611,599	12,875,661

Increase (decrease) in net assets from contract transactions	(3,638,631)	(14,343,553)	(11,343,796)	(14,977,599)

Total increase (decrease) in net assets	(3,198)	(13,075,788)	4,267,803	(2,101,938)

Net Assets as of December 31, 2012	$29,607,684	$119,798,781	$119,605,882	$99,836,702

See accompanying notes.

(1)	See footnote 1

27

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	BlackRock Large Cap Core V.I. Subaccount	BlackRock Large Cap Growth V.I. Subaccount	BlackRock Large Cap Value V.I. Subaccount	BlackRock Money Market V.I. Subaccount
Net Assets as of January 1, 2011	$188,186,333	$80,718,554	$93,749,020	$205,207,467

Investment income:
Dividends	2,015,984	627,821	1,119,566	112
Investment expenses:
Mortality and expense risk and other charges	2,475,582	1,048,370	1,179,681	2,601,898

Net investment income (loss)	(459,598)	(420,549)	(60,115)	(2,601,786)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	162,683	—	4,593
Realized gain (loss) on investments	(1,649,392)	2,749,752	2,124,391	—

Net realized capital gains (losses) on investments	(1,649,392)	2,912,435	2,124,391	4,593
Net change in unrealized appreciation (depreciation)	4,682,058	(1,080,964)	(3,339,281)	—

Net gain (loss) on investment	3,032,666	1,831,471	(1,214,890)	4,593
Increase (decrease) in net assets from operations	2,573,068	1,410,922	(1,275,005)	(2,597,193)

Increase (decrease) in net assets from contract transactions	(21,795,392)	(13,010,698)	(15,198,434)	(29,376,390)

Total increase (decrease) in net assets	(19,222,324)	(11,599,776)	(16,473,439)	(31,973,583)

Net Assets as of December 31, 2011	$168,964,009	$69,118,778	$77,275,581	$173,233,884

Investment income:
Dividends	2,424,920	1,000,642	1,129,200	56
Investment expenses:
Mortality and expense risk and other charges	2,337,075	1,009,297	1,067,373	2,173,199

Net investment income (loss)	87,845	(8,655)	61,827	(2,173,143)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	5,178,056	—	5,461
Realized gain (loss) on investments	1,762,434	1,768,123	3,217,732	—

Net realized capital gains (losses) on investments	1,762,434	6,946,179	3,217,732	5,461
Net change in unrealized appreciation (depreciation)	16,398,762	2,341,520	5,613,736	—

Net gain (loss) on investment	18,161,196	9,287,699	8,831,468	5,461
Increase (decrease) in net assets from operations	18,249,041	9,279,044	8,893,295	(2,167,682)

Increase (decrease) in net assets from contract transactions	(20,795,951)	(7,623,786)	(9,189,263)	(26,138,597)

Total increase (decrease) in net assets	(2,546,910)	1,655,258	(295,968)	(28,306,279)

Net Assets as of December 31, 2012	$166,417,099	$70,774,036	$76,979,613	$144,927,605

See accompanying notes.

(1)	See footnote 1

28

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Equity Dividend V.I. Subaccount	BlackRock Value Opportunities V.I. Subaccount	Davis Value Subaccount
Net Assets as of January 1, 2011	$116,452,532	$16,492,049	$160,877,272	$139,265,601

Investment income:
Dividends	1,832,605	324,445	571,507	661,452
Investment expenses:
Mortality and expense risk and other charges	1,513,539	209,171	2,009,511	1,299,923

Net investment income (loss)	319,066	115,274	(1,438,004)	(638,471)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	4,246,776	88,296	—	5,785,095
Realized gain (loss) on investments	(725,835)	99,397	(10,336,530)	8,142,673

Net realized capital gains (losses) on investments	3,520,941	187,693	(10,336,530)	13,927,768
Net change in unrealized appreciation (depreciation)	(3,212,550)	422,859	6,900,993	(17,638,607)

Net gain (loss) on investment	308,391	610,552	(3,435,537)	(3,710,839)
Increase (decrease) in net assets from operations	627,457	725,826	(4,873,541)	(4,349,310)

Increase (decrease) in net assets from contract transactions	(12,593,109)	(2,342,250)	(23,793,532)	(61,547,134)

Total increase (decrease) in net assets	(11,965,652)	(1,616,424)	(28,667,073)	(65,896,444)

Net Assets as of December 31, 2011	$104,486,880	$14,875,625	$132,210,199	$73,369,157

Investment income:
Dividends	2,126,763	332,580	617,303	1,181,687
Investment expenses:
Mortality and expense risk and other charges	1,564,945	202,491	1,828,326	1,059,100

Net investment income (loss)	561,818	130,089	(1,211,023)	122,587
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	2,498,154	11,914	—	4,332,650
Realized gain (loss) on investments	1,218,982	630,425	(5,682,122)	2,435,044

Net realized capital gains (losses) on investments	3,717,136	642,339	(5,682,122)	6,767,694
Net change in unrealized appreciation (depreciation)	10,274,148	735,707	22,153,450	1,215,872

Net gain (loss) on investment	13,991,284	1,378,046	16,471,328	7,983,566
Increase (decrease) in net assets from operations	14,553,102	1,508,135	15,260,305	8,106,153

Increase (decrease) in net assets from contract transactions	(4,658,750)	(1,873,717)	(16,457,667)	(9,432,655)

Total increase (decrease) in net assets	9,894,352	(365,582)	(1,197,362)	(1,326,502)

Net Assets as of December 31, 2012	$114,381,232	$14,510,043	$131,012,837	$72,042,655

See accompanying notes.

(1)	See footnote 1

29

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Dreyfus VIF Appreciation Subaccount	Eaton Vance VT Floating-Rate Income Subaccount	Eaton Vance VT Large-Cap Value Subaccount	Federated Capital Appreciation II Subaccount
Net Assets as of January 1, 2011	$32,360,650	$2,842,473	$70,047,439	$6,336,306

Investment income:
Dividends	498,735	129,753	729,124	41,251
Investment expenses:
Mortality and expense risk and other charges	447,581	43,307	874,283	76,168

Net investment income (loss)	51,154	86,446	(145,159)	(34,917)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	585,291	151,090	195,228	377,815

Net realized capital gains (losses) on investments	585,291	151,090	195,228	377,815
Net change in unrealized appreciation (depreciation)	1,580,474	(214,380)	(4,347,100)	(696,469)

Net gain (loss) on investment	2,165,765	(63,290)	(4,151,872)	(318,654)
Increase (decrease) in net assets from operations	2,216,919	23,156	(4,297,031)	(353,571)

Increase (decrease) in net assets from contract transactions	(2,886,043)	(105,781)	(9,239,524)	(1,283,425)

Total increase (decrease) in net assets	(669,124)	(82,625)	(13,536,555)	(1,636,996)

Net Assets as of December 31, 2011	$31,691,526	$2,759,848	$56,510,884	$4,699,310

Investment income:
Dividends	945,803	116,871	636,437	26,493
Investment expenses:
Mortality and expense risk and other charges	389,027	39,686	714,789	67,888

Net investment income (loss)	556,776	77,185	(78,352)	(41,395)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	31,561	—	269,802
Realized gain (loss) on investments	2,236,657	14,346	562,848	171,998

Net realized capital gains (losses) on investments	2,236,657	45,907	562,848	441,800
Net change in unrealized appreciation (depreciation)	(38,478)	33,225	6,639,716	(4,085)

Net gain (loss) on investment	2,198,179	79,132	7,202,564	437,715
Increase (decrease) in net assets from operations	2,754,955	156,317	7,124,212	396,320

Increase (decrease) in net assets from contract transactions	(8,080,442)	(37,012)	(17,792,842)	(535,167)

Total increase (decrease) in net assets	(5,325,487)	119,305	(10,668,630)	(138,847)

Net Assets as of December 31, 2012	$26,366,039	$2,879,153	$45,842,254	$4,560,463

See accompanying notes.

(1)	See footnote 1

30

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Federated Kaufmann II Subaccount	Templeton Foreign Securities Subaccount	Templeton Growth Securities Subaccount	Janus Aspen Forty Subaccount
Net Assets as of January 1, 2011	$31,738,443	$8,760,663	$3,212,402	$7,239,649

Investment income:
Dividends	321,481	139,984	40,663	13,718
Investment expenses:
Mortality and expense risk and other charges	394,252	114,415	43,124	82,755

Net investment income (loss)	(72,771)	25,569	(2,461)	(69,037)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(351,486)	(544,655)	(224,932)	566,886

Net realized capital gains (losses) on investments	(351,486)	(544,655)	(224,932)	566,886
Net change in unrealized appreciation (depreciation)	(3,864,343)	(437,658)	(11,186)	(936,405)

Net gain (loss) on investment	(4,215,829)	(982,313)	(236,118)	(369,519)
Increase (decrease) in net assets from operations	(4,288,600)	(956,744)	(238,579)	(438,556)

Increase (decrease) in net assets from contract transactions	(4,811,794)	(801,805)	(254,315)	(2,534,141)

Total increase (decrease) in net assets	(9,100,394)	(1,758,549)	(492,894)	(2,972,697)

Net Assets as of December 31, 2011	$22,638,049	$7,002,114	$2,719,508	$4,266,952

Investment income:
Dividends	—	218,080	54,972	26,444
Investment expenses:
Mortality and expense risk and other charges	331,299	100,621	38,618	66,161

Net investment income (loss)	(331,299)	117,459	16,354	(39,717)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	1,034,218	130,990	(240,694)	202,625

Net realized capital gains (losses) on investments	1,034,218	130,990	(240,694)	202,625
Net change in unrealized appreciation (depreciation)	2,734,796	849,311	713,002	753,722

Net gain (loss) on investment	3,769,014	980,301	472,308	956,347
Increase (decrease) in net assets from operations	3,437,715	1,097,760	488,662	916,630

Increase (decrease) in net assets from contract transactions	(2,883,787)	(1,101,045)	(454,262)	(499,280)

Total increase (decrease) in net assets	553,928	(3,285)	34,400	417,350

Net Assets as of December 31, 2012	$23,191,977	$6,998,829	$2,753,908	$4,684,302

See accompanying notes.

(1)	See footnote 1

31

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Janus Aspen- Enterprise Subaccount	MFS® Growth Series Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Main Street Subaccount
Net Assets as of January 1, 2011	$1,366,424	$66,096,740	$1,327,691	$626,910

Investment income:
Dividends	—	120,092	1,369	3,371
Investment expenses:
Mortality and expense risk and other charges	18,792	877,242	17,950	8,220

Net investment income (loss)	(18,792)	(757,150)	(16,581)	(4,849)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	143,649	1,408,673	(42,951)	(42,857)

Net realized capital gains (losses) on investments	143,649	1,408,673	(42,951)	(42,857)
Net change in unrealized appreciation (depreciation)	(165,548)	(1,599,331)	18,330	32,884

Net gain (loss) on investment	(21,899)	(190,658)	(24,621)	(9,973)
Increase (decrease) in net assets from operations	(40,691)	(947,808)	(41,202)	(14,822)

Increase (decrease) in net assets from contract transactions	(205,353)	(6,703,228)	(26,663)	(183,228)

Total increase (decrease) in net assets	(246,044)	(7,651,036)	(67,865)	(198,050)

Net Assets as of December 31, 2011	$1,120,380	$58,445,704	$1,259,826	$428,860

Investment income:
Dividends	—	—	5,541	2,662
Investment expenses:
Mortality and expense risk and other charges	9,249	873,398	18,293	6,188

Net investment income (loss)	(9,249)	(873,398)	(12,752)	(3,526)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	167,900	2,127,366	(8,119)	56,832

Net realized capital gains (losses) on investments	167,900	2,127,366	(8,119)	56,832
Net change in unrealized appreciation (depreciation)	(31,783)	7,762,567	174,147	8,293

Net gain (loss) on investment	136,117	9,889,933	166,028	65,125
Increase (decrease) in net assets from operations	126,868	9,016,535	153,276	61,599

Increase (decrease) in net assets from contract transactions	(743,142)	(5,476,087)	(162,619)	(51,478)

Total increase (decrease) in net assets	(616,274)	3,540,448	(9,343)	10,121

Net Assets as of December 31, 2012	$504,106	$61,986,152	$1,250,483	$438,981

See accompanying notes.

(1)	See footnote 1

32

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Oppenheimer Main Street Small & Mid-Cap Subaccount	PIMCO CommodityRealReturn® Strategy Subaccount	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount
Net Assets as of January 1, 2011	$2,693,891	$17,021,762	$29,725,617	$39,541,487

Investment income:
Dividends	10,353	2,277,188	492,308	841,976
Investment expenses:
Mortality and expense risk and other charges	34,642	241,814	436,863	586,921

Net investment income (loss)	(24,289)	2,035,374	55,445	255,055
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	1,062,824
Realized gain (loss) on investments	9,737	569,530	24,548	1,277,574

Net realized capital gains (losses) on investments	9,737	569,530	24,548	2,340,398
Net change in unrealized appreciation (depreciation)	(77,943)	(3,967,460)	(225,279)	1,158,208

Net gain (loss) on investment	(68,206)	(3,397,930)	(200,731)	3,498,606
Increase (decrease) in net assets from operations	(92,495)	(1,362,556)	(145,286)	3,753,661

Increase (decrease) in net assets from contract transactions	(276,276)	(1,667,301)	(2,394,758)	(6,787,264)

Total increase (decrease) in net assets	(368,771)	(3,029,857)	(2,540,044)	(3,033,603)

Net Assets as of December 31, 2011	$2,325,120	$13,991,905	$27,185,573	$36,507,884

Investment income:
Dividends	7,900	404,915	762,518	520,688
Investment expenses:
Mortality and expense risk and other charges	33,527	222,930	609,081	694,172

Net investment income (loss)	(25,627)	181,985	153,437	(173,484)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	471,799	—	2,740,208
Realized gain (loss) on investments	156,209	(299,098)	95,643	1,732,285

Net realized capital gains (losses) on investments	156,209	172,701	95,643	4,472,493
Net change in unrealized appreciation (depreciation)	235,570	239,399	1,347,707	(1,165,267)

Net gain (loss) on investment	391,779	412,100	1,443,350	3,307,226
Increase (decrease) in net assets from operations	366,152	594,085	1,596,787	3,133,742

Increase (decrease) in net assets from contract transactions	(206,836)	(77,395)	20,002,764	13,793,680

Total increase (decrease) in net assets	159,316	516,690	21,599,551	16,927,422

Net Assets as of December 31, 2012	$2,484,436	$14,508,595	$48,785,124	$53,435,306

See accompanying notes.

(1)	See footnote 1

33

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	PIMCO Total Return Subaccount	Pioneer Emerging Markets VCT Subaccount	Pioneer Fund VCT Subaccount	Pioneer High Yield VCT Subaccount
Net Assets as of January 1, 2011	$475,731,158	$6,618,791	$1,130,806	$2,979,049

Investment income:
Dividends	11,738,794	—	11,590	150,385
Investment expenses:
Mortality and expense risk and other charges	6,351,736	86,036	13,530	40,313

Net investment income (loss)	5,387,058	(86,036)	(1,940)	110,072
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	6,049,933	—	55,170	—
Realized gain (loss) on investments	6,205,829	375,191	74,199	72,534

Net realized capital gains (losses) on investments	12,255,762	375,191	129,369	72,534
Net change in unrealized appreciation (depreciation)	(8,040,202)	(2,029,830)	(166,953)	(284,318)

Net gain (loss) on investment	4,215,560	(1,654,639)	(37,584)	(211,784)
Increase (decrease) in net assets from operations	9,602,618	(1,740,675)	(39,524)	(101,712)

Increase (decrease) in net assets from contract transactions	(68,005,549)	478,468	(276,032)	(262,911)

Total increase (decrease) in net assets	(58,402,931)	(1,262,207)	(315,556)	(364,623)

Net Assets as of December 31, 2011	$417,328,227	$5,356,584	$815,250	$2,614,426

Investment income:
Dividends	11,519,134	11,178	9,860	137,606
Investment expenses:
Mortality and expense risk and other charges	6,426,777	76,876	11,072	36,999

Net investment income (loss)	5,092,357	(65,698)	(1,212)	100,607
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	8,720,869	165,365	25,804	102,306
Realized gain (loss) on investments	6,339,450	90,165	(19,636)	25,944

Net realized capital gains (losses) on investments	15,060,319	255,530	6,168	128,250
Net change in unrealized appreciation (depreciation)	14,086,420	304,019	63,449	117,172

Net gain (loss) on investment	29,146,739	559,549	69,617	245,422
Increase (decrease) in net assets from operations	34,239,096	493,851	68,405	346,029

Increase (decrease) in net assets from contract transactions	12,055,212	(542,782)	(103,525)	(318,756)

Total increase (decrease) in net assets	46,294,308	(48,931)	(35,120)	27,273

Net Assets as of December 31, 2012	$463,622,535	$5,307,653	$780,130	$2,641,699

See accompanying notes.

(1)	See footnote 1

34

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Pioneer Real Estate Shares VCT Subaccount	Columbia Variable Portfolio Select Smaller-Cap Value Subaccount(1)	TA AllianceBernstein Dynamic Allocation Subaccount	TA WMC Diversified Growth Subaccount
Net Assets as of January 1, 2011	$1,321,269	$—	$188,580	$81,718,176

Investment income:
Dividends	32,260	—	1,405	261,156
Investment expenses:
Mortality and expense risk and other charges	21,815	130,422	2,701	1,192,584

Net investment income (loss)	10,445	(130,422)	(1,296)	(931,428)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	158,271	(139,153)	8,320	45,186

Net realized capital gains (losses) on investments	158,271	(139,153)	8,320	45,186
Net change in unrealized appreciation (depreciation)	(55,122)	(1,122,827)	(6,716)	(3,224,660)

Net gain (loss) on investment	103,149	(1,261,980)	1,604	(3,179,474)
Increase (decrease) in net assets from operations	113,594	(1,392,402)	308	(4,110,902)

Increase (decrease) in net assets from contract transactions	(55,594)	10,739,116	(23,888)	(626,991)

Total increase (decrease) in net assets	58,000	9,346,714	(23,580)	(4,737,893)

Net Assets as of December 31, 2011	$1,379,269	$9,346,714	$165,000	$76,980,283

Investment income:
Dividends	35,078	—	1,167	84,071
Investment expenses:
Mortality and expense risk and other charges	24,475	149,635	2,506	1,104,344

Net investment income (loss)	10,603	(149,635)	(1,339)	(1,020,273)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	65,632	(36,902)	3,636	2,064,193

Net realized capital gains (losses) on investments	65,632	(36,902)	3,636	2,064,193
Net change in unrealized appreciation (depreciation)	130,749	1,601,725	4,314	8,070,315

Net gain (loss) on investment	196,381	1,564,823	7,950	10,134,508
Increase (decrease) in net assets from operations	206,984	1,415,188	6,611	9,114,235

Increase (decrease) in net assets from contract transactions	105,525	(1,982,268)	(6,779)	(18,040,074)

Total increase (decrease) in net assets	312,509	(567,080)	(168)	(8,925,839)

Net Assets as of December 31, 2012	$1,691,778	$8,779,634	$164,832	$68,054,444

See accompanying notes.

(1)	See footnote 1

35

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA Morgan Stanley Mid-Cap Growth Subaccount(1)	TA Systematic Small/Mid Cap Value Subaccount	TA AEGON Tactical Vanguard ETF - Balanced Subaccount(1)	TA AEGON Tactical Vanguard ETF - Conservative Subaccount(1)
Net Assets as of January 1, 2011	$—	$11,283,903	$—	$—

Investment income:
Dividends	—	4,367	—	—
Investment expenses:
Mortality and expense risk and other charges	—	161,827	—	—

Net investment income (loss)	—	(157,460)	—	—
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	—	470,224	—	—

Net realized capital gains (losses) on investments	—	470,224	—	—
Net change in unrealized appreciation (depreciation)	—	(576,883)	—	—

Net gain (loss) on investment	—	(106,659)	—	—
Increase (decrease) in net assets from operations	—	(264,119)	—	—

Increase (decrease) in net assets from contract transactions	25,874,699	(447,682)	—	—

Total increase (decrease) in net assets	25,874,699	(711,801)	—	—

Net Assets as of December 31, 2011	$25,874,699	$10,572,102	$—	$—

Investment income:
Dividends	—	32,109	131	28
Investment expenses:
Mortality and expense risk and other charges	421,299	162,718	2,101	258

Net investment income (loss)	(421,299)	(130,609)	(1,970)	(230)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	1,448,406	2,866,585	98	38
Realized gain (loss) on investments	443,504	(114,254)	39	—

Net realized capital gains (losses) on investments	1,891,910	2,752,331	137	38
Net change in unrealized appreciation (depreciation)	665,119	(1,131,346)	11,071	588

Net gain (loss) on investment	2,557,029	1,620,985	11,208	626
Increase (decrease) in net assets from operations	2,135,730	1,490,376	9,238	396

Increase (decrease) in net assets from contract transactions	360,578	(1,121,079)	641,065	118,675

Total increase (decrease) in net assets	2,496,308	369,297	650,303	119,071

Net Assets as of December 31, 2012	$28,371,007	$10,941,399	$650,303	$119,071

See accompanying notes.

(1)	See footnote 1

36

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA AEGON Tactical Vanguard ETF-Growth Subaccount(1)	TA Legg Mason Dynamic Allocation- Balanced Subaccount(1)	TA Legg Mason Dynamic Allocation- Growth Subaccount(1)	TA Vanguard ETF Index-Balanced Subaccount(1)
Net Assets as of January 1, 2011	$—	$—	$—	$—

Investment income:
Dividends	—	—	—	—
Investment expenses:
Mortality and expense risk and other charges	—	—	—	—

Net investment income (loss)	—	—	—	—
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	—	—	—	—

Net realized capital gains (losses) on investments	—	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—	—

Net gain (loss) on investment	—	—	—	—
Increase (decrease) in net assets from operations	—	—	—	—

Increase (decrease) in net assets from contract transactions	—	—	—	—

Total increase (decrease) in net assets	—	—	—	—

Net Assets as of December 31, 2011	$—	$—	$—	$—

Investment income:
Dividends	24	—	—	49
Investment expenses:
Mortality and expense risk and other charges	29	62	36	164

Net investment income (loss)	(5)	(62)	(36)	(115)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	99
Realized gain (loss) on investments	1	—	(266)	(1)

Net realized capital gains (losses) on investments	1	—	(266)	98
Net change in unrealized appreciation (depreciation)	256	302	—	979

Net gain (loss) on investment	257	302	(266)	1,077
Increase (decrease) in net assets from operations	252	240	(302)	962

Increase (decrease) in net assets from contract transactions	3,462	43,680	302	79,874

Total increase (decrease) in net assets	3,714	43,920	—	80,836

Net Assets as of December 31, 2012	$3,714	$43,920	$—	$80,836

See accompanying notes.

(1)	See footnote 1

37

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA Vanguard ETF Index - Conservative Subaccount(1)	TA Vanguard ETF Index - Growth Subaccount(1)	TA PIMCO Tactical Growth Subaccount(1)	TA PIMCO Tactical Conservative Subaccount(1)
Net Assets as of January 1, 2011	$—	$—	$—	$—

Investment income:
Dividends	—	—	—	—
Investment expenses:
Mortality and expense risk and other charges	—	—	—	—

Net investment income (loss)	—	—	—	—
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	—	—	—	—

Net realized capital gains (losses) on investments	—	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—	—

Net gain (loss) on investment	—	—	—	—
Increase (decrease) in net assets from operations	—	—	—	—

Increase (decrease) in net assets from contract transactions	—	—	—	—

Total increase (decrease) in net assets	—	—	—	—

Net Assets as of December 31, 2011	$—	$—	$—	$—

Investment income:
Dividends	1,210	—	—	—
Investment expenses:
Mortality and expense risk and other charges	715	10	—	421

Net investment income (loss)	495	(10)	—	(421)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	1,082	—	—	—
Realized gain (loss) on investments	(3)	421	—	2

Net realized capital gains (losses) on investments	1,079	421	—	2
Net change in unrealized appreciation (depreciation)	557	—	—	2,496

Net gain (loss) on investment	1,636	421	—	2,498
Increase (decrease) in net assets from operations	2,131	411	—	2,077

Increase (decrease) in net assets from contract transactions	261,250	(411)	—	213,186

Total increase (decrease) in net assets	263,381	—	—	215,263

Net Assets as of December 31, 2012	$263,381	$—	$—	$215,263

See accompanying notes.

(1)	See footnote 1

38

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA PIMCO Tactical Balanced Subaccount(1)	TA Market Participation Strategy Subaccount(1)	Wanger International Subaccount	Wanger USA Subaccount
Net Assets as of January 1, 2011	$—	$—	$31,407,543	$11,219,245

Investment income:
Dividends	—	—	1,403,459	—
Investment expenses:
Mortality and expense risk and other charges	—	—	437,784	159,491

Net investment income (loss)	—	—	965,675	(159,491)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	715,665	953,033
Realized gain (loss) on investments	—	—	1,857	576,413

Net realized capital gains (losses) on investments	—	—	717,522	1,529,446
Net change in unrealized appreciation (depreciation)	—	—	(6,418,618)	(1,720,313)

Net gain (loss) on investment	—	—	(5,701,096)	(190,867)
Increase (decrease) in net assets from operations	—	—	(4,735,421)	(350,358)

Increase (decrease) in net assets from contract transactions	—	—	(1,106,590)	(891,450)

Total increase (decrease) in net assets	—	—	(5,842,011)	(1,241,808)

Net Assets as of December 31, 2011	$—	$—	$25,565,532	$9,977,437

Investment income:
Dividends	—	—	334,127	32,129
Investment expenses:
Mortality and expense risk and other charges	—	—	414,274	153,176

Net investment income (loss)	—	—	(80,147)	(121,047)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	2,494,354	486,859
Realized gain (loss) on investments	—	—	(872,916)	440,060

Net realized capital gains (losses) on investments	—	—	1,621,438	926,919
Net change in unrealized appreciation (depreciation)	—	—	3,498,325	934,896

Net gain (loss) on investment	—	—	5,119,763	1,861,815
Increase (decrease) in net assets from operations	—	—	5,039,616	1,740,768

Increase (decrease) in net assets from contract transactions	—	—	(3,071,577)	(1,487,576)

Total increase (decrease) in net assets	—	—	1,968,039	253,192

Net Assets as of December 31, 2012	$—	$—	$27,533,571	$10,230,629

See accompanying notes.

(1)	See footnote 1

39

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies

Organization

Merrill Lynch Life Variable Annuity Separate Account A (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), a wholly-owned subsidiary of AEGON USA, LLC (AUSA). AUSA is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specific individual subaccounts is available to contract owners of Merrill Lynch Investor Choice Annuity®, Merrill Lynch Retirement Plus®, Merrill Lynch Retirement Power®, and Merrill Lynch Retirement Optimizer®.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AIM Variable Insurance Funds—(Invesco Variable Insurance Funds)—Series I Shares	AIM Variable Insurance Funds—(Invesco Variable Insurance Funds)—Series I Shares
Invesco Van Kampen V.I. Value Opportunities	Invesco Van Kampen V.I. Value Opportunities Fund
Invesco V.I. Core Equity	Invesco V.I. Core Equity Fund
Invesco V.I. International Growth	Invesco V.I. International Growth Fund
Invesco V.I. Mid Cap Core Equity	Invesco V.I. Mid Cap Core Equity Fund
Invesco Van Kampen V.I. American Franchise	Invesco Van Kampen V.I. American Franchise Fund
Invesco Van Kampen V.I. Comstock	Invesco Van Kampen V.I. Comstock Fund
AllianceBernstein Variable Products Series Fund, Inc.-Class A	AllianceBernstein Variable Products Series Fund, Inc.-Class A
AllianceBernstein International Value	AllianceBernstein International Value Portfolio
AllianceBernstein Global Thematic Growth	AllianceBernstein Global Thematic Growth Portfolio
AllianceBernstein Growth and Income	AllianceBernstein Growth and Income Portfolio
AllianceBernstein Large Cap Growth	AllianceBernstein Large Cap Growth Portfolio
AllianceBernstein Small/Mid Cap Value	AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Value	AllianceBernstein Value Portfolio
American Century Variable Portfolios, Inc.-Class I	American Century Variable Portfolios, Inc.-Class I
American Century VP International	American Century VP International Fund
American Century VP Ultra®	American Century VP Ultra® Fund
American Funds Insurance Series-Class 2 Shares	American Funds Insurance Series-Class 2 Shares
American Funds Asset Allocation	American Funds Asset Allocation Fund
American Funds Bond	American Funds Bond Fund
American Funds Growth	American Funds Growth Fund
American Funds Growth-Income	American Funds Growth-Income Fund
American Funds International	American Funds International Fund

40

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund
BlackRock Variable Series Funds, Inc.-Class I Shares	BlackRock Variable Series Funds, Inc.-Class I Shares
BlackRock Balanced Capital V.I.	BlackRock Balanced Capital V.I. Fund
BlackRock Basic Value V.I.	BlackRock Basic Value V.I. Fund
BlackRock Total Return V.I.	BlackRock Total Return V.I. Fund
BlackRock Capital Appreciation V.I.	BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I.	BlackRock Global Allocation V.I. Fund
BlackRock Global Opportunities V.I. *	BlackRock Global Opportunities V.I. Fund
BlackRock U.S. Government Bond V.I.	BlackRock U.S. Government Bond V.I. Fund
BlackRock High Yield V.I.	BlackRock High Yield V.I. Fund
BlackRock International V.I.	BlackRock International V.I. Fund
BlackRock Large Cap Core V.I.	BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I.	BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I.	BlackRock Large Cap Value V.I. Fund
BlackRock Money Market V.I.	BlackRock Money Market V.I. Fund
BlackRock S&P 500 Index V.I.	BlackRock S&P 500 Index V.I. Fund
BlackRock Equity Dividend V.I.	BlackRock Equity Dividend V.I. Fund
BlackRock Value Opportunities V.I.	BlackRock Value Opportunities V.I. Fund
Davis Variable Account Fund, Inc.	Davis Variable Account Fund, Inc.
Davis Value	Davis Value Portfolio
Dreyfus Variable Investment Fund-Service Class	Dreyfus Variable Investment Fund-Service Class
Dreyfus VIF Appreciation	Dreyfus VIF Appreciation Portfolio
Eaton Vance Variable Trust	Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income	Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Large-Cap Value	Eaton Vance VT Large-Cap Value Fund
Federated Insurance Series-Primary Class Shares	Federated Insurance Series-Primary Class Shares
Federated Capital Appreciation II	Federated Capital Appreciation Fund II
Federated Kaufmann II	Federated Kaufmann Fund II
Franklin Templeton Variable Insurance Products Trust Class 2 Shares	Franklin Templeton Variable Insurance Products Trust Class 2 Shares
Templeton Foreign Securities	Templeton Foreign Securities Fund
Templeton Growth Securities	Templeton Growth Securities Fund
Janus Aspen Series-Service Shares	Janus Aspen Series-Service Shares
Janus Aspen Forty	Janus Aspen Forty Portfolio
Janus Aspen-Enterprise	Janus Aspen-Enterprise Portfolio
MFS® Variable Insurance TrustSM-Initial Class	MFS® Variable Insurance Trust-Initial Class
MFS® Growth Series	MFS® Growth Series
Oppenheimer Variable Account Funds-Service Class	Oppenheimer Variable Account Funds-Service Class
Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street	Oppenheimer Main Street Fund®/VA
Oppenheimer Main Street Small & Mid-Cap	Oppenheimer Main Street Small & Mid-Cap Fund®/VA

41

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund
PIMCO Variable Insurance Trust-Administrative Class Shares	PIMCO Variable Insurance Trust-Administrative Class Shares
PIMCO CommodityRealReturn® Strategy	PIMCO CommodityRealReturn® Strategy Portfolio
PIMCO Low Duration	PIMCO Low Duration Portfolio
PIMCO Real Return	PIMCO Real Return Portfolio
PIMCO Total Return	PIMCO Total Return Portfolio
Pioneer Variable Contracts Trust-Class II Shares	Pioneer Variable Contracts Trust-Class II Shares
Pioneer Emerging Markets VCT	Pioneer Emerging Markets VCT Portfolio
Pioneer Fund VCT	Pioneer Fund VCT Portfolio
Pioneer High Yield VCT	Pioneer High Yield VCT Portfolio
Pioneer Real Estate Shares VCT	Pioneer Real Estate Shares VCT Portfolio
Columbia Funds Variable Series Trust II – Class 1	Columbia Funds Variable Series Trust II – Class 1
Columbia Variable Portfolio Select Smaller-Cap Value	Columbia Variable Portfolio Select Smaller-Cap Value
Transamerica Series Trust-Service Class	Transamerica Series Trust-Service Class
TA AllianceBernstein Dynamic Allocation	Transamerica AllianceBernstein Dynamic Allocation VP
TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP
TA AEGON Tactical Vanguard ETF—Balanced	Transamerica AEGON Active Asset Allocation—Moderate VP
TA AEGON Tactical Vanguard ETF—Conservative	Transamerica AEGON Active Asset Allocation—Conservative VP
TA AEGON Tactical Vanguard ETF—Growth	Transamerica AEGON Active Asset Allocation—Moderate Growth VP
TA Legg Mason Dynamic Allocation—Balanced	Transamerica Legg Mason Dynamic Allocation—Balanced VP
TA Legg Mason Dynamic Allocation—Growth	Transamerica Legg Mason Dynamic Allocation— Growth VP
TA Vanguard ETF Index—Balanced	Transamerica Index 50 VP
TA Vanguard ETF Index—Conservative	Transamerica Index 35 VP
TA Vanguard ETF Index—Growth	Transamerica Index 75 VP
TA PIMCO Tactical Growth	Transamerica PIMCO Tactical—Growth VP
TA PIMCO Tactical Conservative	Transamerica PIMCO Tactical—Conservative VP
TA PIMCO Tactical Balanced	Transamerica PIMCO Tactical—Balanced VP
TA Market Participation Strategy	Transamerica Market Participation Strategy VP
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA

*	Multiple share classes are combined on the financial statement pages

42

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued)

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA PIMCO Tactical Growth	September 17, 2012
TA PIMCO Tactical Conservative	September 17, 2012
TA PIMCO Tactical Balanced	September 17, 2012
TA Market Participation Strategy	September 17, 2012
TA AEGON Tactical Vanguard ETF—Balanced	May 1, 2012
TA AEGON Tactical Vanguard ETF—Conservative	May 1, 2012
TA AEGON Tactical Vanguard ETF—Growth	May 1, 2012
TA Legg Mason Dynamic Allocation—Balanced	May 1, 2012
TA Legg Mason Dynamic Allocation—Growth	May 1, 2012
TA Vanguard ETF Index—Balanced	May 1, 2012
TA Vanguard ETF Index—Conservative	May 1, 2012
TA Vanguard ETF Index—Growth	May 1, 2012
TA Morgan Stanley Mid-Cap Growth	December 30, 2011
Columbia Variable Portfolio Select Smaller-Cap Value	March 11, 2011
Pioneer Real Estate Shares VCT	May 1, 2008
TA AllianceBernstein Dynamic Allocation	May 1, 2008
TA Systematic Small/Mid Cap Value	May 1, 2008
TA WMC Diversified Growth	May 1, 2008

The following subaccount name changes were made effective during the fiscal year ended December 31, 2012:

Subaccount	Formerly
Invesco Van Kampen V.I. Value Opportunities	Invesco V.I. Basic Value
Invesco Van Kampen V.I. American Franchise	Invesco Van Kampen V.I. Capital Growth

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
Invesco Van Kampen V.I. American Franchise	Invesco V.I. Capital Appreciation

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2012.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

43

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued)

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Separate Account was January 1, 2012. The adoption did not have a material impact on the financial statements.

44

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2012 were as follows:

Subaccount	Purchases	Sales
Invesco Van Kampen V.I. Value Opportunities	$4,036	$260,026
Invesco V.I. Core Equity	1,400,359	6,412,210
Invesco V.I. International Growth	273,064	3,934,206
Invesco V.I. Mid Cap Core Equity	392,481	500,075
Invesco Van Kampen V.I. American Franchise	19,533,274	2,410,444
Invesco Van Kampen V.I. Comstock	3,483,543	35,154,444
AllianceBernstein International Value	310,038	204,599
AllianceBernstein Global Thematic Growth	455,273	1,080,221
AllianceBernstein Growth and Income	604,733	1,889,153
AllianceBernstein Large Cap Growth	532,204	11,898,637
AllianceBernstein Small/Mid Cap Value	401,730	1,293,087
AllianceBernstein Value	35,449	223,340
American Century VP International	684,085	4,858,437
American Century VP Ultra®	1,175,174	845,969
American Funds Asset Allocation	971,108	2,254,041
American Funds Bond	1,714,637	1,362,294
American Funds Growth	966,644	4,992,287
American Funds Growth-Income	1,014,805	3,256,447
American Funds International	4,864,798	26,806,341
BlackRock Balanced Capital V.I.	400,362	3,107,868
BlackRock Basic Value V.I.	5,063,272	33,237,793
BlackRock Total Return V.I.	8,860,172	22,907,055
BlackRock Capital Appreciation V.I.	9,845,358	43,555,592
BlackRock Global Allocation V.I.	13,142,349	66,269,621
BlackRock Global Opportunities V.I.	1,139,250	4,869,843
BlackRock U.S. Government Bond V.I.	8,445,916	20,899,885
BlackRock High Yield V.I.	11,190,434	16,191,227
BlackRock International V.I.	2,634,722	17,224,612
BlackRock Large Cap Core V.I.	3,417,094	24,125,204
BlackRock Large Cap Growth V.I.	8,144,564	10,598,949
BlackRock Large Cap Value V.I.	2,345,557	11,472,981
BlackRock Money Market V.I.	18,842,448	47,148,784
BlackRock S&P 500 Index V.I.	12,022,660	13,621,834
BlackRock Equity Dividend V.I.	469,995	2,201,707
BlackRock Value Opportunities V.I.	1,517,228	19,185,920
Davis Value	6,720,973	11,698,376
Dreyfus VIF Appreciation	3,344,390	10,868,060

45

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

2. Investments (continued)

Subaccount	Purchases	Sales
Eaton Vance VT Floating-Rate Income	$616,596	$544,866
Eaton Vance VT Large-Cap Value	2,581,701	20,452,886
Federated Capital Appreciation II	622,178	928,941
Federated Kaufmann II	561,314	3,776,402
Templeton Foreign Securities	601,092	1,584,688
Templeton Growth Securities	119,631	557,540
Janus Aspen Forty	339,573	878,570
Janus Aspen-Enterprise	15,374	767,767
MFS® Growth Series	2,081,753	8,431,228
Oppenheimer Capital Appreciation	54,734	230,104
Oppenheimer Main Street	95,028	150,031
Oppenheimer Main Street Small & Mid-Cap	208,475	440,937
PIMCO CommodityRealReturn® Strategy	2,845,429	2,269,039
PIMCO Low Duration	25,526,025	5,369,830
PIMCO Real Return	25,622,943	9,262,867
PIMCO Total Return	83,819,685	57,947,994
Pioneer Emerging Markets VCT	713,533	1,156,649
Pioneer Fund VCT	159,685	238,614
Pioneer High Yield VCT	482,111	597,959
Pioneer Real Estate Shares VCT	458,357	342,228
Columbia Variable Portfolio Select Smaller-Cap Value	231,221	2,363,118
TA AllianceBernstein Dynamic Allocation	7,494	15,610
TA WMC Diversified Growth	5,994,249	25,054,593
TA Morgan Stanley Mid-Cap Growth	6,727,658	5,381,180
TA Systematic Small/Mid Cap Value	4,148,740	2,533,845
TA AEGON Tactical Vanguard ETF—Balanced	642,390	3,197
TA AEGON Tactical Vanguard ETF—Conservative	120,573	2,090
TA AEGON Tactical Vanguard ETF—Growth	3,498	41
TA Legg Mason Dynamic Allocation—Balanced	43,689	71
TA Legg Mason Dynamic Allocation—Growth	12,999	12,733
TA Vanguard ETF Index—Balanced	80,041	182
TA Vanguard ETF Index—Conservative	264,751	1,924
TA Vanguard ETF Index—Growth	30,445	30,866
TA PIMCO Tactical Growth	10	10
TA PIMCO Tactical Conservative	213,188	423
TA PIMCO Tactical Balanced	10	10
TA Market Participation Strategy	10	10
Wanger International	4,708,341	5,365,706
Wanger USA	988,106	2,109,880

46

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

3. Change in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Invesco Van Kampen V.I. Value Opportunities	—	(25,096)	(25,096)	—	7,136	7,136
Invesco V.I. Core Equity	421,741	(826,369)	(404,628)	426,060	(1,056,348)	(630,288)
Invesco V.I. International Growth	3,728,644	(4,057,204)	(328,560)	3,474,430	(3,717,928)	(243,498)
Invesco V.I. Mid Cap Core Equity	805	(7,010)	(6,205)	1,624	(45,896)	(44,272)
Invesco Van Kampen V.I. American Franchise	2,239,444	(560,169)	1,679,275	908,158	(1,046,050)	(137,892)
Invesco Van Kampen V.I. Comstock	3,335,948	(5,924,757)	(2,588,809)	6,961,116	(3,372,197)	3,588,919
AllianceBernstein International Value	—	18,015	18,015	2,159	(4,996)	(2,837)
AllianceBernstein Global Thematic Growth	86,928	(176,142)	(89,214)	251,285	(496,105)	(244,820)
AllianceBernstein Growth and Income	841,323	(941,049)	(99,726)	919,442	(1,065,594)	(146,152)
AllianceBernstein Large Cap Growth	229,719	(977,378)	(747,659)	1,686,825	(2,522,562)	(835,737)
AllianceBernstein Small/Mid Cap Value	129	(70,090)	(69,961)	2,594	17,573	20,167
AllianceBernstein Value	387	(19,275)	(18,888)	701	(9,452)	(8,751)
American Century VP International	123,105	(494,513)	(371,408)	557,804	(1,051,106)	(493,302)
American Century VP Ultra®	171,071	(136,890)	34,181	143,149	(189,775)	(46,626)
American Funds Asset Allocation	—	(96,863)	(96,863)	1,893	(193,569)	(191,676)
American Funds Bond	14,908	6,723	21,631	4,075	(299,453)	(295,378)
American Funds Growth	12,870	(280,546)	(267,676)	11,814	(708,132)	(696,318)
American Funds Growth-Income	10,245	(196,388)	(186,143)	5,590	(253,206)	(247,616)
American Funds International	46,645	(1,501,401)	(1,454,756)	36,034	(776,319)	(740,285)
BlackRock Balanced Capital V.I.	10,577	(130,783)	(120,206)	4,719	(152,359)	(147,640)
BlackRock Basic Value V.I.	3,974,717	(4,941,269)	(966,552)	3,458,359	(4,589,107)	(1,130,748)
BlackRock Total Return V.I.	1,260,087	(2,010,252)	(750,165)	1,049,189	(2,111,382)	(1,062,193)
BlackRock Capital Appreciation V.I.	9,447,747	(12,417,159)	(2,969,412)	8,502,867	(11,004,839)	(2,501,972)
BlackRock Global Allocation V.I.	888,778	(2,799,443)	(1,910,665)	1,684,069	(3,084,987)	(1,400,918)
BlackRock Global Opportunities V.I.	184,239	(466,746)	(282,507)	121,012	(408,134)	(287,122)
BlackRock U.S. Government Bond V.I.	3,941,691	(4,637,638)	(695,947)	3,092,157	(5,648,518)	(2,556,361)
BlackRock High Yield V.I.	293,927	(668,333)	(374,406)	678,064	(706,531)	(28,467)
BlackRock International V.I.	2,015,503	(3,005,546)	(990,043)	2,495,684	(3,172,177)	(676,493)

47

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

3. Change in Units (continued)

	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock Large Cap Core V.I.	158,086	(813,527)	(655,441)	172,970	(921,491)	(748,521)
BlackRock Large Cap Growth V.I.	404,498	(1,095,622)	(691,124)	517,313	(1,784,994)	(1,267,681)
BlackRock Large Cap Value V.I.	176,668	(819,125)	(642,457)	303,386	(1,373,670)	(1,070,284)
BlackRock Money Market V.I.	4,719,880	(6,698,821)	(1,978,941)	6,504,964	(8,689,248)	(2,184,284)
BlackRock S&P 500 Index V.I.	1,973,603	(2,189,620)	(216,017)	1,755,512	(2,566,301)	(810,789)
BlackRock Equity Dividend V.I.	5,766	(62,462)	(56,696)	1,781	(78,143)	(76,362)
BlackRock Value Opportunities V.I.	355,807	(767,431)	(411,624)	418,675	(1,026,037)	(607,362)
Davis Value	1,716,972	(2,536,351)	(819,379)	2,183,829	(7,492,969)	(5,309,140)
Dreyfus VIF Appreciation	12,435	(565,197)	(552,762)	20,313	(244,161)	(223,848)
Eaton Vance VT Floating-Rate Income	2,261	(5,636)	(3,375)	2,954	(12,469)	(9,515)
Eaton Vance VT Large-Cap Value	38,681	(1,981,050)	(1,942,369)	48,968	(1,065,387)	(1,016,419)
Federated Capital Appreciation II	59,904	(106,177)	(46,273)	176,392	(289,196)	(112,804)
Federated Kaufmann II	431,348	(644,808)	(213,460)	557,340	(929,892)	(372,552)
Templeton Foreign Securities	1,713	(81,224)	(79,511)	3,670	(61,033)	(57,363)
Templeton Growth Securities	—	(39,898)	(39,898)	1,272	(23,103)	(21,831)
Janus Aspen Forty	50	(42,306)	(42,256)	8,644	(242,007)	(233,363)
Janus Aspen-Enterprise	—	(62,267)	(62,267)	292	(18,864)	(18,572)
MFS® Growth Series	8,314,407	(8,826,801)	(512,394)	6,653,628	(7,190,881)	(537,253)
Oppenheimer Capital Appreciation	—	(13,756)	(13,756)	689	(3,816)	(3,127)
Oppenheimer Main Street	—	(4,269)	(4,269)	—	(16,769)	(16,769)
Oppenheimer Main Street Small & Mid-Cap	25	(13,848)	(13,823)	709	(21,270)	(20,561)
PIMCO CommodityRealReturn® Strategy	7,527	(8,657)	(1,130)	7,035	(139,265)	(132,230)
PIMCO Low Duration	39,081	1,610,069	1,649,150	15,693	(219,440)	(203,747)
PIMCO Real Return	21,620	938,001	959,621	19,161	(521,447)	(502,286)
PIMCO Total Return	8,559,505	(7,549,367)	1,010,138	7,578,031	(12,012,358)	(4,434,327)
Pioneer Emerging Markets VCT	323	(52,513)	(52,190)	2,080	34,878	36,958
Pioneer Fund VCT	305	(8,620)	(8,315)	326	(21,827)	(21,501)
Pioneer High Yield VCT	295	(23,672)	(23,377)	1,884	(22,451)	(20,567)
Pioneer Real Estate Shares VCT	373	8,552	8,925	1,067	(5,390)	(4,323)
Columbia Variable Portfolio Select Smaller-Cap Value	2,280,257	(2,485,487)	(205,230)	3,157,776	(2,081,047)	1,076,729

48

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

3. Change in Units (continued)

	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA AllianceBernstein Dynamic Allocation	—	(728)	(728)	—	(2,527)	(2,527)
TA WMC Diversified Growth	58,128	(1,901,793)	(1,843,665)	56,271	(99,063)	(42,792)
TA Morgan Stanley Mid-Cap Growth	19,965	40,296	60,261	8	2,587,462	2,587,470
TA Systematic Small/Mid Cap Value	5,918	(100,616)	(94,698)	6,215	(27,827)	(21,612)
TA AEGON Tactical Vanguard ETF—Balanced	63,854	(138)	63,716	—		—
TA AEGON Tactical Vanguard ETF—Conservative	11,867	(183)	11,684	—	—	—
TA AEGON Tactical Vanguard ETF—Growth	364	(2)	362	—	—	—
TA Legg Mason Dynamic Allocation—Balanced	4,350	(1)	4,349	—	—	—
TA Legg Mason Dynamic Allocation—Growth	2,548	(2,548)	—	—	—	—
TA Vanguard ETF Index—Balanced	7,907	(2)	7,905	—	—	—
TA Vanguard ETF Index—Conservative	25,963	(122)	25,841	—	—	—
TA Vanguard ETF Index—Growth	3,018	(3,018)	—	—	—	—
TA PIMCO Tactical Growth	1	(1)	—	—	—	—
TA PIMCO Tactical Conservative	21,611	(1)	21,610	—	—	—
TA PIMCO Tactical Balanced	1	(1)	—	—	—	—
TA Market Participation Strategy	1	(1)	—	—	—	—
Wanger International	18,309	(297,721)	(279,412)	15,390	(107,746)	(92,356)
Wanger USA	3,544	(103,314)	(99,770)	5,257	(57,099)	(51,842)

49

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
Invesco Van Kampen V.I. Value Opportunities
	12/31/2012	24,564	$10.64	to	$10.21	$257,376	1.30%	1.25%	to	1.75%	16.24%	to	15.66%
	12/31/2011	49,660	9.16	to	8.83	449,371	1.01	1.25	to	1.75	(4.24)	to	(4.71)
	12/31/2010	42,524	9.56	to	9.27	402,147	0.64	1.25	to	1.75	6.03	to	5.51
	12/31/2009	86,594	9.02	to	8.79	769,029	1.69	1.25	to	1.75	46.17	to	45.44
	12/31/2008	32,376	6.17	to	6.04	198,046	0.87	1.25	to	1.75	(52.39)	to	(52.63)
Invesco V.I. Core Equity
	12/31/2012	4,173,779	12.36	to	12.16	51,544,784	0.96	1.35	to	1.59	12.35	to	12.08
	12/31/2011	4,578,407	11.00	to	10.85	50,328,730	0.93	1.35	to	1.59	(1.39)	to	(1.62)
	12/31/2010	5,208,695	11.16	to	11.03	58,069,962	0.88	1.35	to	1.59	8.10	to	7.84
	12/31/2009	7,078,446	10.32	to	10.23	72,916,730	1.63	1.35	to	1.59	26.58	to	26.28
	12/31/2008	9,888,121	8.15	to	8.10	80,436,714	2.43	1.35	to	1.59	(31.12)	to	(31.25)
Invesco V.I. International Growth
	12/31/2012	987,948	19.75	to	11.01	11,211,134	1.35	1.55	to	1.59	13.75	to	13.71
	12/31/2011	1,316,508	17.36	to	9.68	13,287,545	1.55	1.55	to	1.59	(8.16)	to	(8.20)
	12/31/2010	1,560,006	18.90	to	10.54	17,147,544	2.03	1.55	to	1.59	11.14	to	11.10
	12/31/2009	993,864	17.01	to	9.49	9,789,136	1.54	1.55	to	1.59	33.17	to	33.11
	12/31/2008	1,131,775	12.77	to	7.13	8,372,260	0.55	1.55	to	1.59	(41.30)	to	(41.32)
Invesco V.I. Mid Cap Core Equity
	12/31/2012	292,679	14.12	to	13.55	4,035,107	0.07	1.25	to	1.75	9.57	to	9.03
	12/31/2011	298,884	12.89	to	12.43	3,772,523	0.29	1.25	to	1.75	(7.53)	to	(7.99)
	12/31/2010	343,156	13.94	to	13.51	4,697,424	0.58	1.25	to	1.75	12.70	to	12.15
	12/31/2009	1,379,521	12.36	to	12.04	16,829,538	1.83	1.25	to	1.75	28.60	to	27.96
	12/31/2008	308,526	9.62	to	9.41	2,926,827	1.79	1.25	to	1.75	(29.45)	to	(29.80)
Invesco Van Kampen V.I. American Franchise
	12/31/2012	2,276,997	11.64	to	5.67	20,079,581	—	1.35	to	1.59	11.98	to	11.93
	12/31/2011	597,722	10.39	to	5.07	3,067,121	—	1.55	to	1.59	(7.61)	to	(7.64)
	12/31/2010	735,614	11.25	to	5.49	4,125,946	—	1.55	to	1.59	18.02	to	17.97
	12/31/2009	866,507	9.53	to	4.65	4,119,313	0.11	1.55	to	1.59	63.52	to	63.45
	12/31/2008	1,015,683	5.83	to	2.84	2,966,751	0.53	1.55	to	1.59	(49.78)	to	(49.80)
Invesco Van Kampen V.I. Comstock
	12/31/2012	9,010,810	13.19	to	12.66	119,072,522	1.72	1.25	to	1.75	17.75	to	17.16
	12/31/2011	11,599,619	11.20	to	10.81	130,112,176	1.82	1.25	to	1.75	(3.05)	to	(3.53)
	12/31/2010	8,010,700	11.56	to	11.20	92,045,545	0.10	1.25	to	1.75	14.55	to	13.98
	12/31/2009	1,904,559	10.09	to	9.83	19,538,948	7.47	1.25	to	1.75	27.18	to	26.55
	12/31/2008	7,762,968	7.93	to	7.77	63,316,659	1.84	1.25	to	1.75	(36.50)	to	(36.82)

50

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
AllianceBernstein International Value
	12/31/2012	311,135	$6.00	to	$5.83	$1,838,371	1.70%	1.25%	to	1.75%	13.11%	to	12.54%
	12/31/2011	293,120	5.30	to	5.18	1,534,686	4.04	1.25	to	1.75	(20.25)	to	(20.64)
	12/31/2010	295,957	6.65	to	6.52	1,948,303	2.93	1.25	to	1.75	3.30	to	2.80
	12/31/2009	349,280	6.44	to	6.35	2,233,196	1.34	1.25	to	1.75	33.01	to	32.35
	12/31/2008	467,188	4.84	to	4.80	2,250,405	1.02	1.25	to	1.75	(53.79)	to	(54.02)
AllianceBernstein Global Thematic Growth
	12/31/2012	698,250	7.02	to	7.02	4,898,236	—	1.35	to	1.35	11.99	to	11.99
	12/31/2011	787,464	6.26	to	6.26	4,932,627	0.63	1.35	to	1.35	(24.25)	to	(24.25)
	12/31/2010	1,032,284	8.27	to	8.27	8,536,194	2.15	1.35	to	1.35	17.35	to	17.35
	12/31/2009	902,077	7.05	to	7.05	6,356,519	—	1.35	to	1.35	51.43	to	51.43
	12/31/2008	449,553	4.65	to	4.65	2,091,904	—	1.35	to	1.35	(48.10)	to	(48.10)
AllianceBernstein Growth and Income
	12/31/2012	636,760	13.51	to	13.51	8,600,100	1.55	1.55	to	1.59	15.71	to	15.67
	12/31/2011	736,486	11.67	to	11.68	8,599,421	1.34	1.55	to	1.59	4.70	to	4.66
	12/31/2010	882,638	11.15	to	11.16	9,847,077	—	1.55	to	1.59	11.37	to	11.32
	12/31/2009	1,366,831	10.01	to	10.02	13,697,318	5.36	1.55	to	1.59	18.97	to	18.92
	12/31/2008	1,260,676	8.41	to	8.43	10,623,241	1.96	1.55	to	1.59	(41.52)	to	(41.55)
AllianceBernstein Large Cap Growth
	12/31/2012	4,555,955	18.30	to	6.62	74,361,717	0.29	1.35	to	1.59	14.82	to	14.55
	12/31/2011	5,303,614	15.93	to	5.78	74,222,693	0.33	1.35	to	1.59	(4.33)	to	(4.56)
	12/31/2010	6,139,351	16.66	to	6.05	88,874,902	0.50	1.35	to	1.59	8.63	to	8.38
	12/31/2009	6,954,144	15.33	to	5.59	92,478,891	0.15	1.35	to	1.59	35.68	to	35.35
	12/31/2008	8,104,895	11.30	to	4.13	79,762,792	—	1.35	to	1.59	(40.50)	to	(40.62)
AllianceBernstein Small/Mid Cap Value
	12/31/2012	253,385	15.92	to	15.28	3,947,892	0.53	1.25	to	1.75	17.27	to	16.68
	12/31/2011	323,346	13.57	to	13.09	4,304,813	0.48	1.25	to	1.75	(9.52)	to	(9.96)
	12/31/2010	303,179	15.00	to	14.54	4,476,272	0.45	1.25	to	1.75	25.34	to	24.73
	12/31/2009	320,391	11.97	to	11.66	3,783,806	0.66	1.25	to	1.75	41.08	to	40.38
	12/31/2008	856,160	8.48	to	8.30	7,188,463	0.72	1.25	to	1.75	(36.41)	to	(36.73)
AllianceBernstein Value
	12/31/2012	115,220	10.90	to	10.46	1,232,701	1.91	1.25	to	1.75	14.29	to	13.72
	12/31/2011	134,108	9.53	to	9.20	1,257,956	1.40	1.25	to	1.75	(4.69)	to	(5.16)
	12/31/2010	142,859	10.00	to	9.70	1,410,217	2.01	1.25	to	1.75	10.43	to	9.89
	12/31/2009	150,901	9.06	to	8.82	1,352,056	3.40	1.25	to	1.75	19.62	to	19.02
	12/31/2008	172,460	7.57	to	7.41	1,293,527	2.48	1.25	to	1.75	(41.60)	to	(41.89)

51

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
American Century VP International
	12/31/2012	3,045,049	$11.86	to	$11.86	$36,101,766	0.86%	1.35%	to	1.35%	19.53%	to	19.53%
	12/31/2011	3,416,457	9.92	to	9.92	33,886,277	1.50	1.35	to	1.35	(13.21)	to	(13.21)
	12/31/2010	3,909,759	11.43	to	11.43	44,682,658	2.38	1.35	to	1.35	11.78	to	11.78
	12/31/2009	4,415,605	10.22	to	10.22	45,143,560	2.87	1.35	to	1.35	31.97	to	31.97
	12/31/2008	5,858,082	7.75	to	7.75	45,381,177	0.73	1.35	to	1.35	(45.59)	to	(45.49)
American Century VP Ultra®
	12/31/2012	469,243	12.49	to	11.99	5,641,430	—	1.25	to	1.75	12.51	to	11.94
	12/31/2011	435,062	11.10	to	10.71	4,657,103	—	1.25	to	1.75	(0.18)	to	(0.67)
	12/31/2010	481,688	11.12	to	10.78	5,172,843	0.53	1.25	to	1.75	14.65	to	14.09
	12/31/2009	566,163	9.70	to	9.45	5,312,686	0.87	1.25	to	1.75	32.81	to	32.15
	12/31/2008	6,760,374	7.30	to	7.15	47,780,736	—	1.25	to	1.75	(42.24)	to	(42.53)
American Funds Asset Allocation
	12/31/2012	960,117	14.47	to	13.89	13,631,635	1.89	1.40	to	1.90	14.57	to	14.00
	12/31/2011	1,056,980	12.63	to	12.19	13,130,281	1.76	1.40	to	1.90	(0.10)	to	(0.59)
	12/31/2010	1,248,656	12.65	to	12.26	15,565,673	1.99	1.40	to	1.90	10.95	to	10.41
	12/31/2009	1,339,008	11.40	to	11.10	15,077,696	2.45	1.40	to	1.90	22.26	to	21.65
	12/31/2008	1,379,745	9.32	to	9.13	12,736,951	2.56	1.40	to	1.90	(30.53)	to	(30.88)
American Funds Bond
	12/31/2012	892,162	12.41	to	11.91	10,860,769	2.51	1.40	to	1.90	3.90	to	3.39
	12/31/2011	870,531	11.94	to	11.52	10,222,929	2.71	1.40	to	1.90	4.64	to	4.13
	12/31/2010	1,165,909	11.41	to	11.06	13,100,988	2.98	1.40	to	1.90	4.97	to	4.46
	12/31/2009	4,715,071	10.87	to	10.59	50,572,622	3.13	1.40	to	1.90	11.04	to	10.49
	12/31/2008	4,878,160	9.79	to	9.58	47,242,305	5.49	1.40	to	1.90	(10.66)	to	(11.10)
American Funds Growth
	12/31/2012	2,399,550	14.84	to	14.24	34,917,723	0.78	1.40	to	1.90	16.25	to	15.67
	12/31/2011	2,667,226	12.76	to	12.31	33,473,270	0.58	1.40	to	1.90	(5.60)	to	(6.06)
	12/31/2010	3,363,544	13.52	to	13.10	44,792,087	0.71	1.40	to	1.90	17.04	to	16.47
	12/31/2009	3,928,533	11.55	to	11.25	44,811,203	0.55	1.40	to	1.90	37.48	to	36.79
	12/31/2008	8,100,416	8.40	to	8.23	67,369,881	0.79	1.40	to	1.90	(44.78)	to	(45.06)
American Funds Growth-Income
	12/31/2012	1,709,728	12.94	to	12.42	21,669,832	1.59	1.40	to	1.90	15.84	to	15.27
	12/31/2011	1,895,871	11.17	to	10.78	20,791,451	1.49	1.40	to	1.90	(3.18)	to	(3.66)
	12/31/2010	2,143,487	11.54	to	11.19	24,349,159	1.49	1.40	to	1.90	9.89	to	9.35
	12/31/2009	2,230,965	10.50	to	10.23	23,124,870	1.60	1.40	to	1.90	29.42	to	28.77
	12/31/2008	2,435,419	8.11	to	7.94	19,546,530	1.82	1.40	to	1.90	(38.75)	to	(39.05)

52

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
American Funds International
	12/31/2012	5,536,975	$15.69	to	$15.06	$85,146,149	1.38%	1.40%	to	1.90%	16.26%	to	15.68%
	12/31/2011	6,991,731	13.50	to	13.02	92,707,631	1.72	1.40	to	1.90	(15.15)	to	(15.57)
	12/31/2010	7,732,016	15.91	to	15.42	121,142,480	2.08	1.40	to	1.90	5.75	to	5.24
	12/31/2009	7,717,570	15.04	to	14.65	114,611,285	1.70	1.40	to	1.90	41.09	to	40.38
	12/31/2008	6,531,283	10.66	to	10.44	68,912,969	1.98	1.40	to	1.90	(42.96)	to	(43.25)
BlackRock Balanced Capital V.I.
	12/31/2012	932,894	23.09	to	23.09	21,538,520	1.36	1.35	to	1.35	8.40	to	8.40
	12/31/2011	1,053,100	21.30	to	21.30	22,428,864	2.08	1.35	to	1.35	2.46	to	2.46
	12/31/2010	1,200,740	20.79	to	20.79	24,958,681	1.78	1.35	to	1.35	7.32	to	7.32
	12/31/2009	1,373,382	19.37	to	19.37	26,600,957	2.22	1.35	to	1.35	16.36	to	16.36
	12/31/2008	1,644,848	16.65	to	16.65	27,380,777	2.22	1.35	to	1.35	(29.62)	to	(29.62)
BlackRock Basic Value V.I.
	12/31/2012	6,229,013	13.07	to	12.55	205,440,627	1.73	1.25	to	1.75	12.63	to	12.07
	12/31/2011	7,195,565	11.61	to	11.19	209,328,189	1.69	1.25	to	1.75	(3.65)	to	(4.13)
	12/31/2010	8,326,313	12.05	to	11.68	251,894,744	1.59	1.25	to	1.75	11.41	to	10.86
	12/31/2009	14,157,850	10.81	to	10.53	309,325,482	2.46	1.25	to	1.75	29.51	to	28.87
	12/31/2008	12,131,860	8.35	to	8.17	242,738,742	1.84	1.25	to	1.75	(37.59)	to	(37.90)
BlackRock Total Return V.I.
	12/31/2012	6,214,299	13.14	to	12.61	146,102,456	3.50	1.25	to	1.75	6.90	to	6.37
	12/31/2011	6,964,464	12.29	to	11.86	153,622,324	4.15	1.25	to	1.75	4.87	to	4.36
	12/31/2010	8,026,657	11.72	to	11.36	169,226,502	4.98	1.25	to	1.75	8.23	to	7.70
	12/31/2009	9,290,518	10.83	to	10.55	181,548,085	5.98	1.25	to	1.75	16.42	to	15.84
	12/31/2008	11,711,982	9.30	to	9.11	197,310,856	5.08	1.25	to	1.75	(13.29)	to	(13.73)
BlackRock Capital Appreciation V.I.
	12/31/2012	15,193,440	13.51	to	12.97	168,263,472	0.71	1.25	to	1.75	12.43	to	11.87
	12/31/2011	18,162,852	12.02	to	11.59	180,497,328	0.30	1.25	to	1.75	(10.01)	to	(10.45)
	12/31/2010	20,664,824	13.35	to	12.94	225,074,062	—	1.25	to	1.75	18.06	to	17.48
	12/31/2009	20,492,598	11.31	to	11.02	187,373,598	0.42	1.25	to	1.75	34.32	to	33.65
	12/31/2008	12,199,742	8.42	to	8.24	84,194,457	0.41	1.25	to	1.75	(39.64)	to	(39.94)
BlackRock Global Allocation V.I.
	12/31/2012	18,875,658	17.02	to	16.34	537,686,873	1.49	1.25	to	1.75	8.91	to	8.36
	12/31/2011	20,786,323	15.63	to	15.07	546,941,699	2.16	1.25	to	1.75	(4.68)	to	(5.15)
	12/31/2010	22,187,241	16.40	to	15.89	613,245,749	1.18	1.25	to	1.75	8.70	to	8.16
	12/31/2009	23,013,045	15.08	to	14.69	595,179,866	1.93	1.25	to	1.75	19.70	to	19.11
	12/31/2008	22,724,432	12.60	to	12.34	509,226,454	2.12	1.25	to	1.75	(20.46)	to	(20.86)

53

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
BlackRock Global Opportunities V.I.
	12/31/2012	2,150,577	$8.26	to	$8.07	$29,607,684	1.05%	1.25%	to	1.75%	12.85%	to	12.29%
	12/31/2011	2,433,084	12.49	to	12.49	29,610,882	1.06	1.35	to	1.75	(13.56)	to	(13.56)
	12/31/2010	2,720,206	8.47	to	8.36	38,541,440	0.81	1.25	to	1.75	9.56	to	9.03
	12/31/2009	3,146,624	7.73	to	7.67	40,787,117	2.29	1.25	to	1.75	33.70	to	33.03
	12/31/2008	3,119,351	5.78	to	5.77	30,584,340	0.33	1.25	to	1.75	(42.76)	to	(42.95)
BlackRock U.S. Government Bond V.I.
	12/31/2012	6,073,295	12.74	to	12.23	119,798,781	2.45	1.25	to	1.75	1.13	to	0.63
	12/31/2011	6,769,242	12.60	to	12.15	132,874,569	3.19	1.25	to	1.75	5.01	to	4.50
	12/31/2010	9,325,603	12.00	to	11.63	175,906,672	3.82	1.25	to	1.75	7.42	to	6.90
	12/31/2009	11,750,490	11.17	to	10.88	203,051,569	3.80	1.25	to	1.75	(3.01)	to	(3.49)
	12/31/2008	12,023,407	11.51	to	11.27	220,898,844	2.60	1.25	to	1.75	6.40	to	5.87
BlackRock High Yield V.I.
	12/31/2012	4,035,216	16.40	to	15.74	119,605,882	6.57	1.25	to	1.75	14.22	to	13.65
	12/31/2011	4,409,622	14.36	to	13.85	115,338,079	6.98	1.25	to	1.75	2.06	to	1.56
	12/31/2010	4,438,089	14.07	to	13.64	113,591,593	7.68	1.25	to	1.75	13.94	to	13.38
	12/31/2009	4,251,336	12.35	to	12.03	104,742,210	9.46	1.25	to	1.75	54.68	to	53.91
	12/31/2008	5,017,734	7.98	to	7.82	80,811,333	8.91	1.25	to	1.75	(30.09)	to	(30.44)
BlackRock International V.I.
	12/31/2012	6,208,893	13.04	to	12.51	99,836,702	1.77	1.25	to	1.75	13.65	to	13.08
	12/31/2011	7,198,936	11.47	to	11.07	101,938,640	2.38	1.25	to	1.75	(14.77)	to	(15.19)
	12/31/2010	7,875,429	13.46	to	13.05	131,008,911	1.11	1.25	to	1.75	5.25	to	4.74
	12/31/2009	8,719,291	12.79	to	12.46	138,524,740	2.51	1.25	to	1.75	28.35	to	27.71
	12/31/2008	7,946,714	9.96	to	9.75	98,128,576	2.58	1.25	to	1.75	(43.24)	to	(43.53)
BlackRock Large Cap Core V.I.
	12/31/2012	5,247,167	13.53	to	12.99	166,417,099	1.41	1.25	to	1.75	11.31	to	10.75
	12/31/2011	5,902,608	12.16	to	11.73	168,964,009	1.09	1.25	to	1.75	1.13	to	0.64
	12/31/2010	6,651,129	12.02	to	11.65	188,186,333	1.02	1.25	to	1.75	7.78	to	7.25
	12/31/2009	7,515,947	11.16	to	10.87	198,118,954	1.30	1.25	to	1.75	21.02	to	20.41
	12/31/2008	8,904,592	9.22	to	9.02	196,112,051	1.09	1.25	to	1.75	(39.55)	to	(39.85)
BlackRock Large Cap Growth V.I.
	12/31/2012	6,241,887	13.37	to	12.83	70,774,036	1.36	1.25	to	1.75	13.79	to	13.22
	12/31/2011	6,933,011	11.75	to	11.33	69,118,778	0.80	1.25	to	1.75	1.19	to	0.70
	12/31/2010	8,200,692	11.61	to	11.25	80,718,554	0.70	1.25	to	1.75	14.06	to	13.50
	12/31/2009	14,344,378	10.18	to	9.91	130,518,260	0.65	1.25	to	1.75	25.24	to	24.62
	12/31/2008	12,704,271	8.13	to	7.96	87,348,034	0.44	1.25	to	1.75	(41.47)	to	(41.76)

54

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
BlackRock Large Cap Value V.I.
	12/31/2012	5,194,879	$12.77	to	$12.25	$76,979,613	1.45%	1.25%	to	1.75%	12.16%	to	11.61%
	12/31/2011	5,837,336	11.38	to	10.98	77,275,581	1.27	1.25	to	1.75	(1.98)	to	(2.46)
	12/31/2010	6,907,620	11.61	to	11.25	93,749,020	1.11	1.25	to	1.75	7.27	to	6.75
	12/31/2009	8,098,832	10.82	to	10.54	102,704,151	1.57	1.25	to	1.75	12.91	to	12.34
	12/31/2008	9,724,721	9.59	to	9.38	109,564,047	1.18	1.25	to	1.75	(38.07)	to	(38.38)
BlackRock Money Market V.I.
	12/31/2012	10,844,263	10.47	to	10.05	144,927,605	—	1.25	to	1.75	(1.24)	to	(1.74)
	12/31/2011	12,823,204	10.60	to	10.22	173,233,884	—	1.25	to	1.75	(1.23)	to	(1.71)
	12/31/2010	15,007,488	10.73	to	10.40	205,207,467	—	1.25	to	1.75	(1.23)	to	(1.72)
	12/31/2009	19,190,850	10.86	to	10.58	265,497,782	0.14	1.25	to	1.75	(1.08)	to	(1.58)
	12/31/2008	17,124,137	10.98	to	10.75	238,950,937	2.48	1.25	to	1.75	1.19	to	0.69
BlackRock S&P 500 Index V.I.
	12/31/2012	6,437,342	13.38	to	12.84	114,381,232	1.88	1.25	to	1.75	14.16	to	13.59
	12/31/2011	6,653,359	11.72	to	11.31	104,486,880	1.64	1.25	to	1.75	0.44	to	(0.05)
	12/31/2010	7,464,148	11.67	to	11.31	116,452,532	1.62	1.25	to	1.75	13.28	to	12.73
	12/31/2009	8,346,405	10.30	to	10.04	115,247,298	1.98	1.25	to	1.75	24.62	to	24.00
	12/31/2008	9,488,581	8.27	to	8.09	105,041,417	1.84	1.25	to	1.75	(38.03)	to	(38.34)
BlackRock Equity Dividend V.I.
	12/31/2012	423,005	34.30	to	34.30	14,510,043	2.23	1.35	to	1.35	10.62	to	10.62
	12/31/2011	479,701	31.01	to	31.01	14,875,625	2.05	1.35	to	1.35	4.56	to	4.56
	12/31/2010	556,063	29.66	to	29.66	16,492,049	2.77	1.35	to	1.35	8.86	to	8.86
	12/31/2009	646,013	27.24	to	27.24	17,599,662	3.17	1.35	to	1.35	13.33	to	13.33
	12/31/2008	765,464	24.04	to	24.04	18,400,277	2.33	1.35	to	1.35	(34.77)	to	(34.77)
BlackRock Value Opportunities V.I.
	12/31/2012	3,225,235	13.56	to	13.02	131,012,837	0.46	1.25	to	1.75	12.12	to	11.57
	12/31/2011	3,636,859	12.10	to	11.67	132,210,199	0.38	1.25	to	1.75	(3.63)	to	(4.10)
	12/31/2010	4,244,221	12.55	to	12.17	160,877,272	0.53	1.25	to	1.75	27.10	to	26.48
	12/31/2009	4,781,324	9.87	to	9.62	141,501,486	0.76	1.25	to	1.75	26.75	to	26.12
	12/31/2008	4,452,969	7.79	to	7.63	103,218,569	0.61	1.25	to	1.75	(40.82)	to	(41.12)
Davis Value
	12/31/2012	5,973,995	12.33	to	11.83	72,042,655	1.59	1.25	to	1.75	11.67	to	11.11
	12/31/2011	6,793,374	11.04	to	10.65	73,369,157	0.70	1.25	to	1.75	(5.36)	to	(5.82)
	12/31/2010	12,102,514	11.67	to	11.31	139,265,601	1.42	1.25	to	1.75	11.37	to	10.83
	12/31/2009	17,945,048	10.48	to	10.20	185,644,288	1.19	1.25	to	1.75	29.53	to	28.88
	12/31/2008	9,653,913	8.09	to	7.92	76,653,721	0.83	1.25	to	1.75	(41.10)	to	(41.39)

55

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
Dreyfus VIF Appreciation
	12/31/2012	1,806,267	$14.89	to	$14.29	$26,366,039	3.35%	1.15%	to	1.65%	8.87%	to	8.33%
	12/31/2011	2,359,029	13.68	to	13.19	31,691,526	1.53	1.15	to	1.65	7.51	to	6.98
	12/31/2010	2,582,877	12.72	to	12.33	32,360,650	0.15	1.15	to	1.65	13.74	to	13.18
	12/31/2009	117,026	11.19	to	10.90	1,292,736	5.10	1.15	to	1.65	20.83	to	20.23
	12/31/2008	3,340,347	9.26	to	9.06	30,605,127	1.49	1.15	to	1.65	(30.56)	to	(30.91)
Eaton Vance VT Floating-Rate Income
	12/31/2012	228,079	12.91	to	12.39	2,879,153	4.21	1.15	to	1.65	6.11	to	5.58
	12/31/2011	231,454	12.16	to	11.73	2,759,848	4.25	1.15	to	1.65	1.39	to	0.90
	12/31/2010	240,969	12.00	to	11.63	2,842,473	4.35	1.15	to	1.65	7.90	to	7.37
	12/31/2009	227,735	11.12	to	10.83	2,494,381	4.78	1.15	to	1.65	42.77	to	42.06
	12/31/2008	147,547	7.79	to	7.62	1,137,246	5.49	1.15	to	1.65	(28.06)	to	(28.42)
Eaton Vance VT Large-Cap Value
	12/31/2012	4,862,006	9.56	to	9.29	45,842,254	1.23	1.15	to	1.65	13.80	to	13.23
	12/31/2011	6,804,375	8.40	to	8.21	56,510,884	1.15	1.15	to	1.65	(7.04)	to	(7.50)
	12/31/2010	7,820,794	9.04	to	8.87	70,047,439	0.53	1.15	to	1.65	14.13	to	13.57
	12/31/2009	5,351,446	7.92	to	7.81	42,098,358	1.02	1.15	to	1.65	16.90	to	16.32
	12/31/2008	1,972,158	6.78	to	6.72	13,303,697	1.21	1.15	to	1.65	(35.74)	to	(36.06)
Federated Capital Appreciation II
	12/31/2012	388,260	12.08	to	11.59	4,560,463	0.56	1.25	to	1.75	8.80	to	8.26
	12/31/2011	434,533	11.10	to	10.71	4,699,310	0.75	1.25	to	1.75	(6.46)	to	(6.92)
	12/31/2010	547,337	11.87	to	11.50	6,336,306	3.32	1.25	to	1.75	11.68	to	11.13
	12/31/2009	4,943,073	10.62	to	10.35	51,747,841	1.25	1.25	to	1.75	12.07	to	11.51
	12/31/2008	7,319,970	9.48	to	9.28	68,233,930	0.33	1.25	to	1.75	(30.28)	to	(30.63)
Federated Kaufmann II
	12/31/2012	1,657,472	14.46	to	13.88	23,191,977	—	1.25	to	1.75	15.83	to	15.25
	12/31/2011	1,870,932	12.48	to	12.04	22,638,049	1.12	1.25	to	1.75	(14.35)	to	(14.77)
	12/31/2010	2,243,484	14.57	to	14.13	31,738,443	0.12	1.25	to	1.75	16.54	to	15.97
	12/31/2009	4,129,011	12.51	to	12.18	50,093,541	—	1.25	to	1.75	27.88	to	27.25
	12/31/2008	2,741,696	9.78	to	9.57	26,130,003	0.32	1.25	to	1.75	(42.55)	to	(42.83)
Templeton Foreign Securities
	12/31/2012	478,658	14.94	to	14.34	6,998,829	3.07	1.15	to	1.65	16.88	to	16.29
	12/31/2011	558,169	12.78	to	12.33	7,002,114	1.69	1.15	to	1.65	(11.65)	to	(12.08)
	12/31/2010	615,532	14.47	to	14.02	8,760,663	1.87	1.15	to	1.65	7.17	to	6.65
	12/31/2009	612,127	13.50	to	13.15	8,147,962	3.10	1.15	to	1.65	35.48	to	34.80
	12/31/2008	617,337	9.96	to	9.75	6,089,120	2.41	1.15	to	1.65	(41.09)	to	(41.39)

56

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
Templeton Growth Securities
	12/31/2012	224,496	$12.56	to	$12.06	$2,753,908	2.04%	1.15%	to	1.65%	19.68%	to	19.08%
	12/31/2011	264,394	10.50	to	10.13	2,719,508	1.31	1.15	to	1.65	(8.03)	to	(8.48)
	12/31/2010	286,225	11.41	to	11.06	3,212,402	1.35	1.15	to	1.65	6.17	to	5.65
	12/31/2009	308,256	10.75	to	10.47	3,267,150	3.65	1.15	to	1.65	29.61	to	28.96
	12/31/2008	433,712	8.29	to	8.12	3,553,815	1.75	1.15	to	1.65	(43.01)	to	(43.30)
Janus Aspen Forty
	12/31/2012	375,505	12.67	to	12.30	4,684,302	0.57	1.15	to	1.65	22.44	to	21.83
	12/31/2011	417,761	10.35	to	10.10	4,266,952	0.23	1.15	to	1.65	(8.00)	to	(8.45)
	12/31/2010	651,124	11.24	to	11.03	7,239,649	0.09	1.15	to	1.65	5.27	to	4.75
	12/31/2009	5,555,642	10.68	to	10.53	58,922,519	0.01	1.15	to	1.65	44.35	to	43.63
	12/31/2008	3,192,409	7.40	to	7.33	23,512,794	0.01	1.15	to	1.65	(44.98)	to	(45.25)
Janus Aspen-Enterprise
	12/31/2012	39,867	12.87	to	12.50	504,106	—	1.15	to	1.65	15.65	to	15.07
	12/31/2011	102,134	11.13	to	10.86	1,120,380	—	1.15	to	1.65	(2.77)	to	(3.25)
	12/31/2010	120,706	11.44	to	11.23	1,366,424	—	1.15	to	1.65	24.09	to	23.48
	12/31/2009	883,877	9.22	to	9.09	8,094,719	—	1.15	to	1.65	42.79	to	42.08
	12/31/2008	1,024,328	6.46	to	6.40	6,586,614	0.07	1.15	to	1.65	(44.53)	to	(44.81)
MFS® Growth Series
	12/31/2012	4,140,743	19.81	to	6.83	61,986,152	—	1.35	to	1.59	15.81	to	15.53
	12/31/2011	4,653,137	17.10	to	5.91	58,445,704	0.19	1.35	to	1.59	(1.65)	to	(1.88)
	12/31/2010	5,190,390	17.39	to	6.02	66,096,740	0.12	1.35	to	1.59	13.80	to	13.53
	12/31/2009	4,232,487	15.28	to	5.31	55,594,869	0.32	1.35	to	1.59	35.83	to	35.51
	12/31/2008	4,944,149	11.25	to	3.92	45,125,713	0.23	1.35	to	1.59	(38.29)	to	(38.41)
Oppenheimer Capital Appreciation
	12/31/2012	104,447	12.18	to	11.69	1,250,483	0.41	1.15	to	1.65	12.50	to	11.94
	12/31/2011	118,203	10.82	to	10.44	1,259,826	0.10	1.15	to	1.65	(2.49)	to	(2.97)
	12/31/2010	121,330	11.10	to	10.76	1,327,691	—	1.15	to	1.65	7.90	to	7.37
	12/31/2009	138,432	10.29	to	10.02	1,408,111	0.01	1.15	to	1.65	42.51	to	41.80
	12/31/2008	147,353	7.22	to	7.07	1,054,716	—	1.15	to	1.65	(46.31)	to	(46.58)
Oppenheimer Main Street
	12/31/2012	33,965	13.22	to	12.69	438,981	0.62	1.15	to	1.65	15.27	to	14.70
	12/31/2011	38,234	11.47	to	11.06	428,860	0.60	1.15	to	1.65	(1.45)	to	(1.93)
	12/31/2010	55,003	11.64	to	11.28	626,910	1.05	1.15	to	1.65	14.51	to	13.95
	12/31/2009	88,705	10.16	to	9.90	885,458	1.53	1.15	to	1.65	26.53	to	25.90
	12/31/2008	82,368	8.03	to	7.86	652,233	1.19	1.15	to	1.65	(39.36)	to	(39.66)

57

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
Oppenheimer Main Street Small & Mid-Cap
	12/31/2012	163,585	$15.49	to	$14.86	$2,484,436	0.33%	1.15%	to	1.65%	16.32%	to	15.74%
	12/31/2011	177,408	13.31	to	12.84	2,325,120	0.40	1.15	to	1.65	(3.49)	to	(3.96)
	12/31/2010	197,969	13.80	to	13.37	2,693,891	0.43	1.15	to	1.65	21.66	to	21.06
	12/31/2009	253,922	11.34	to	11.05	2,847,047	0.63	1.15	to	1.65	35.32	to	34.65
	12/31/2008	188,049	8.38	to	8.20	1,562,093	0.28	1.15	to	1.65	(38.75)	to	(39.05)
PIMCO CommodityRealReturn® Strategy
	12/31/2012	1,227,500	12.08	to	11.59	14,508,595	2.75	1.25	to	1.75	4.08	to	3.56
	12/31/2011	1,228,630	11.60	to	11.19	13,991,905	13.95	1.25	to	1.75	(8.70)	to	(9.14)
	12/31/2010	1,360,860	12.71	to	12.32	17,021,762	15.34	1.25	to	1.75	22.99	to	22.38
	12/31/2009	1,531,274	10.33	to	10.07	15,611,769	4.76	1.25	to	1.75	39.77	to	39.08
	12/31/2008	1,944,637	7.39	to	7.24	14,224,468	4.25	1.25	to	1.75	(44.52)	to	(44.80)
PIMCO Low Duration
	12/31/2012	3,936,533	12.58	to	12.22	48,785,124	1.93	1.25	to	1.75	4.54	to	4.02
	12/31/2011	2,287,383	12.03	to	11.75	27,185,573	1.69	1.25	to	1.75	(0.13)	to	(0.62)
	12/31/2010	2,491,130	12.05	to	11.82	29,725,617	1.18	1.25	to	1.75	3.99	to	3.48
	12/31/2009	363,647	11.59	to	11.42	4,182,452	3.35	1.25	to	1.75	11.94	to	11.38
	12/31/2008	244,880	10.35	to	10.26	2,521,761	4.06	1.25	to	1.75	(1.71)	to	(2.20)
PIMCO Real Return
	12/31/2012	3,581,668	15.24	to	14.62	53,435,306	1.15	1.25	to	1.75	7.41	to	6.87
	12/31/2011	2,622,047	14.18	to	13.68	36,507,884	2.16	1.25	to	1.75	10.30	to	9.76
	12/31/2010	3,124,333	12.86	to	12.46	39,541,487	1.39	1.25	to	1.75	6.78	to	6.25
	12/31/2009	2,716,455	12.04	to	11.73	32,280,234	3.15	1.25	to	1.75	16.93	to	16.34
	12/31/2008	3,960,671	10.30	to	10.08	40,369,634	3.48	1.25	to	1.75	(8.26)	to	(8.72)
PIMCO Total Return
	12/31/2012	28,062,441	15.53	to	14.90	463,622,535	2.58	1.25	to	1.75	8.24	to	7.70
	12/31/2011	27,052,303	14.35	to	13.84	417,328,227	2.62	1.25	to	1.75	2.34	to	1.83
	12/31/2010	31,486,630	14.02	to	13.59	475,731,158	2.41	1.25	to	1.75	6.78	to	6.26
	12/31/2009	35,925,184	13.13	to	12.79	506,933,234	5.25	1.25	to	1.75	12.66	to	12.10
	12/31/2008	34,735,661	11.65	to	11.41	436,971,934	4.45	1.25	to	1.75	3.44	to	2.93
Pioneer Emerging Markets VCT
	12/31/2012	475,083	11.40	to	11.01	5,307,653	0.21	1.15	to	1.65	10.38	to	9.83
	12/31/2011	527,273	10.32	to	10.03	5,356,584	—	1.15	to	1.65	(24.48)	to	(24.85)
	12/31/2010	490,315	13.67	to	13.35	6,618,791	0.34	1.15	to	1.65	14.30	to	13.73
	12/31/2009	1,357,142	11.96	to	11.73	16,075,185	0.34	1.15	to	1.65	72.03	to	71.18
	12/31/2008	349,175	6.95	to	6.85	2,408,805	0.09	1.15	to	1.65	(58.80)	to	(59.01)

58

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
Pioneer Fund VCT
	12/31/2012	62,398	$12.76	to	$12.25	$780,130	1.25%	1.15%	to	1.65%	8.69%	to	8.15%
	12/31/2011	70,713	11.74	to	11.33	815,250	1.07	1.15	to	1.65	(5.63)	to	(6.09)
	12/31/2010	92,214	12.44	to	12.06	1,130,806	1.25	1.15	to	1.65	14.41	to	13.85
	12/31/2009	54,381	10.88	to	10.60	583,180	1.59	1.15	to	1.65	23.48	to	22.87
	12/31/2008	58,101	8.81	to	8.62	506,026	1.49	1.15	to	1.65	(35.15)	to	(35.48)
Pioneer High Yield VCT
	12/31/2012	179,758	14.94	to	14.34	2,641,699	5.24	1.20	to	1.70	14.36	to	13.79
	12/31/2011	203,135	13.07	to	12.60	2,614,426	5.15	1.20	to	1.70	(3.18)	to	(3.66)
	12/31/2010	223,702	13.50	to	13.08	2,979,049	5.67	1.20	to	1.70	16.29	to	15.72
	12/31/2009	899,362	11.61	to	11.30	10,305,477	5.47	1.20	to	1.70	58.37	to	57.58
	12/31/2008	174,082	7.33	to	7.17	1,266,242	8.97	1.20	to	1.70	(36.52)	to	(36.84)
Pioneer Real Estate Shares VCT
	12/31/2012	132,398	12.94	to	12.63	1,691,778	2.17	1.25	to	1.75	14.64	to	14.07
	12/31/2011	123,473	11.29	to	11.08	1,379,269	2.17	1.25	to	1.75	8.40	to	7.87
	12/31/2010	127,796	10.41	to	10.27	1,321,269	2.67	1.25	to	1.75	26.95	to	26.33
	12/31/2009	886,473	8.20	to	8.13	7,238,939	4.49	1.25	to	1.75	29.92	to	29.28
	12/31/2008(1)	802,269	6.31	to	6.29	5,054,778	4.51	1.25	to	1.75	(45.65)	to	(45.83)
Columbia Variable Portfolio Select Smaller-Cap Value
	12/31/2012	871,499	10.08	to	10.07	8,779,634	—	1.55	to	1.59	16.10	to	16.05
	12/31/2011(1)	1,076,729	8.68	to	8.68	9,346,714	—	1.55	to	1.59	(13.17)	to	(13.20)
TA AllianceBernstein Dynamic Allocation
	12/31/2012	16,809	9.93	to	9.70	164,832	0.71	1.25	to	1.75	4.48	to	3.96
	12/31/2011	17,537	9.51	to	9.33	165,000	0.78	1.25	to	1.75	0.41	to	(0.08)
	12/31/2010	20,064	9.47	to	9.34	188,580	5.31	1.25	to	1.75	7.80	to	7.27
	12/31/2009	16,774	8.78	to	8.70	146,595	4.10	1.25	to	1.75	29.54	to	28.89
	12/31/2008(1)	6,528	6.78	to	6.75	44,191	9.24	1.25	to	1.75	(35.42)	to	(35.64)
TA WMC Diversified Growth
	12/31/2012	7,157,324	9.62	to	9.39	68,054,444	0.11	1.25	to	1.75	11.46	to	10.90
	12/31/2011	9,000,989	8.63	to	8.47	76,980,283	0.32	1.25	to	1.75	(5.11)	to	(5.58)
	12/31/2010	9,043,781	9.10	to	8.97	81,718,176	—	1.25	to	1.75	16.03	to	15.46
	12/31/2009	—	7.84	to	7.77	—	—	1.25	to	1.75	27.30	to	26.66
	12/31/2008(1)	—	6.16	to	6.13	—	—	1.25	to	1.75	(43.19)	to	(43.38)
TA Morgan Stanley Mid-Cap Growth
	12/31/2012	2,647,731	10.74	to	10.69	28,371,007	—	1.25	to	1.75	7.42	to	6.88
	12/31/2011(1)	2,587,470	10.00	to	10.00	25,874,699	0.80	1.25	to	1.75	—	to	—

59

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
TA Systematic Small/Mid Cap Value
	12/31/2012	909,079	$12.18	to	$11.89	$10,941,399	0.30%	1.25%	to	1.75%	14.60%	to	14.02%
	12/31/2011	1,003,777	10.63	to	10.43	10,572,102	0.04	1.25	to	1.75	(4.06)	to	(4.53)
	12/31/2010	1,025,389	11.08	to	10.92	11,283,903	0.43	1.25	to	1.75	28.45	to	27.82
	12/31/2009	166,220	8.63	to	8.55	1,427,703	0.91	1.25	to	1.75	41.13	to	40.42
	12/31/2008(1)	10,306	6.11	to	6.09	63,066	3.64	1.25	to	1.75	(41.36)	to	(41.55)
TA AEGON Tactical Vanguard ETF—Balanced
	12/31/2012(1)	63,716	10.21	to	10.21	650,303	0.05	1.35	to	1.35	—	to	—
TA AEGON Tactical Vanguard ETF—Conservative
	12/31/2012(1)	11,684	10.19	to	10.19	119,071	0.09	1.35	to	1.35	—	to	—
TA AEGON Tactical Vanguard ETF—Growth
	12/31/2012(1)	362	10.25	to	10.25	3,714	0.75	1.35	to	1.35	—	to	—
TA Legg Mason Dynamic Allocation—Balanced
	12/31/2012(1)	4,349	10.10	to	10.10	43,920	—	1.35	to	1.35	—	to	—
TA Legg Mason Dynamic Allocation—Growth
	12/31/2012(1)	—	10.05	to	10.05	—	—	1.35	to	1.35	—	to	—
TA Vanguard ETF Index—Balanced
	12/31/2012(1)	7,905	10.23	to	10.23	80,836	0.22	1.35	to	1.35	—	to	—
TA Vanguard ETF Index—Conservative
	12/31/2012(1)	25,841	10.19	to	10.19	263,381	1.45	1.35	to	1.35	—	to	—
TA Vanguard ETF Index—Growth
	12/31/2012(1)	—	10.27	to	10.27	—	—	1.35	to	1.35	—	to	—
TA PIMCO Tactical Growth
	12/31/2012(1)	—	9.88	to	9.88	—	—	1.35	to	1.35	—	to	—
TA PIMCO Tactical Conservative
	12/31/2012(1)	21,610	9.96	to	9.96	215,263	—	1.35	to	1.35	—	to	—
TA PIMCO Tactical Balanced
	12/31/2012(1)	—	9.93	to	9.93	—	—	1.35	to	1.35	—	to	—
TA Market Participation Strategy
	12/31/2012(1)	—	9.90	to	9.90	—	—	1.35	to	1.35	—	to	—
Wanger International
	12/31/2012	2,493,728	11.20	to	10.88	27,533,571	1.21	1.25	to	1.75	20.05	to	19.45
	12/31/2011	2,773,140	9.33	to	9.11	25,565,532	4.69	1.25	to	1.75	(15.67)	to	(16.09)
	12/31/2010	2,865,496	11.06	to	10.85	31,407,543	1.44	1.25	to	1.75	23.38	to	22.77
	12/31/2009	317,675	8.97	to	8.84	2,829,366	3.82	1.25	to	1.75	47.92	to	47.19
	12/31/2008	344,684	6.06	to	6.01	2,080,545	0.99	1.25	to	1.75	(46.31)	to	(46.58)

60

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
Wanger USA
	12/31/2012	652,096	$16.02	to	$15.37	$10,230,629	0.32%	1.25%	to	1.75%	18.52%	to	17.93%
	12/31/2011	751,866	13.51	to	13.03	9,977,437	—	1.25	to	1.75	(4.68)	to	(5.15)
	12/31/2010	803,708	14.18	to	13.74	11,219,245	—	1.25	to	1.75	21.83	to	21.23
	12/31/2009	874,711	11.64	to	11.33	10,046,300	—	1.25	to	1.75	40.46	to	39.76
	12/31/2008	973,586	8.28	to	8.11	7,980,080	—	1.25	to	1.75	(40.47)	to	(40.77)

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

There are subaccounts that have total return ranges outside of the range indicated above. Following is the list of the subaccounts and their corresponding lowest total return and highest total return:

Subaccount	2012 Total Return Range
BlackRock Global Opportunities VI	12.29% to 13.07%

Subaccount	2010 Total Return Range
BlackRock Global Opportunities VI	9.03% to 9.75%

61

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

5. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge during the accumulation phase, not to exceed $50, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.25% to 1.75% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a fund fee:

Subaccount	Fund Fee
American Funds Asset Allocation	0.15%
American Funds Bond	0.15%
American Funds Growth	0.15%
American Funds Growth-Income	0.15%
American Funds International	0.15%
Dreyfus VIF Appreciation	-0.10%
Eaton Vance VT Floating-Rate Income	-0.10%
Eaton Vance VT Large-Cap Value	-0.10%
Templeton Foreign Securities	-0.10%
Templeton Growth Securities	-0.10%
Janus Aspen Forty	-0.10%
Janus Aspen-Enterprise	-0.10%
Oppenheimer Capital Appreciation	-0.10%
Oppenheimer Main Street	-0.10%
Oppenheimer Main Street Small & Mid-Cap	-0.10%
Pioneer Emerging Markets VCT	-0.10%
Pioneer Fund VCT	-0.10%
Pioneer High Yield VCT	-0.05%

62

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

6. Income Taxes

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

63

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2012

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™(ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

64

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Years Ended December 31, 2012 and 2011

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Financial Statements

Years Ended December 31, 2012 and 2011

The Board of Directors and Contract Owners

Of Merrill Lynch Life Variable Annuity Separate Account B

Transamerica Advisors Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account B (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2012, the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account B, at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

April 22, 2013

/s/ Ernst & Young

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statement of Assets and Liabilities

December 31, 2012

BlackRock Money Market V.I. Subaccount
Assets
Investment in securities:
Number of shares	2,696,579.584

Cost	$2,696,580

Investments in mutual funds,
Level 1 prices quoted at net asset value	$2,696,580
Receivable for units sold	—

Total assets	2,696,580

Liabilities
Payable for units redeemed	—

Total net assets	$2,696,580

Net Assets:
Deferred annuity contracts terminable by owners	$2,696,580

Total net assets	$2,696,580

Accumulation units outstanding	167,942

Accumulation unit value	$16.056600

See accompanying notes.

2

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012

BlackRock Money Market V.I. Subaccount
Net Assets as of January 1, 2011	$4,237,040

Investment income:
Dividends	1
Investment expenses:
Mortality and expense risk and other charges	22,815

Net investment income (loss)	(22,814)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	89
Realized gain (loss) on investments	—

Net realized capital gains (losses) on investments	89
Net change in unrealized appreciation (depreciation)	—

Net gain (loss) on investment	89
Increase (decrease) in net assets from operations	(22,725)

Increase (decrease) in net assets from contract transactions	(859,003)

Total increase (decrease) in net assets	(881,728)

Net Assets as of December 31, 2011	$3,355,312

Investment income:
Dividends	1
Investment expenses:
Mortality and expense risk and other charges	19,928

Net investment income (loss)	(19,927)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	106
Realized gain (loss) on investments	—

Net realized capital gains (losses) on investments	106
Net change in unrealized appreciation (depreciation)	—

Net gain (loss) on investment	106
Increase (decrease) in net assets from operations	(19,821)

Increase (decrease) in net assets from contract transactions	(638,911)

Total increase (decrease) in net assets	(658,732)

Net Assets as of December 31, 2012	$2,696,580

See accompanying notes.

(1)	See footnote 1

3

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies

Organization

Merrill Lynch Life Variable Annuity Separate Account B (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), a wholly-owned subsidiary of AEGON USA, LLC (AUSA). AUSA is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of one investment subaccount. The subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. The Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in this specific individual subaccount is available to contract owners of Merrill Lynch Retirement Plus®.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
BlackRock Variable Series Funds, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I.	BlackRock Money Market V.I. Fund

Investments

Net purchase payments received by the Separate Account are invested in the portfolio of the Mutual Fund as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2012.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Separate Account was January 1, 2012. The adoption did not have a material impact on the financial statements.

4

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2012

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2012 were as follows:

Subaccount	Purchases	Sales
BlackRock Money Market V.I.	$292,778	$951,510

5

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2012

3. Change in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock Money Market V.I.	1,043,226	(1,082,900)	(39,674)	1,160,751	(1,213,627)	(52,876)

6

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2012

4. Financial Highlights

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Income Ratio*	Expense Ratio**	Total Return***
BlackRock Money Market V.I.
	12/31/2012	167,942	$16.06	$2,696,580	—%	0.65%	(0.65)%
	12/31/2011	207,616	16.16	3,355,312	—	0.65	(0.64)
	12/31/2010	260,492	16.27	4,237,040	—	0.65	(0.64)
	12/31/2009	277,462	16.37	4,542,246	0.16	0.65	(0.49)
	12/31/2008	349,180	16.45	5,744,443	2.48	0.65	1.80

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

7

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2012

5. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge during the accumulation phase, not to exceed $40, proportionately from the subaccounts’ unit values. An annual charge of .65% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Taxes

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

8

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2012

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™(ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Fund included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9

PART C

OTHER INFORMATION

Item 24. Financial Statements And Exhibits

(a)	Financial Statements

All required Financial Statements are included in Part B of this Registration Statement.

(b)	Exhibits

	(1)	Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B. Note 1

	(2)	Not Applicable

	(3)(a)	Form of Underwriting Agreement Between Merrill Lynch Life Insurance Company and Transamerica Capital, Inc. Note 2

(3)(a)(1)	Amended and Restated Underwriting Agreement Between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. Note 24

(b)	Wholesaling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. Note 3

(c)	Selling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. Note 3

(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 4

(4)(a)	Individual Variable Annuity Contract issued by Merrill Lynch Life Insurance Company. Note 1

(b)	Merrill Lynch Life Insurance Company Contingent Deferred Sales Charge Waiver Endorsement. Note 1

(c)	Individual Retirement Annuity Endorsement. Note 1

(d)	Merrill Lynch Life Insurance Company Endorsement. Note 1

(e)	Individual Variable Annuity Contract (revised) issued by Merrill Lynch Life Insurance Company (ML-VA-002). Note 5

(f)	Merrill Lynch Life Insurance Company Endorsement (ML008). Note 5

(g)	Merrill Lynch Life Insurance Company Individual Variable Annuity Contract (ML-VA-001). Note 5

(h)	Tax-Sheltered Annuity Endorsement. Note 6

(i)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML043). Note 7

(j)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML044). Note 7

(k)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML045). Note 7

(l)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML046). Note 7

(m)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML047). Note 7

(n)	Merrill Lynch Life Insurance Company Death Benefit Enhancement Riders (ML048 and ML049). Note 7

(o)	Form of Contract Schedules to Individual Variable Annuity Contracts ML-VA-001 and ML-VA-002. Note 7

(p)	Guaranteed Minimum Income Benefit Rider. Note 8

(5)	Form of Application for the Flexible Premium Individual Deferred Variable Annuity. Note 7

(6)(a)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. Note 1

(b)	Amended and Restated By-laws of Merrill Lynch Life Insurance Company. Note 1

(b)(1)	Amended and Restated By-laws of Transamerica Advisors Life Insurance Company. Note 23

(7)	Reinsurance Agreements.

(a)	GMDB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1. Note 21

(a)(1)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 21

(b)	GMIB Reinsurance Agreement between MLLIC and ACE Tempest Agreement and Amendments No. 1 and 2. Note 21

(b)(1)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 21

(c)	DBER Reinsurance Agreement between MLLIC and ACE Tempest and Amendments No. 1 and 2. Note 21

(c)(1)	Amendment No. 3 to the DBER Reinsurance Agreement. Note 21

(8)(a)	Amended General Agency Agreement. Note 9

(b)	Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc.. Note 1

(c)	Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc.. Note 1

(d)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Reserve Assets Fund. Note 1

(e)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. Note 1

(f)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. Note 1

(g)	Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc.. Note 9

(h)	Reimbursement Agreement Between Merrill Lynch Asset Management, Inc. and Merrill Lynch Life Agency, Inc.. Note 1

(i)	Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc.. Note 10

(j)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Family Life Insurance Company. Note 9

(k)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 1

(k)(1)	Amendment of Agreements (Confidential Information). Note 27

(l)	Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 10

(m)	Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 11

(n)	Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 10

(n)(1)	Amendment No. 9 to Participation Agreement (AIM). Note 24

(o)	Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc.. Note 1

(p)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. Note 10

(q)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. Note 10

(r)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. Note 10

(s)	Form of Participation Agreement Among MFS Variable Insurance Trust, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company. Note 1

(t)	Amendment to the Participation Agreement Among MFS® Variable Insurance TrustSM, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company dated May 1, 1997. Note 10

(t)(1)	Amended and Restated Participation Agreement (MFS). Note 25

(u)	Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Hotchkis and Wiley Variable Trust, and Hotchkis and Wiley. Note 12

(v)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company and Hotchkis and Wiley Variable Trust. Note 10

(w)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 12

(x)	Form of Participation Agreement Between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Life Insurance Company. Note 12

(y)	Form of Participation Agreement Between Mercury Asset Management V.I. Funds, Inc. and Merrill Lynch Life Insurance Company. Note 6

(z)	Form of Participation Agreement Between Davis Variable Account Fund, Inc. and Merrill Lynch Life Insurance Company. Note 13

(z)(1)	Amendment of Agreements (Confidential Information). Note 27

(aa)	Form of Participation Agreement Between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 14

(aa)(1)	Amendment of Agreements (Confidential Information). Note 27

(bb)	Form of Participation Agreement Between PIMCO Variable Insurance Trust and Merrill Lynch Life Insurance Company. Note 13

(cc)	Form of Participation Agreement Between Federated Securities Corp., Insurance Series, and Merrill Lynch Life Insurance Company. Note 15

(cc)(1)	Participation Agreement (Federated). Note 25

(cc)(2)	Amendment of Agreements (Confidential Information). Note 27

(cc)(3)	Amendment to Participation Agreement (Federated). Note 27

(cc)(4)	Second Addendum to Participation Agreement (Federated). Note 28

(dd)	Form of Participation Agreement Between PIMCO Advisors VIT, OCC Distributors LLC, and Merrill Lynch Life Insurance Company. Note 15

(ee)	Form of Participation Agreement Between Van Kampen Life Investment Trust and Merrill Lynch Life Insurance Company. Note 13

(ff)	Form of Amendment to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 16

(gg)	Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 17

(hh)	Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and Merrill Lynch Life Insurance Company. Note 17

(ii)	Form of Rule 22c-2 Shareholder Information Agreement Between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 17

(jj)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 18

(kk)	Form of Rule 22c-2 Shareholder Information Agreement Between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 17

(ll)	Form of Rule 22c-2 Shareholder Information Agreement Between Federated Securities Corp. and Merrill Lynch Life Insurance Company. Note 17

(mm)	Form of Rule 22c-2 Shareholder Information Agreement Between MFS Fund Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 17

(nn)	Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and Merrill Lynch Life Insurance Company. Note 18

(oo)	Form of Rule 22c-2 Shareholder Information Agreement Between Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 17

(pp)	Form of Rule 22c-2 Shareholder Information Agreement Between Van Kampen Funds, Inc. and Merrill Lynch Life Insurance Company. Note 17

(qq)	Form of Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Merrill Lynch Life Insurance Company. Note 17

(qq)(1)	Amendment of Agreements (Confidential Information). Note 27

(rr)	Form of Amendment to Participation Agreement by and among Premier VIT, Allianz Global Investors Distributors LLC, and Merrill Lynch Life Insurance Company. Note 17

(ss)	Form of Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 17

(tt)	Service Agreement by and between Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 2

(uu)	Participation Agreement by and among MLIG Variable Insurance Trust, Merrill Lynch Pierce Fenner & Smith Inc., Roszel Advisors, LLC, and Merrill Lynch Life Insurance Company. Note 2

(vv)	Services Agreement between PIMCO Variable Insurance Trust and Merrill Lynch Life Insurance Company. Note 2

(xx)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. Note 3

(yy)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 19

(zz)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 20

(aaa)	Participation Agreement (TST). Note 26

(aaa)(1)	Amendment No. 2 to Participation Agreement (TST). Note 27

(aaa)(2)	Amendment No. 4 to Participation Agreement (TST). Note 27

(aaa)(3)	Amendment No. 5 to Participation Agreement (TST). Note 27

(9)	Opinion and Consent of Counsel. Note 28

(10)	Consent of independent registered public accounting firm. Note 28

(11)	Not Applicable

(12)	Not Applicable

(13)	Powers of Attorney. Note 28

Note 1.	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43773) dated December 10, 1996.

Note 2.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-118362) dated April 25, 2008.

Note 3.	Incorporated by reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company (File No. 33-26322) dated March 27, 2008.

Note 4.	Incorporated by reference to Exhibit 10.2 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated January 4, 2008.

Note 5.	Filed with Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 33-43773) dated April 26, 1995.

Note 6.	Filed with Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 33-43773) dated April 13, 1999.

Note 7.	Filed with Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 33-43773) dated March 2, 2001.

Note 8.	Filed with Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-43773) dated October 8, 2002.

Note 9.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-43773) dated April 28, 1994.

Note 10.	Incorporated by reference to Initial Filing to Form N-4 Registration Statement (File No.333-90243) dated November 3, 1999.

Note 11.	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No.33-43773) dated April 23, 1997.

Note 12.	Filed with Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-43773) dated May 1, 1998.

Note 13.	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-90243) dated March 31, 2000.

Note 14.	Filed with Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-43773) dated April 30, 2001.

Note 15.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-90243) dated April 23, 2004.

Note 16.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-90243) dated April 21, 2006.

Note 17.	Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 33-43773) dated April 17, 2007.

Note 18.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-73544) dated April 17, 2007.

Note 19.	Incorporated by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated August 17, 2007.

Note 20.	Incorporated by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated January 4, 2008.

Note 21.	Filed with Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 33-43773) dated April 28, 2009.

Note 22.	Filed with Post-Effective Amendment No.33 to Form N-4 Registration Statement (File No. 33-43773) dated April 23, 2010.

Note 23.	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-91098) dated September 30, 2010.

Note 24.	Filed with Post-Effective Amendment No. 34 to Form N-4 Registration Statement (File No.33-43773) dated April 27, 2011.

Note 25.	Filed with Post-Effective Amendment No. 35 to Form N-4 Registration Statement (File No. 33-43773) dated April 26, 2012.

Note 26.	Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-118362) dated April 23, 2010.

Note 27.	Filed with Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 33-43773) dated September 10, 2012.

Note 28.	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Thomas A. Swank 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and President

Robert R Frederick 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President

John T. Mallett 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Vice President

Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Vice President, Corporate Controller, Chief Financial Officer and Treasurer

Darin D. Smith	Assistant Secretary, Managing Assistant General Counsel and Vice President
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499-0001

Richard Wirth	Director, Division General Counsel, Secretary and Senior Vice President
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499-0001

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B -Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages

AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (86.0457%) ; Monumental Life Insurance Company (13.9543%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	Partners: Transamerica Affordable Housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable Housing, Inc.	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency

Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Diversified Investment Advisors, Inc.	Delaware	100% Diversified Retirement Corporation	Investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.3%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Members: Garnet Community Investment XXXII, LLC (0.01%); non-affiliates of AEGON: New York Life Insurance Company (50.38%); New York Life Insurance Annuity Corporation (49.61%)	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Garnet LIHTC Fund XXXVI, LLC	Delaware	Sole Member - Garnet Community Investments XXXVI, LLC	Investments

Garnet LIHTC Fund XXXVII, LLC	Delaware	Sole Member - Garnet Community Investments XXXIII, LLC	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Hadley Apartments, LLC	Massachusetts	Members: Garnet LIHTC Fund XV, LLC (99.99% investor member); Transamerica Affordable Housing, Inc. (non-owner manager); Main South Community Development Corporation , a non-affiliate of AEGON (.01% special member)	affordable housing

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable Housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable Housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)	affordable housing

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment

IWA Commercial Venture, LLC	Georgia	Members: Investors Warranty of America, Inc. (99.9%); non-AEGON affiliate, Rooker/Commerce 962, LLC	Maintain property tax abatement

LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda

Partners are: Transamerica Life

Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.

Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member-PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - will primarily write fixed universal life and term insurance

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	To provide education and information regarding retirement and economic issues.

Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement Plan Services

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments

Yarra Rapids Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Company organized for the intention of real estate investments but no business at this time

Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (82.35%); Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%) Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contracts

The number of Contracts in force as of February 28, 2013 was 27,713.

Item 28. Indemnification

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Amended And Restated By-Laws Of Transamerica Advisors Life Insurance Company, Article VI

Sections 1, 2, 3 And 4 – Indemnification Of Directors, Officers, Employees And Incorporators

Section 1. Actions Other Than By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right To Indemnification. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination Of Right To Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Other Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA QQ, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Margaret A. Cullem-Fiore	(5)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Christy Post-Rissin	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Karen R. Wright	(3)	Treasurer

Karen D. Heburn	(5)	Vice President

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$10,603,612	0	0	0

(1)	Fiscal Year 2012

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Not Applicable

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Advisors Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 19th day of April, 2013.

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
Depositor

*
Thomas A. Swank
President and Director

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

*	Director and President	, 2013
Thomas A. Swank

*	Director and Senior Vice	, 2013
Robert R. Frederick	President

*	Director and Vice President	, 2013
John T. Mallett

*	Director, Treasurer, Vice President, Corporate Controller and Chief Financial Officer	, 2013
Eric J. Martin

*	Director, Division General Counsel,	, 2013
Richard Wirth	Secretary and Senior Vice President

/s/ Darin D. Smith	Vice President, Managing Assistant General Counsel and Assistant Secretary	April 19, 2013
Darin D. Smith

*By:	Darin D. Smith - Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No. 033-43773

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

8(c)(4)	Second Addendum to Participation Agreement (Federated)
9	Opinion and Consent of Counsel
10	Consent of Independent Registered Public Accounting Firm
13	Power of Attorney (Richard)

*	Page numbers included only in manually executed original.